As filed with the Securities and Exchange
                          Commission on April 28, 2014


                                                              File Nos. 33-18647
                                                                       811-05398

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF
                                      1933

                          Pre-Effective Amendment No.


                      Post-Effective Amendment No. 60                 X


                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                              Amendment No. 61                        X


         -------------------------------------------------------------

             ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

             1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

              Registrant's Telephone Number, including Area Code:
                                 (800) 221-5672

         -------------------------------------------------------------

                                EMILIE D. WRAPP
                             AllianceBernstein L.P.
                          1345 Avenue of the Americas
                            New York, New York l0105

                    (Name and address of agent for service)
                          Copies of communications to:
                               Kathleen K. Clarke
                              Seward & Kissel LLP
                               901 K Street, N.W.
                                   Suite 800
                             Washington, D.C. 20001




      It is proposed that this filing will become effective (check appropriate box)


      [_]   Immediately upon filing pursuant to paragraph (b)
      [X]   On May 1, 2014 pursuant to paragraph (b)
      [_]   60 days after filing pursuant to paragraph (a)(1)
      [_]   On (date) pursuant to paragraph (a)(1)
      [_]   75 days after filing pursuant to paragraph (a)(2)
      [_]   On (date) pursuant to paragraph (a)(2) of Rule 485
      [_]   If appropriate, check the following box:


      [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS  |  MAY 1, 2014


AllianceBernstein Variable Products Series Fund, Inc.
Class A Prospectus

AllianceBernstein VPS

    Intermediate Bond Portfolio                                 Real Estate Investment Portfolio

    Large Cap Growth Portfolio                                  International Value Portfolio

    Growth and Income Portfolio                                 Small/Mid Cap Value Portfolio

    Growth Portfolio                                            Value Portfolio

    International Growth Portfolio                              Balanced Wealth Strategy Portfolio

    Global Thematic Growth Portfolio                            Dynamic Asset Allocation Portfolio

    Small Cap Growth Portfolio



This Prospectus describes the Portfolios that are available as underlying investments through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.


The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                    Page
SUMMARY INFORMATION................................................   4

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' RISKS AND INVESTMENTS.  46

INVESTING IN THE PORTFOLIOS........................................  58

MANAGEMENT OF THE PORTFOLIOS.......................................  61

DIVIDENDS, DISTRIBUTIONS AND TAXES.................................  66

GLOSSARY...........................................................  67

FINANCIAL HIGHLIGHTS...............................................  68

APPENDIX A--BOND RATINGS........................................... A-1

APPENDIX B--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION........ B-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


----------------------------------------
Management Fees                     .45%
Other Expenses                      .32%
                                    ----
Total Portfolio Operating Expenses  .77%
                                    ====
----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------
After 1 Year    $ 79
After 3 Years   $246
After 5 Years   $428
After 10 Years  $954
--------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 217% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment grade bonds (commonly known as "junk bonds"). The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in U.S. Dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. Dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating and inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may enter into, without limit, derivatives transactions, such as options, futures, forwards and swaps.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. BELOW INVESTMENT GRADE SECURITY RISK: Investments in fixed-income securities with lower ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. PREPAYMENT RISK: The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some of these securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with these securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.


.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

   04     05     06     07      08      09     10     11     12      13
  -----  -----  -----  -----  ------  ------  -----  -----  -----  ------
  3.77%  1.98%  3.93%  4.85%  -6.38%  18.51%  9.20%  6.64%  6.05%  -2.16%



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 8.00%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -4.23%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2013)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             -2.16%  7.44%   4.45%
-----------------------------------------------------------------------------
Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)  -2.02%  4.44%   4.55%
-----------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Paul J. DeNoon         Since 2009      Senior Vice President of the Adviser

Shawn E. Keegan        Since 2007      Vice President of the Adviser

Alison M. Martier      Since 2005      Senior Vice President of the Adviser

Douglas J. Peebles     Since 2007      Senior Vice President of the Adviser

Greg J. Wilensky       Since 2005      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 45 in this Prospectus.

ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


----------------------------------------
Management Fees                     .75%
Other Expenses                      .10%
                                    ----
Total Portfolio Operating Expenses  .85%
                                    ====
----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------
After 1 Year    $   87
After 3 Years   $  271
After 5 Years   $  471
After 10 Years  $1,049
----------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 60% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Portfolio invests primarily in the domestic equity securities of companies selected by the Portfolio's Adviser for their growth potential within various market sectors. The Portfolio emphasizes investments in large, seasoned companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies.

For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index. While the market capitalizations of companies in the Russell 1000 Growth Index ranged from approximately $1.1 billion to $500 billion as of December 31, 2013, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.


The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities.

The Adviser allocates the Portfolio's investments among broad sector groups based on the fundamental company research conducted by the Adviser's internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Adviser may vary the percentage allocations among market sectors and may change the market sectors in which the Portfolio invests as companies' potential for growth within a sector matures and new trends for growth emerge.


The Adviser's research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.

The Portfolio may, at times, invest in shares of exchange-traded funds, or ETFs, in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value, or NAV.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

                                    [CHART]

                             Calendar Year End (%)

   04      05      06      07      08       09      10      11      12      13
  -----  ------  ------  ------  -------  ------  ------  ------  ------  ------
  8.62%  15.14%  -0.44%  13.92%  -39.66%  37.52%  10.10%  -3.04%  16.39%  37.35%



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 16.90%, 1ST QUARTER 2012; AND WORST QUARTER WAS DOWN -19.83%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2013)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             37.35% 18.60%   7.22%
-----------------------------------------------------------------------------
Russell 1000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)  33.48% 20.39%   7.83%
-----------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Frank V. Caruso       Since 2012      Senior Vice President of the Adviser

Vincent C. DuPont     Since 2012      Senior Vice President of the Adviser

John H. Fogarty       Since 2012      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 45 in this Prospectus.

ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


----------------------------------------
Management Fees                     .55%
Other Expenses                      .05%
                                    ----
Total Portfolio Operating Expenses  .60%
                                    ====
----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------
After 1 Year    $ 61
After 3 Years   $192
After 5 Years   $335
After 10 Years  $750
--------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 63% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued, focusing on dividend-paying securities. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Portfolio may invest in companies of any size and in any industry.


The Adviser depends heavily upon the fundamental analysis and research of its internal research staff in making investment decisions for the Portfolio. The research staff follows a primary research universe of approximately 500 largely U.S. companies. In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Portfolio's portfolio normally will include approximately 60-90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model.


The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Portfolio may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Portfolio does not intend to concentrate in any particular industries or businesses. The Portfolio's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio also invests in high-quality securities of non-U.S. issuers.


The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. INDUSTRY/SECTOR RISK: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Portfolio's investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

    04     05      06     07      08       09      10     11      12      13
  ------  -----  ------  -----  -------  ------  ------  -----  ------  ------
  11.46%  4.87%  17.29%  5.12%  -40.60%  20.82%  13.09%  6.32%  17.53%  34.96%



During the period shown in the bar chart, the Portfolio's:


BEST QUARTER WAS UP 14.27%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -20.17%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2013)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             34.96% 18.17%   7.03%
-----------------------------------------------------------------------------
Russell 1000(R) Value Index
(reflects no deduction for fees, expenses, or taxes)  32.53% 16.67%   7.58%
-----------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the person responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Frank V. Caruso     Since 2001      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 45 in this Prospectus.

ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------
Management Fees                      .75%
Other Expenses                       .31%
                                    -----
Total Portfolio Operating Expenses  1.06%
                                    =====
-----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------
After 1 Year    $  108
After 3 Years   $  337
After 5 Years   $  585
After 10 Years  $1,294
----------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 63% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in a domestic portfolio of equity securities of companies selected by the Portfolio's Adviser for their growth potential within various market sectors. The Adviser seeks to identify companies or industries for which other investors have underestimated earnings potential--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base or similar factors) that would cause a company to grow faster than market forecasts.


In managing the Portfolio, the Adviser allocates investments among broad sector groups and selects specific investments based on the fundamental company research conducted by the Adviser's internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Adviser's research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.


The Portfolio has the flexibility to invest across the capitalization spectrum. The Portfolio is designed for those seeking exposure to companies of various sizes, and typically has substantial investments in both large-capitalization companies and mid-capitalization companies, and may also invest in small-capitalization companies.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value, or NAV.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

                                   [CHART]

                            Calendar Year End (%)

    04     05      06      07       08      09      10     11      12    13
  ------ ------  ------  ------  -------  ------  ------  -----  ------ ------
  14.73% 11.97%  -1.07%  13.02%  -42.43%  33.13%  15.06%  1.24%  13.89% 34.01%


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 15.64%, 1ST QUARTER, 2012; AND WORST QUARTER WAS DOWN -22.09%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2013)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             34.01% 18.80%   6.95%
-----------------------------------------------------------------------------
Russell 3000(R) Growth Index*
(reflects no deduction for fees, expenses, or taxes)  34.23% 20.56%   7.95%
-----------------------------------------------------------------------------



*The Portfolio's broad-based index used for comparison purposes changed from the Russell 1000 Growth Index to the Russell 3000 Growth Index because the Russell 3000 Growth Index more closely reflects the Portfolio's investments and performance.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Bruce K. Aronow     Since 2013      Senior Vice President of the Adviser

Frank V. Caruso     Since 2008      Senior Vice President of the Adviser

John H. Fogarty     Since 2013      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 45 in this Prospectus.

ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


----------------------------------------
Management Fees                     .75%
Other Expenses                      .19%
                                    ----
Total Portfolio Operating Expenses  .94%
                                    ====
----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------
After 1 Year    $   96
After 3 Years   $  300
After 5 Years   $  520
After 10 Years  $1,155
----------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 31% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in an international portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser's growth analysts seek to identify companies or industries that other investors have underestimated earnings potential--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.


The Adviser allocates the Portfolio's investments among broad sector groups utilizing the fundamental company research conducted by the Adviser's internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Adviser may vary the percentage allocations among market sectors and may change the market sectors in which the Portfolio invests as companies' potential for growth within a sector matures and new trends for growth emerge.

Under normal market conditions, the Portfolio invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Portfolio's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation.


The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in larger capitalization companies, although the Portfolio may invest in smaller or medium capitalization companies.


The Portfolio may, at times, invest in shares of exchange-traded funds, or ETFs, in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

   04      05      06      07       08      09      10      11     12    13
 ------  ------  ------  ------  -------  ------  ------  ------ ------ ------
 24.27%  20.84%  27.04%  18.13%  -48.85%  39.58%  12.89% -15.85% 15.54% 13.60%


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 24.51%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -27.30%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2013)



                                                                                                     1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------------------------
Portfolio                                                                                            13.60% 11.72%   7.21%
----------------------------------------------------------------------------------------------------------------------------
MSCI AC World Index (ex. U.S.)*
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of non-
U.S. withholding taxes)                                                                              15.29% 12.81%   7.57%
----------------------------------------------------------------------------------------------------------------------------
MSCI World Index (ex. U.S.)**
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of non-
U.S. withholding taxes)                                                                              21.02% 12.49%   7.07%
----------------------------------------------------------------------------------------------------------------------------



*The Portfolio's primary broad-based index used for comparison purposes changed from the MSCI World Index (ex. US) to the MSCI AC World Index (ex. US) because the MSCI AC World Index (ex. US) more closely reflects the Portfolio's investments and performance.

**The performance table includes an additional index that shows how the Portfolio's performance compares with an index of the equity market performance of developed markets.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE                LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------
Daniel C. Roarty           Since 2012      Senior Vice President of the Adviser

Tassos M. Stassopoulos     Since 2011      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 45 in this Prospectus.

ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


----------------------------------------
Management Fees                     .75%
Other Expenses                      .23%
                                    ----
Total Portfolio Operating Expenses  .98%
                                    ====
----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------
After 1 Year    $  100
After 3 Years   $  312
After 5 Years   $  542
After 10 Years  $1,201
----------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 96% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation.


The Adviser employs a combination of "top-down" and "bottom-up" investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on its global fundamental and quantitative research capabilities, the Adviser seeks to identify long-term economic or business trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Portfolio's investments and which are expected to change over time based on the Adviser's research.

In addition to this "top-down" thematic approach, the Adviser will also use a "bottom-up" analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment.

The Portfolio invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Portfolio invests in both developed and emerging market countries. Under normal market conditions, the Portfolio invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Portfolio's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities.


The Portfolio may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero-coupon bonds.


The Portfolio may, at times, invest in shares of exchange-traded funds, or ETFs, in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS

.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.


.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value, or NAV.

.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.


.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                   [CHART]

                            Calendar Year End (%)

   04     05    06      07       08      09      10      11       12      13
 -----  -----  -----  ------  -------  ------  ------  -------  ------  ------
 5.38%  3.86%  8.64%  20.20%  -47.37%  53.49%  18.93%  -23.23%  13.52%  23.26%


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 21.43%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -25.85%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2013)



                                                                                                  1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------------------------------------------------
Portfolio                                                                                         23.26% 14.42%   3.96%
-------------------------------------------------------------------------------------------------------------------------
MSCI AC World Index (Net)
(reflects no deduction for fees, expenses, or taxes, except the reinvestment of dividends net of
non-U.S. withholding taxes)                                                                       22.80% 14.92%   7.17%
-------------------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE                LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------
Daniel C. Roarty           Since 2013      Senior Vice President of the Adviser

Tassos M. Stassopoulos     Since 2013      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 45 in this Prospectus.

ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------


EFFECTIVE FEBRUARY 1, 2013, THE PORTFOLIO IS CLOSED TO NEW INVESTMENTS EXCEPT THAT CONTRACTHOLDERS OF VARIABLE PRODUCTS WITH INVESTMENT OPTIONS THAT INCLUDED THE PORTFOLIO AS OF JANUARY 31, 2013, MAY CONTINUE TO PURCHASE SHARES OF THE PORTFOLIO IN ACCORDANCE WITH THE PROCEDURES FOR THE PURCHASE OF SHARES IN THE PROSPECTUS OF THE SEPARATE ACCOUNT IN WHICH THEY INVEST, INCLUDING THROUGH REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. THE PORTFOLIO MAY
(I) MAKE ADDITIONAL EXCEPTIONS THAT, IN THE ADVISER'S JUDGMENT, DO NOT ADVERSELY AFFECT THE ADVISER'S ABILITY TO MANAGE THE PORTFOLIO; (II) REJECT ANY INVESTMENT OR REFUSE ANY EXCEPTION, INCLUDING THOSE DETAILED ABOVE, THAT THE ADVISER BELIEVES WILL ADVERSELY AFFECT ITS ABILITY TO MANAGE THE PORTFOLIO; AND
(III) CLOSE AND/OR REOPEN THE PORTFOLIO TO NEW OR EXISTING CONTRACTHOLDERS AT ANY TIME.


INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------
Management Fees                      .75%
Other Expenses                       .42%
                                    -----
Total Portfolio Operating Expenses  1.17%
                                    =====
-----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------
After 1 Year    $  119
After 3 Years   $  372
After 5 Years   $  644
After 10 Years  $1,420
----------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 81% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of December 31, 2013, there were approximately 4,200 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $11.3 billion. Because the Portfolio's definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities.


When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Portfolio, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Portfolio may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.


The Portfolio invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may, at times, invest in shares of exchange-traded funds, or ETFs, in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may also invest up to 20% of its total assets in rights or warrants.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

    04     05      06      07       08      09      10     11      12      13
  ------  -----  ------  ------  -------  ------  ------  -----  ------  ------
  14.55%  5.24%  10.69%  14.08%  -45.54%  41.76%  36.90%  4.46%  15.02%  45.66%



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 20.66%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -29.52%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2013)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             45.66% 27.71%   10.91%
-----------------------------------------------------------------------------
Russell 2000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)  43.30% 22.58%    9.41%
-----------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Bruce K. Aronow        Since 2000      Senior Vice President of the Adviser

N. Kumar Kirpalani     Since 2005      Senior Vice President of the Adviser

Samantha S. Lau        Since 2005      Senior Vice President of the Adviser

Wen-Tse Tseng          Since 2006      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 45 in this Prospectus.

ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is total return from long-term growth of capital and income.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


----------------------------------------
Management Fees                     .55%
Other Expenses                      .31%
                                    ----
Total Portfolio Operating Expenses  .86%
                                    ====
----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------
After 1 Year    $   88
After 3 Years   $  274
After 5 Years   $  477
After 10 Years  $1,061
----------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 98% of the average value of its portfolio.


PRINCIPAL STRATEGIES
Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio's investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers. In selecting real estate equity securities, the Adviser uses its fundamental and quantitative research to seek to identify companies where the magnitude and growth of cash flow streams have not been appropriately reflected in the price of the security. These securities may trade at a more attractive valuation than others that may have similar overall fundamentals. The Adviser's fundamental research efforts are focused on forecasting the short- and long-term normalized cash generation capability of real estate companies by isolating supply and demand for property types in local markets, determining the replacement value of properties, assessing future development opportunities, and normalizing capital structures of real estate companies.

The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates, or REMICs, and collateralized mortgage obligations, or CMOs. The Portfolio may also invest in short-term investment grade debt securities and other fixed-income securities.

The Portfolio invests in equity securities that include common stock, shares of beneficial interests of REITs and securities with common stock characteristics, such as preferred stock or convertible securities ("real estate equity securities"). The Portfolio may invest in foreign securities and enter into forward commitments and standby commitment agreements.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. REAL ESTATE RISK: The Portfolio's investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

.. PREPAYMENT RISK: The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some of these securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with these securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                   [CHART]

                            Calendar Year End (%)

    04     05      06       07       08      09      10     11      12    13
  ------ ------  ------  -------  -------  ------  ------  -----  ------ -----
  35.63% 11.67%  35.23%  -14.53%  -35.68%  29.46%  26.34%  9.03%  21.19% 4.20%


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 32.49%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -36.87%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2013)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             4.20%  17.63%   9.75%
-----------------------------------------------------------------------------
FTSE NAREIT Equity REIT Index
(reflects no deduction for fees, expenses, or taxes)  2.86%  16.90%   8.61%
-----------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE        LENGTH OF SERVICE    TITLE
--------------------------------------------------------------------------
Neil Abraham    Since February 2014  Senior Vice President of the Adviser

Eric J. Franco  Since 2012           Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 45 in this Prospectus.

ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


----------------------------------------
Management Fees                     .75%
Other Expenses                      .07%
                                    ----
Total Portfolio Operating Expenses  .82%
                                    ====
----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------
After 1 Year    $   84
After 3 Years   $  262
After 5 Years   $  455
After 10 Years  $1,014
----------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 59% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Portfolio invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Portfolio invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio's portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.


The Adviser's fundamental analysis depends heavily upon its internal research staff. The research staff begins with a global research universe of approximately 2,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide to better understand each company's competitive position in a global context. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Portfolio's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities", and enter into forward commitments.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: When the Portfolio borrows money or otherwise leverages its portfolio, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

    04      05      06     07       08      09     10       11      12      13
  ------  ------  ------  -----  -------  ------  -----  -------  ------  ------
  25.12%  16.92%  35.36%  5.84%  -53.18%  34.68%  4.59%  -19.25%  14.53%  23.00%



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 26.30%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -28.76%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2013)



                                                                                                  1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------------------------------------------------
Portfolio                                                                                         23.00%  9.89%   4.63%
-------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index (Net)
(reflects no deduction for fees, expenses, or taxes, except the reinvestment of dividends net of
non-U.S. withholding taxes)                                                                       22.78% 12.44%   6.91%
-------------------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE        LENGTH OF SERVICE  TITLE
------------------------------------------------------------------------
Takeo Aso          Since 2012      Senior Vice President of the Adviser

Sharon E. Fay      Since 2005      Senior Vice President of the Adviser

Avi Lavi           Since 2012      Senior Vice President of the Adviser

Kevin F. Simms     Since 2002      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 45 in this Prospectus.

ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


----------------------------------------
Management Fees                     .75%
Other Expenses                      .06%
                                    ----
Total Portfolio Operating Expenses  .81%
                                    ====
----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------
After 1 Year    $   83
After 3 Years   $  259
After 5 Years   $  450
After 10 Years  $1,002
----------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 56% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 125 companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(R) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(R) Value Index.


Because the Portfolio's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2013, there were approximately 1,753 small- to mid-capitalization companies, representing a market capitalization range from approximately $36.8 million to approximately $10.8 billion.


The Portfolio invests in companies that are determined by the Adviser to be undervalued, using the Adviser's fundamental value approach. In selecting securities for the Portfolio's portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

In selecting securities for the Portfolio's portfolio, the Adviser looks for companies with attractive valuation (for example, with low price to book ratios) and compelling success factors (for example, momentum and return on equity). The Adviser then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, the Adviser's fundamental research analysts focus their research on the most attractive 20% of the universe.

The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Portfolio's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

The Adviser seeks to manage overall portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies. The Portfolio may invest significantly in companies involved in certain sectors that constitute a material portion of the universe of small- and mid-capitalization companies, such as financial services and consumer services.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities issued by non-U.S. companies.


The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                   [CHART]

                            Calendar Year End (%)

   04    05      06      07       08      09      10      11      12     13
 ------ -----  ------   -----  -------  ------  ------  ------  ------ ------
 19.30% 6.91%  14.42%   1.71%  -35.58%  42.86%  26.91%  -8.39%  18.75% 38.06%


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 24.75%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -26.95%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2013)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             38.06% 22.18%   10.04%
-----------------------------------------------------------------------------
Russell 2500(R) Value Index
(reflects no deduction for fees, expenses, or taxes)  33.32% 19.61%    9.29%
-----------------------------------------------------------------------------
Russell 2500(R) Index*
(reflects no deduction for fees, expenses, or taxes)  36.80% 21.77%    9.81%
-----------------------------------------------------------------------------


* The performance table includes an additional index that shows how the Portfolio's performance compares with an index of securities similar to those in which the Portfolio invests.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
James W. MacGregor     Since 2005      Senior Vice President of the Adviser

Joseph G. Paul         Since 2002      Senior Vice President of the Adviser

Andrew J. Weiner       Since 2005      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 45 in this Prospectus.

ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


----------------------------------------
Management Fees                     .55%
Other Expenses                      .18%
                                    ----
Total Portfolio Operating Expenses  .73%
                                    ====
----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------
After 1 Year    $ 75
After 3 Years   $233
After 5 Years   $406
After 10 Years  $906
--------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 44% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing approximately 90-150 companies, with relatively large market capitalizations that the Adviser believes are undervalued. The Portfolio invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

In selecting securities for the Portfolio's portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.


The Adviser's fundamental analysis depends heavily upon its internal research staff. The research staff of company and industry analysts covers a research universe that includes the majority of the capitalization of the Russell 1000(R) Value Index. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The research staff focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Portfolio's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio, and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover.


The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed, when positive return trends are favorable.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities of non-U.S. issuers.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

   04     05       06      07       08      09      10      11      12      13
 ------  -----   ------  ------  -------  ------  ------  ------  ------  ------
 12.77%  5.74%   21.32%  -3.95%  -40.83%  21.12%  11.81%  -3.50%  15.73%  36.85%



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 18.44%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -21.97%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2013)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             36.85% 15.66%   5.46%
-----------------------------------------------------------------------------
Russell 1000(R) Value Index
(reflects no deduction for fees, expenses, or taxes)  32.53% 16.67%   7.58%
-----------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE             LENGTH OF SERVICE  TITLE
-----------------------------------------------------------------------------
Christopher W. Marx     Since 2005      Senior Vice President of the Adviser

Joseph G. Paul          Since 2009      Senior Vice President of the Adviser

Gregory L. Powell       Since 2011      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 45 in this Prospectus.

ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to maximize total return consistent with the Adviser's determination of reasonable risk.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


----------------------------------------
Management Fees                     .55%
Other Expenses                      .10%
Total Portfolio Operating Expenses  .65%
                                    ====
----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------
After 1 Year    $ 66
After 3 Years   $208
After 5 Years   $362
After 10 Years  $810
--------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 117% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Portfolio, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the Portfolio.

The Portfolio's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Portfolio, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

The Adviser's targeted blend for the non-REIT portion of the Portfolio's equity component is an equal weighting of growth and value stocks (50% each).

In addition to blending growth and value styles, the Adviser blends each style-based portion of the Portfolio's equity component across U.S. and non-U.S. issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will allow the relative weightings of the Portfolio's investments in equity and debt, growth and value, and U.S. and non-U.S. components to vary in response to market conditions, but ordinarily, only by (+/-)5% of the Portfolio's net assets. Beyond those ranges, the Adviser will rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to (+/-)10% of the Portfolio's net assets. The Portfolio's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of underlying market conditions.


The Adviser selects the Portfolio's growth stocks using its growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the Adviser's internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. The Adviser identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

In selecting fixed-income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, and which may include subspecialties (such as inflation-indexed securities). These fixed-income teams draw on the resources and expertise of the Adviser's internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Portfolio's fixed-income securities will primarily be investment grade debt securities, but are expected to include lower-rated securities ("junk bonds") and preferred stock. The Portfolio will not invest more than 25% of its total assets in securities rated, at the time of purchase, below investment grade.


The Portfolio also may enter into forward commitments, make short sales of securities or maintain a short position and invest in rights or warrants.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. BELOW INVESTMENT GRADE SECURITY RISK: Investments in fixed-income securities with lower ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. ALLOCATION RISK: The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities may have a more significant effect on the Portfolio's net asset value, or NAV, when one of these investment strategies is performing more poorly than others.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. REAL ESTATE RISK: The Portfolio's investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

.. how the Portfolio's performance changed from year to year over the life of the Portfolio; and

.. how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

   04     05     06      07      08      09      10      11      12      13
  ----  -----  ------  -----  -------  ------  ------  ------  ------  ------
   n/a  7.30%  13.92%  5.55%  -30.01%  24.88%  10.61%  -2.81%  13.63%  16.49%



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 15.07%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -14.72%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2013)



                                                                                   SINCE
                                                                  1 YEAR 5 YEARS INCEPTION*
-------------------------------------------------------------------------------------------
Portfolio                                                         16.49% 12.19%    5.84%
-------------------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, expenses, or taxes)              32.39% 17.94%    7.54%
-------------------------------------------------------------------------------------------
Barclays U.S. Aggregate Bond Index**
(reflects no deduction for fees, expenses, or taxes)              -2.02%  4.44%    4.74%
-------------------------------------------------------------------------------------------
60% S&P 500 Stock Index/40% Barclays U.S. Aggregate Bond Index**
(reflects no deduction for fees, expenses, or taxes)              17.56% 12.71%    6.71%
-------------------------------------------------------------------------------------------


* Since inception return is from July 1, 2004.

**The performance table includes an index of fixed-income securities and information about the 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index to show how the Portfolio's performance compares with indices of securities similar to those in which the Portfolio invests.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2013      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2004      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser

Vadim Zlotnikov             Since 2013      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 45 in this Prospectus.

ALLIANCEBERNSTEIN VPS DYNAMIC ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to maximize total return consistent with the Adviser's determination of reasonable risk.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


--------------------------------------------------------------------------------------
Management Fees                                                                   .70%
Other Expenses                                                                    .19%
Acquired Fund Fees and Expenses                                                   .02%
                                                                                ------
Total Portfolio Operating Expenses Before Fee Waiver and Expense Reimbursement    .91%
                                                                                ======
Fee Waiver and Expense Reimbursement(a)                                         (.04)%
                                                                                ------
Total Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement     .87%
                                                                                ======
--------------------------------------------------------------------------------------



(a)The fee waiver and expense reimbursements will remain in effect until May 1, 2015 and will continue thereafter from year to year unless the Adviser provides notice of termination 60 days prior to that date.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver is in effect only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------
After 1 Year    $   89
After 3 Years   $  286
After 5 Years   $  500
After 10 Years  $1,116
----------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 52% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Portfolio invests in a globally diversified portfolio of equity and debt securities, including exchange-traded funds, or ETFs, and other financial instruments, and expects to enter into derivatives transactions, such as options, futures, forwards, or swaps to achieve market exposure. The Portfolio's neutral weighting, from which it will make its tactical asset allocations, is 60% equity exposure and 40% debt exposure. Within these broad components, the Portfolio may invest in any type of security, including common and preferred stocks, warrants and convertible securities, government and corporate fixed-income securities, commodities, currencies, real estate-related securities and inflation-indexed securities. The Portfolio may invest in U.S., non-U.S. and emerging market issuers. The Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies. The Portfolio expects its investments in fixed-income securities to have a broad range of maturities and quality levels. The Portfolio is expected to be highly diversified across industries, sectors and countries, and will choose its positions from several market indices worldwide in a manner that is intended to track the performance (before fees and expenses) of those indices.

The Adviser will continuously monitor the risks presented by the Portfolio's asset allocation and may make frequent adjustments to the Portfolio's exposures to different asset classes. Using its proprietary Dynamic Asset Allocation techniques, the Adviser will adjust the Portfolio's exposure to the equity and debt markets, and to segments within those markets, in response to the Adviser's assessment of the relative risks and returns of those segments. For example, when the Adviser determines that equity market volatility is particularly low and that, therefore, the equity markets present reasonable return opportunities, the Adviser may increase the Portfolio's equity exposure to as much as 80%. Conversely, when the Adviser determines that the risks in the equity markets are disproportionately greater than the potential returns offered, the Adviser may reduce the Portfolio's equity exposure significantly below the target percentage or may even decide to eliminate equity exposure altogether by increasing the Portfolio's fixed-income exposure to 100%. This investment strategy is intended to reduce the Portfolio's overall investment risk, but may at times result in the Portfolio underperforming the markets.

The Portfolio expects to utilize derivatives and to invest in ETFs to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and the Portfolio's market exposures may at times be achieved almost entirely through the use of derivatives or through the investments in ETFs. Derivatives transactions and ETFs may also be a quicker and more efficient way to alter the Portfolio's exposure than buying and selling direct investments. As a result, the Adviser expects to use derivatives as one of the primary tools for adjusting the Portfolio's exposure levels from its neutral weighting. The Adviser also expects to use direct investments and ETFs to adjust the Portfolio's exposure levels. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives and ETFs in making its assessment of the Portfolio's risks.

Currency exchange rate fluctuations can have a dramatic impact on returns, significantly adding to returns in some years and greatly diminishing them in others. To the extent that the Portfolio invests in non-U.S. Dollar-denominated investments, the Adviser will integrate the risks of foreign currency exposures into its investment and asset allocation decision making. The Adviser may seek to hedge all or a portion of the currency exposure resulting from the Portfolio's investments. The Adviser may also seek investment opportunities through currencies and currency-related derivatives.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Portfolio's investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. ALLOCATION RISK: The allocation of investments among different global asset classes may have a significant effect on the Portfolio's net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivatives positions will be periodically adjusted to reflect the Adviser's view of market and economic conditions, there will be transaction costs that may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

.. FOREIGN (NON-U.S.) RISK: The Portfolio's investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. ETF RISK: ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF's expenses and runs the risk that the ETF may not achieve its investment objective.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: When the Portfolio borrows money or otherwise leverages its portfolio, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

.. LIQUIDITY RISK: Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivatives transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. REAL ESTATE RISK: The Portfolio's investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

.. COMMODITY RISK: Investing in commodities and commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed over the life of the Portfolio; and

.. how the Portfolio's average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

   04     05     06     07     08     09     10     11     12       13
  ----   ----   ----   ----   ----   ----   ----   ----   -----   ------
   n/a    n/a    n/a    n/a    n/a    n/a    n/a    n/a   8.22%   12.31%


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 5.74%, 1ST QUARTER 2012; AND WORST QUARTER WAS DOWN -2.91%, 2ND QUARTER 2012.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2013)



                                                                  SINCE
                                                         1 YEAR INCEPTION*
--------------------------------------------------------------------------
Portfolio                                                12.31%    6.37%
--------------------------------------------------------------------------
MSCI World Index
(reflects no deduction for fees, expenses, or taxes)     26.68%   10.49%
--------------------------------------------------------------------------
Barclays U.S. Treasury Index**
(reflects no deduction for fees, expenses, or taxes)     -2.75%    3.22%
--------------------------------------------------------------------------
60% MSCI World Index/40% Barclays U.S. Treasury Index**
(reflects no deduction for fees, expenses, or taxes)     14.13%    7.86%
--------------------------------------------------------------------------


*  Since inception return is from April 1, 2011.

** The performance table includes an index of fixed-income securities and information about the 60% MSCI World Index/40% Barclays U.S. Treasury Index to show how the Portfolio's performance compares with indices of securities similar to those in which the Portfolio invests.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Daniel J. Loewy     Since 2011      Senior Vice President of the Adviser

Vadim Zlotnikov     Since 2013      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 45 in this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF PORTFOLIO SHARES


The Portfolios offer their shares through the separate accounts of participating life insurance companies ("Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.


     .   TAX INFORMATION

Each Portfolio may pay income dividends or make capital gains distributions. The income and capital gains distributions are expected to be made in shares of each Portfolio. See the prospectus of the separate account of the participating insurance company for federal income tax information.

     .   PAYMENTS TO INSURERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Portfolio through an Insurer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Insurer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Portfolios' investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional descriptions of each Portfolio's strategies, investments, and risks can be found in the Portfolios' Statement of Additional Information ("SAI").

DERIVATIVES
Each Portfolio may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.


There are four principal types of derivatives--options, futures, forwards and swaps--each of which is described below. Derivatives include listed and cleared transactions, where a Portfolio's derivative trade counterparty is an exchange or clearinghouse and non-cleared bilateral "over-the-counter" transactions, where the Portfolio's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated.


A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio's investment (in some cases, the potential loss is unlimited).

The Portfolios' investments in derivatives may include, but are not limited to, the following:

.. FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract. The Portfolios' investments in forward contracts may include the following:

 - Forward Currency Exchange Contracts. A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". A Portfolio, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

.. OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios' investments in options include the following:

 - Options on Foreign Currencies. A Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. A Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

 - Options on Securities. A Portfolio may purchase or write a put or call option on securities. A Portfolio may write covered options, which means writing an option for securities the Portfolio owns, and uncovered options.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


 - Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Portfolio that invests in equity securities may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines, in the case of the call option, or increases, in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.

.. SWAP TRANSACTIONS. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party. The Portfolios' investments in swap transactions include the following:


 - Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

   An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   Interest rate swap, swaption, cap and floor transactions may, for example, be used to preserve a return or spread on a particular investment or a portion of a Portfolio's portfolio or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities.

 - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which will be either (i) the "par value" (face amount) of the reference obligation, in which case the Portfolio will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Portfolio, coupled with the value of any reference obligation received, may be less than the amount it pays to the buyer, resulting in a loss to the Portfolio. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.


 - Currency Swaps. A Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". Currency swaps involve the exchange by a Portfolio with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Portfolio expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.


..  OTHER DERIVATIVES AND STRATEGIES

 - Currency Transactions. A Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Adviser may actively manage the Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

 - Synthetic Foreign Equity Securities. The Portfolios may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by a Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

   Other types of synthetic foreign equity securities in which a Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

   A Portfolio will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.

 - Eurodollar Instruments. Eurodollar instruments are essentially
   U.S. Dollar-denominated futures contracts or options that are linked to the London Interbank Offered Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

CONVERTIBLE SECURITIES
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's Investors Service, Inc. or BBB- or lower by Standard & Poor's Ratings Services or Fitch Ratings and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES
A Portfolio may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

A Portfolio may invest in TBA-mortgage-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is a risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES

Under current Securities and Exchange Commission (the "Commission") guidelines, each Portfolio limits its investments in illiquid securities to 15% of its net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


INDEXED COMMERCIAL PAPER
Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. A Portfolio will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Portfolio will purchase such commercial paper for hedging purposes only, not for speculation.


INFLATION-INDEXED SECURITIES
Inflation-indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

The value of inflation-indexed securities tends to react to changes in real interest rates. In general, the price of these securities can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of these securities can fluctuate based on fluctuations in expectations of inflation. Interest payments on these securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.


INVESTMENT IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES
A Portfolio may invest in shares of ETFs, subject to the restrictions and limitations of the Investment Company Act of 1940 (the "1940 Act"), or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Portfolio will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

A Portfolio may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Portfolio acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

LOANS OF PORTFOLIO SECURITIES
For the purposes of achieving income, a Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under a Portfolio's securities lending program, all securities loans will be secured continually by cash collateral. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans justifies the attendant risk. The Portfolio will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases this rebate may be a "negative rebate", or fee paid by the borrower to the Portfolio in connection with the loan) and payments for fees of the securities lending agent and for certain other administrative expenses.

A Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.

A Portfolio will invest cash collateral in a money market fund approved by the Portfolio's Board of Directors (the "Board") and expected to be managed by the Adviser, such as AllianceBernstein Exchange Reserves. Any such investment will be at the Portfolio's risk. A Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

LOAN PARTICIPATIONS
A Portfolio may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between a Portfolio and a borrower may affect the ability of the Portfolio to receive principal and interest payments.

The success of a Portfolio may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

MORTGAGE-BACKED SECURITIES, OTHER ASSET-BACKED SECURITIES AND STRUCTURED SECURITIES
Mortgage-backed securities may be issued by the U.S. Government or one of its sponsored entities, or may be issued by private organizations. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Portfolio that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-backed securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities, and other types of mortgage-backed securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. The ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-backed securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche", is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrued on all classes of CMOs or REMICs on a monthly basis. The ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO will not invest in the lowest rated tranche of CMOs and REMICs.

Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, or the Code, and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although the ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO does not intend to invest in residual interests.


Other Asset-Backed Securities. A Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations.


Structured Securities. A Portfolio may invest in securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. These investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high-yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. Because these types of structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

PREFERRED STOCK
A Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion may begin, a certain number of common shares per preferred share, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer's common stock as well as the dividends payable on the preferred stock.

REAL ESTATE INVESTMENT TRUSTS (REITS)
REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments and principal. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
A Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS
A Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leverage risk for a Portfolio. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
A Portfolio may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited because there is a theoretically unlimited potential for the price of a security sold short to increase.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Portfolio and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

STRUCTURED PRODUCTS

A Portfolio may invest in certain hybrid derivatives-type investments that combine features of a traditional stock or bond with those of, for example, a futures contract or an option. These investments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities, commodities or other derivatives, but may potentially be more volatile, less liquid and carry greater market risk than investments in traditional securities. The purchase of a structured product also exposes a Portfolio to the credit risk of the structured product.

Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or indices thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

A Portfolio may also invest in certain hybrid derivatives-type investments that combine features of a traditional bond with those of certain derivatives such as a credit default swap, an interest rate swap or other securities. These investments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, a Portfolio may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivative instruments or other securities. A Portfolio's investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A Securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.


VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS
Variable and floating-rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may also invest in inverse floating-rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed-rate securities.

ZERO-COUPON AND PRINCIPAL-ONLY SECURITIES
Zero-coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

ADDITIONAL RISK AND OTHER CONSIDERATIONS
Investments in the Portfolios involve the special risk considerations described below.

BORROWINGS AND LEVERAGE

Certain of the Portfolios may use borrowings for investment purposes subject to applicable statutory or regulatory requirements. Borrowings by a Portfolio result in leveraging of the Portfolio's shares. The Portfolios may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that a Portfolio uses cash made available during the term of these transactions to make investments in other fixed-income securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the NAV of a Portfolio's shares and the relatively greater effect on the NAV of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher net return than if the Portfolio were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV per share. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV. A Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.


FOREIGN (NON-U.S.) SECURITIES
Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Portfolio that invests in securities of foreign issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Portfolio's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of foreign issuers than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolios than that provided by U.S. laws.


Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as emerging markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.


 Argentina                 Hungary                   Peru
 Belarus                   India                     Philippines
 Belize                    Indonesia                 Poland
 Brazil                    Iraq                      Russia
 Bulgaria                  Ivory Coast               Senegal
 Chile                     Jamaica                   Serbia
 China                     Jordan                    South Africa
 Colombia                  Kazakhstan                South Korea
 Croatia                   Lebanon                   Sri Lanka
 Dominican Republic        Lithuania                 Taiwan
 Ecuador                   Malaysia                  Thailand
 Egypt                     Mexico                    Turkey
 El Salvador               Mongolia                  Ukraine
 Gabon                     Nigeria                   Uruguay
 Georgia                   Pakistan                  Venezuela
 Ghana                     Panama                    Vietnam

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
A Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks or by currency controls or political developments. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks. A Portfolio may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivatives transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio's NAV to fluctuate.

INVESTMENT IN BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES
Investments in securities rated below investment grade (commonly referred to as "junk bonds") may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

INVESTMENT IN SMALLER, LESS-SEASONED COMPANIES
Investment in smaller, less-seasoned companies involves greater risks than are customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operation may fluctuate widely and may also contribute to stock price volatility.

REAL ESTATE INVESTMENTS
Although the Portfolios do not invest directly in real estate, they invest in securities of real estate companies, including, in particular, ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO. Therefore, an investment in a Portfolio that makes such investments is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying such investments are concentrated geographically, by property type or in certain other respects, a Portfolio may be subject to certain of the foregoing risks to a greater extent. These risks may be greater for investments in non-U.S. real estate companies.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small-capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

UNRATED SECURITIES
A Portfolio may invest in unrated fixed-income securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities that are consistent with the Portfolio's objective and policies.

FUTURE DEVELOPMENTS
A Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
The ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES (VPS) FUND'S (the "Fund") Board may change a Portfolio's investment objective without shareholder approval. A Portfolio will provide shareholders with 60 days' prior written notice of any change to the Portfolio's investment objective. Portfolios that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as the ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO, ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO, ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH PORT-

FOLIO, ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO, and ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO, will not change such policy without 60 days' prior written notice to shareholders. Unless otherwise noted, all other investment policies of a Portfolio may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, each Portfolio may invest in certain types of short-term, liquid, investment grade or high-quality (depending on the Portfolio) debt securities. While a Portfolio is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS
The Portfolios' SAI includes a description of the policies and procedures that apply to disclosure of each Portfolio's portfolio holdings.

INVESTING IN THE PORTFOLIOS
--------------------------------------------------------------------------------

HOW TO BUY AND SELL SHARES
The Portfolios offer their shares through the separate accounts of the Insurers. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares. AllianceBernstein Investments, Inc. ("ABI") may, from time to time, receive payments from Insurers in connection with the sale of the Portfolios' shares through the Insurers' separate accounts.


The NAV of the ALLIANCEBERNSTEIN VPS DYNAMIC ASSET ALLOCATION PORTFOLIO is disclosed daily on the Fund's website or through the investor's online account information at AllianceBernstein.com and/or by calling (800) 221-5672.


The purchase or sale of a Portfolio's shares is priced at the next-determined NAV after the order is received in proper form.


The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurers' customers, or Contractholders, who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Policy Regarding Short-Term Trading".


ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries, such as the Insurers, market and sell shares of the Portfolios and typically receive compensation for selling shares of the Portfolios. This compensation is paid from various sources.

  Insurers or your financial intermediary receive compensation from ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

 - defrayal of costs for educational seminars and training;
 - additional distribution support; and
 - payments related to providing Contractholder recordkeeping and/or administrative services.

ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform recordkeeping and administrative services in connection with the Portfolios. Such payments will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the Insurer.

OTHER PAYMENTS FOR EDUCATIONAL SUPPORT AND DISTRIBUTION ASSISTANCE
In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers that sell shares of the Portfolios. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolios for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.


For 2014, ABI's additional payments to these firms for educational support and distribution assistance related to the Portfolios are expected to be approximately $600,000. In 2013, ABI paid additional payments of approximately $600,000 for the Portfolios.


  IF ONE MUTUAL FUND SPONSOR THAT OFFERS SHARES TO SEPARATE ACCOUNTS OF AN INSURER MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, THE INSURER MAY HAVE AN INCENTIVE TO RECOMMEND OR OFFER THE SHARES OF FUNDS OF ONE FUND SPONSOR OVER ANOTHER.

  PLEASE SPEAK WITH YOUR FINANCIAL INTERMEDIARY TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL INTERMEDIARY BY THE ADVISER, ABI AND BY OTHER MUTUAL FUND SPONSORS THAT OFFER SHARES TO INSURERS THAT MAY BE RECOMMENDED TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL INTERMEDIARY AT THE TIME OF PURCHASE.

As of the date of this Prospectus, ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:

  Great West Life & Annuity Company
  ING
  Lincoln Financial

  MetLife Investors Group, Inc.

  Nationwide
  New York Life
  Ohio National Financial Services
  Principal Financial Group
  Riversource Distributors
  Sun America
  Transamerica Life Insurance
  UBS Financial Services



Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
The Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Contractholders. These policies are described below. There is no guarantee that a Portfolio will be able to detect excessive or short-term trading or to identify Contractholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Contractholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. Each Portfolio reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading and increased brokerage costs.


Investments in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Portfolio ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of securities of foreign issuers established some time before a Portfolio calculates its own share price (referred to as "time zone arbitrage"). Each of the Portfolios has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, each of the Portfolios expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a Contractholder's ability to engage in time zone arbitrage to the detriment of other Contractholders.


Contractholders engaging in a short-term trading strategy may also target a Portfolio irrespective of its investments in securities of foreign issuers. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Portfolios may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolios to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or AllianceBernstein Investor Services, Inc. ("ABIS") Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Portfolios, through their agents,
   ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing each individual Insurer's omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer's omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. As a result, unless the Contractholder redeems his or her shares, the Contractholder effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and should avoid frequent trading in Portfolio shares. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

.. APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS ACCOUNTS.
  The Portfolios apply their surveillance procedures to Insurers. As required by Commission rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, Insurers will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares.

HOW THE PORTFOLIOS VALUE THEIR SHARES

Each Portfolio's NAV is calculated on any day the New York Stock Exchange (the "Exchange") is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.


The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolios may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Portfolios ordinarily value their securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.


Subject to its oversight, the Board has delegated responsibility for valuing a Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above. More information about the valuation of the Portfolios' assets is available in the Portfolios' SAI.

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Portfolio's adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of December 31, 2013, totaling more than $450 billion (of which over $89 billion represented assets of registered investment companies sponsored by the Adviser). As of December 31, 2013, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 16 of the nation's FORTUNE 100 companies), for public employee retirement funds in 26 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, there are 33 registered investment companies managed by the Adviser, comprising 119 separate investment portfolios, with approximately 2.7 million retail accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2013, each of the Portfolios paid the Adviser as a percentage of average daily net assets:



                                                          FEE AS A PERCENTAGE OF
                                                            AVERAGE DAILY NET
PORTFOLIO                                                         ASSETS
--------------------------------------------------------------------------------
AllianceBernstein VPS Intermediate Bond Portfolio                  .45%
AllianceBernstein VPS Large Cap Growth Portfolio                   .75%
AllianceBernstein VPS Growth and Income Portfolio                  .55%
AllianceBernstein VPS Growth Portfolio                             .75%
AllianceBernstein VPS International Growth Portfolio               .75%
AllianceBernstein VPS Global Thematic Growth Portfolio             .75%
AllianceBernstein VPS Small Cap Growth Portfolio                   .75%
AllianceBernstein VPS Real Estate Investment Portfolio             .55%
AllianceBernstein VPS International Value Portfolio                .75%
AllianceBernstein VPS Small/Mid Cap Value Portfolio                .75%
AllianceBernstein VPS Value Portfolio                              .55%
AllianceBernstein VPS Balanced Wealth Strategy Portfolio           .55%
AllianceBernstein VPS Dynamic Asset Allocation Portfolio           .66%*


*Net of fee waiver and/or reimbursement.


A discussion regarding the basis for the Board's approval of each Portfolio's investment advisory agreement is available in the Portfolio's annual report to shareholders for the fiscal year ended December 31, 2013 (in the case of ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO, ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO and ALLIANCEBERNSTEIN VPS DYNAMIC ASSET ALLOCATION PORTFOLIO) or in each Portfolio's semi-annual report to shareholders for the fiscal period ended June 30, 2013 (in the case of each other Portfolio).


The Adviser may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from a Portfolio. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including a Portfolio. When two or more of the clients of the Adviser (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS

The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO are made by the Adviser's Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's internal research staff. While the members of the team work jointly to determine the investment strategy, including security selection, for the Portfolio, Mr. Frank
V. Caruso, CFA, who is Chief Investment Officer of the Adviser's Relative Value Investment Team, is primarily responsible for the day-to-day management of the Portfolio's portfolio (since 2001). Mr. Caruso is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2009.

The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO are made by the Adviser's U.S. Core Fixed Income Investment Team. The U.S. Core Fixed Income Investment Team relies heavily on the fundamental analysis and research of the Adviser's internal research staff.


The following table lists the persons within the U.S. Core Fixed Income Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:


                                               PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                           THE PAST FIVE (5) YEARS
---------------------------------------------------------------------------------
Paul J. DeNoon; since 2009; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                 with which he has been associated in a
                                         substantially similar capacity to his
                                         current position as a portfolio manager
                                         since prior to 2009.

Shawn E. Keegan; since 2007; Vice        Vice President of the Adviser, with
President of the Adviser                 which he has been associated in a
                                         substantially similar capacity to his
                                         current position as a portfolio manager
                                         since prior to 2009.


                                                      PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                                  THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------------------
Alison M. Martier; since 2005; Senior Vice   Senior Vice President of the Adviser,
President of the Adviser                     with which she has been associated in
                                             a substantially similar capacity to her
                                             current position as a portfolio manager
                                             since prior to 2009, and Director of
                                             Fixed-Income Senior Portfolio
                                             Management Team.

Douglas J. Peebles; since 2007; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated in a
                                             substantially similar capacity to his
                                             current position as a portfolio manager
                                             since prior to 2009, Chief Investment
                                             Officer and Head of Fixed-Income.

Greg J. Wilensky; since 2005; Senior Vice    Senior Vice President of the Adviser, with
President of the Adviser                     which he has been associated in a
                                             substantially similar capacity to his current
                                             position as a portfolio manager since
                                             prior to 2009.



The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO are made by the Adviser's Global Growth and Thematic Investment Team.

The following table lists the persons within the Global Growth and Thematic Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:



                                                  PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                               THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------------
Daniel C. Roarty; since 2013; Senior Vice   Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated since
                                            May 2011, and Team Leader of the
                                            Global Growth and Thematic Team
                                            since 2013. Prior thereto, he was named
                                            sector head for the technology sector on
                                            the Global/International Research
                                            Growth team as of July 1, 2011, and
                                            team leader for that team in early 2012.
                                            Prior thereto, he was in research and
                                            portfolio management at Nuveen
                                            Investments since prior to 2009.

Tassos M. Stassopoulos; since 2013; Senior  Senior Vice President of the Adviser,
Vice President of the Adviser               with which he has been associated in a
                                            substantially similar capacity as a
                                            portfolio manager since prior to 2009.
                                            He has served as a sector head for the
                                            consumer sector on the International
                                            Research Growth and Global Research
                                            Growth teams.



The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO are made by the Adviser's Global Growth and Thematic Investment Team.

The following table lists the persons within the Global Growth and Thematic Investment Team with the responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio and each person's principal occupation during the past five years:



                                            PRINCIPAL OCCUPATION(S) DURING
EMPLOYEE; YEAR; TITLE                          THE PAST FIVE (5) YEARS
---------------------------------------------------------------------------
Daniel C. Roarty; since 2012; Senior Vice            See above.
President of the Adviser

Tassos M. Stassopoulos; since 2011; Senior           See above.
Vice President of the Adviser



The day-to-day management of, and investment decisions for, each of the other Portfolios' portfolios are made by certain Senior Investment Management Teams or Investment Teams. Each Senior Investment Management Team or Investment Team relies heavily on the fundamental analysis and research of the Adviser's internal research staff. No one person is principally responsible for making recommendations for each Portfolio's portfolio.

The following table lists the Senior Investment Management Teams or Investment Teams, as applicable, the persons within each Senior Investment Management Team or Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:



      PORTFOLIO AND                                    PRINCIPAL OCCUPATION
       RESPONSIBLE                                   DURING THE PAST FIVE (5)
          GROUP             EMPLOYEE; YEAR; TITLE             YEARS
 -----------------------------------------------------------------------------
 AllianceBernstein VPS     Bruce K. Aronow; since    Senior Vice President of
 Growth Portfolio          2013; Senior Vice         the Adviser, with which
 Growth Investment Team    President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity as a
                                                     portfolio manager since
                                                     prior to 2009, and U.S.
                                                     Small/SMID Cap Growth
                                                     Team Leader.

                           Frank V. Caruso; since    Senior Vice President of
                           2008; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity as a
                                                     portfolio manager since
                                                     prior to 2009, and U.S.
                                                     Growth Equities Team
                                                     Leader.

                           John H. Fogarty; since    Senior Vice President of
                           2013; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity as a
                                                     portfolio manager since
                                                     prior to 2009.

      PORTFOLIO AND                                    PRINCIPAL OCCUPATION
       RESPONSIBLE                                   DURING THE PAST FIVE (5)
          GROUP             EMPLOYEE; YEAR; TITLE             YEARS
 -----------------------------------------------------------------------------

 AllianceBernstein VPS     Bruce K. Aronow; since    See above.
 Small Cap Growth          2000; Senior Vice
 Portfolio                 President of the Adviser
 Small Cap Growth
 Investment Team

                           N. Kumar Kirpalani;       Senior Vice President of
                           since 2005; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position as a
                                                     portfolio manager since
                                                     prior to 2009.

                           Samantha S. Lau; since    Senior Vice President of
                           2005; Senior Vice         the Adviser, with which
                           President of the Adviser  she has been associated
                                                     in a substantially
                                                     similar capacity to her
                                                     current position as a
                                                     portfolio manager since
                                                     prior to 2009.

                           Wen-Tse Tseng; since      Senior Vice President of
                           2006; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position as a
                                                     portfolio manager since
                                                     prior to 2009.

 AllianceBernstein VPS     Neil Abraham; since       Senior Vice President of
 Real Estate Investment    February 2014; Senior     the Adviser, with which
 Portfolio                 Vice President of the     he has been associated
 REIT Senior Investment    Adviser                   since prior to 2009.
 Management Team

                           Eric J. Franco; since     Senior Vice President of
                           2012; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity as a
                                                     portfolio manager since
                                                     prior to 2009.

 AllianceBernstein VPS     Takeo Aso; since 2012;    Senior Vice President of
 International Value       Senior Vice President of  the Adviser, with which
 Portfolio                 the Adviser               he has been associated
 International Value                                 since prior to 2009.
 Senior Investment
 Management Team

                           Sharon E. Fay; since      Senior Vice President of
                           2005; Senior Vice         the Adviser, with which
                           President of the Adviser  she has been associated
                                                     since prior to 2009. She
                                                     is also Head of
                                                     AllianceBernstein
                                                     Equities since 2010 and
                                                     Chief Investment Officer
                                                     of Global Value Equities
                                                     since prior to 2009.

                           Avi Lavi; since 2012;     Senior Vice President of
                           Senior Vice President of  the Adviser, with which
                           the Adviser               he has been associated
                                                     since prior to
                                                     2009. Global Director of
                                                     Value Research since
                                                     2012.

                           Kevin F. Simms; since     Senior Vice President of
                           2001; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2009. He
                                                     is also Chief Investment
                                                     Officer of International
                                                     Value Equities since
                                                     2012 and was Co-Chief
                                                     Investment Officer of
                                                     the same service since
                                                     prior to 2009.

 AllianceBernstein VPS     James W. MacGregor;       Senior Vice President of
 Small/Mid Cap Value       since 2005; Senior Vice   the Adviser, with which
 Portfolio                 President of the Adviser  he has been associated
 Small/Mid Cap Value                                 since prior to 2009. He
 Senior Investment                                   is also Chief Investment
 Management Team                                     Officer--Small- and
                                                     Mid-Cap Value Equities.

                           Joseph G. Paul; since     Senior Vice President of
                           2002; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2009. He
                                                     is also Chief Investment
                                                     Officer--North American
                                                     Value Equities. Until
                                                     2009, he was Chief
                                                     Investment
                                                     Officer--Small- and
                                                     Mid-Cap Value Equities,
                                                     Co-Chief Investment
                                                     Officer of Real Estate
                                                     Investments, and Chief
                                                     Investment Officer of
                                                     Advanced Value since
                                                     prior to 2009.

                           Andrew J. Weiner; since   Senior Vice President of
                           2005; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2009. He
                                                     is also Director of
                                                     Research--U.S. Small-
                                                     and Mid-Cap Value
                                                     Equities.

 AllianceBernstein VPS     Christopher W. Marx;      Senior Vice President of
 Value Portfolio           since 2005; Senior Vice   the Adviser, with which
 U.S. Value Senior         President of the Adviser  he has been associated
 Investment Management                               since prior to 2009.
 Team

                           Joseph G. Paul; since     See above.
                           2009; Senior Vice
                           President of the Adviser

                           Gregory L. Powell; since  Senior Vice President of
                           2011; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2009. He
                                                     is also Director of
                                                     Research--U.S. Large Cap
                                                     Value Equities since
                                                     2010. Until 2010, he was
                                                     director of research of
                                                     Equity Hedge Fund
                                                     Strategies since prior
                                                     to 2009.

 AllianceBernstein VPS     Frank V. Caruso; since    See above.
 Large Cap Growth          2012; Senior Vice
 Portfolio                 President of the Adviser
 U.S. Large Cap Growth
 Investment Team

                           Vincent C. DuPont; since  Senior Vice President of
                           2012; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity as a
                                                     portfolio manager since
                                                     prior to 2009.

                           John H. Fogarty; since    See above.
                           2012; Senior Vice
                           President of the Adviser

      PORTFOLIO AND                                    PRINCIPAL OCCUPATION
       RESPONSIBLE                                   DURING THE PAST FIVE (5)
          GROUP             EMPLOYEE; YEAR; TITLE             YEARS
 -----------------------------------------------------------------------------
 AllianceBernstein VPS     Daniel J. Loewy; since    Senior Vice President
 Balanced Wealth Strategy  2013; Senior Vice         and Chief Investment
 Portfolio                 President of the Adviser  Officer -- Multi-Asset
 Multi-Asset                                         Solutions of the
 Solutions Team                                      Adviser, with which he
                                                     has been associated
                                                     since prior to 2009.

                           Christopher H. Nikolich;  Senior Vice President of
                           since 2004; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2009, and
                                                     Head of Research and
                                                     Investment
                                                     Design--Defined
                                                     Contribution.

                           Patrick J. Rudden; since  Senior Vice President of
                           2009; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2009.

                           Vadim Zlotnikov; since    Senior Vice President
                           2013; Senior Vice         and Chief Market
                           President of the Adviser  Strategist of the
                                                     Adviser since 2010.
                                                     Previously, he was Chief
                                                     Investment Officer of
                                                     Growth Equities since
                                                     2008. Prior thereto, he
                                                     was the Chief Investment
                                                     Strategist for Sanford
                                                     C. Bernstein's
                                                     institutional research
                                                     unit since prior to 2009.

 AllianceBernstein VPS     Daniel J. Loewy; since    See above.
 Dynamic Asset Allocation  2011; Senior Vice
 Portfolio                 President of the Adviser
 Dynamic Asset Allocation
 Team

                           Vadim Zlotnikov; since    See above.
                           2013; Senior Vice
                           President of the Adviser



The Portfolios' SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Portfolios.

PERFORMANCE OF EQUITY AND FIXED-INCOME INVESTMENT TEAMS
Certain of the investment teams employed by the Adviser in managing the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Equity and Fixed-Income Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO they manage. The Equity and Fixed-Income Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO, as a registered investment company, is subject and which, if applicable to the Equity and Fixed-Income Historical Accounts, may have adversely affected the performance of the Equity and Fixed-Income Historical Accounts.


Set forth below is performance data provided by the Adviser relating to the Equity and Fixed-Income Historical Accounts managed by investment teams that manage the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO'S assets. Performance data is shown for the period during which the relevant investment team of the Adviser managed the Equity and Fixed-Income Historical Accounts through December 31, 2013. The aggregate assets for the Equity and Fixed-Income Historical Accounts managed by each investment team as of December 31, 2013 are also shown. Each of an investment team's Equity and Fixed-Income Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.


The performance data is net of all fees (including brokerage commissions) charged to the Equity and Fixed-Income Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO, which may be higher than the fees imposed on the Equity and Fixed-Income Historical Accounts, and will reduce the returns of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO. The data has not been adjusted to reflect the fees imposed by insurance company separate accounts in connection with variable products that invest in the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.


The Adviser has calculated the investment performance of the Equity and Fixed-Income Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for US Large Cap Value, International Large Cap Value and International Large Cap Growth accounts has been determined on an equal-weighted basis for periods prior to January 1, 2003 and on an asset-weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Equity and Fixed-Income Historical Accounts may produce different results, and the results for different periods may vary.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Equity and Fixed-Income Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO managed by that investment team relative to the index would be reduced by the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO'S expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO'S Contractholders of income taxes.


The following performance data is provided solely to illustrate each investment team's performance in managing the Equity and Fixed-Income Historical Accounts as measured against certain broad-based market indices.

These indices are described in the "Glossary" below except for the FTSE EPRA/NAREIT Developed Global Real Estate Index ("FTSE EPRA/NAREIT Developed Index"). FTSE EPRA/NAREIT Developed Index is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks worldwide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

The performance of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO will be affected both by the performance of each investment team managing a portion of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO'S assets and by the Adviser's allocation of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO'S portfolio among its various investment teams. If some or all of the investment teams employed by the Adviser in managing the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO were to perform relatively poorly, and/or if the Adviser were to allocate more of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO'S portfolio to relatively poorly performing investment teams, the performance of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO would suffer. Investors should not rely on the performance data of the Equity and Fixed-Income Historical Accounts as an indication of future performance of all or any portion of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO'S performance. The use of methodology different from that used to calculate performance could result in different performance data.

EQUITY AND FIXED-INCOME HISTORICAL ACCOUNTS
--------------------------------------------------------------------------------

NET OF FEES PERFORMANCE
For periods ended December 31, 2013, with their Aggregate Assets as of December 31, 2013


INVESTMENT TEAMS AND                   ASSETS                                       SINCE   INCEPTION
BENCHMARKS                          (IN MILLIONS) 1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION   DATES
-----------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------
US Large Cap Growth                   $4,648.07   37.57% 15.92%  18.55%   7.29%    13.07%*  12/31/77
Russell 1000 Growth Index                         33.48% 16.45%  20.39%   7.83%       N/A
-----------------------------------------------------------------------------------------------------
US Large Cap Value                    $2,556.59   36.62% 15.16%  15.83%   5.84%     6.17%    3/31/99
Russell 1000 Value Index                          32.53% 16.06%  16.67%   7.58%     6.23%
-----------------------------------------------------------------------------------------------------
International Large Cap Growth        $  142.84   14.97%  1.43%   7.53%   3.00%     4.91%   12/31/90
MSCI EAFE Index                                   22.78%  8.17%  12.44%   6.91%     6.15%
-----------------------------------------------------------------------------------------------------
International Large Cap Value         $  401.59   25.13%  3.62%   9.65%   4.46%     6.23%    3/31/01
MSCI EAFE Index                                   22.78%  8.17%  12.44%   6.91%     5.87%
-----------------------------------------------------------------------------------------------------
Global Real Estate                    $1,203.63    6.11%  8.58%  15.74%   9.19%    10.16%    9/30/03
FTSE EPRA/NAREIT Developed Index                   4.39%  8.15%  16.06%   8.78%     9.75%
-----------------------------------------------------------------------------------------------------
FIXED INCOME
-----------------------------------------------------------------------------------------------------
Intermediate Duration Bonds           $  253.85   -2.18%  3.33%   6.35%   4.60%     6.52%   12/31/86
Barclays U.S. Aggregate Bond Index                -2.02%  3.26%   4.44%   4.55%     6.71%
-----------------------------------------------------------------------------------------------------


*The inception date for the Russell 1000 Growth Index was December 31, 1978;
 the total returns for the US Large Cap Growth Strategy and that benchmark for that date through 12/31/13 were 13.06% and 11.15%, respectively.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Portfolios declare dividends on their shares at least annually. The income and capital gains distributions are expected to be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain requirements are met, a Portfolio may "pass-through" to its Contractholders credits or deductions to foreign income taxes paid. Non-U.S. investors may not be able to credit or deduct such foreign taxes.

GLOSSARY
--------------------------------------------------------------------------------

BONDS are interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.


FIXED-INCOME SECURITIES are investments, such as bonds or other debt securities or preferred stocks, that pay a fixed rate of return.

BARCLAYS U.S. AGGREGATE BOND INDEX provides a measure of the performance of the U.S. Dollar-denominated, investment grade bond market, which includes U.S. Government bonds, corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly for sale in the United States.


The BARCLAYS U.S. TREASURY INDEX represents the performance of U.S. Treasuries within the U.S. Government fixed-income market.

FTSE NAREIT EQUITY REIT INDEX is an index of publicly traded REITs that own commercial property.

MSCI AC WORLD INDEX is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

MSCI EAFE (EUROPE, AUSTRALASIA, FAR EAST) INDEX is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets excluding the United States and Canada.

MSCI WORLD INDEX is a free float-adjusted market capitalization weighted index that is designed to measure developed-market equity performance throughout the world.

RUSSELL 1000(R) GROWTH INDEX measures the performance of the large-capitalization growth segment of the U.S. equity universe. It includes those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) VALUE INDEX measures the performance of the large-capitalization value segment of the U.S. equity universe. It includes those Russell 1000(R) companies with lower price-to-book ratios and lower expected growth values.

RUSSELL 2000(R) GROWTH INDEX measures the performance of the small-capitalization growth segment of the U.S. equity universe. It includes those Russell 2000(R) companies with higher price-to-value ratios and higher forecasted growth values.

RUSSELL 2500(R) INDEX measures the performance of the small-to mid-capitalization segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500(R) Index is a subset of the Russell 3000(R) Index. It includes approximately 2,500 of the smallest securities based on a combination of their market capitalization and current index membership.

RUSSELL 2500(R) VALUE INDEX measures the performance of the small- to mid-capitalization value segment of the U.S. equity universe. It includes those Russell 2500(R) companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 3000(R) GROWTH INDEX measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000(R) companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 INDEX is a stock market index containing the stocks of 500 large-capitalization corporations. Widely regarded as the best single gauge of the U.S. equities market, the S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single share of a class of each Portfolio. The total returns in the table represent the rate that a Contractholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total returns in the table do not take into account separate account charges. If separate account charges were included, a Contractholder's return would have been lower. This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for all Portfolios, whose report, along with each Portfolio's financial statements, are included in each Portfolio's annual report to Contractholders, which is available upon request.




ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO


--------------------------------------------------------------------------------

                                                                                             CLASS A
                                                                                     YEAR ENDED DECEMBER 31,
                                                                          2013      2012      2011       2010       2009
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 12.30    $ 12.54   $  12.39  $  11.98   $  10.50
                                                                       -------    -------   --------  --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .32        .33        .42       .48        .52
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (.59)       .35#       .38       .60       1.37
Contributions from Adviser                                                 -0-        .05#       -0-       -0-        -0-
                                                                       -------    -------   --------  --------   --------
Net increase (decrease) in net asset value from operations                (.27)       .73        .80      1.08       1.89
                                                                       -------    -------   --------  --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.45)      (.58)      (.60)     (.67)      (.41)
Distributions from net realized gain on investment transactions           (.36)      (.39)      (.05)      -0-        -0-
                                                                       -------    -------   --------  --------   --------
Total dividends and distributions                                         (.81)      (.97)      (.65)     (.67)      (.41)
                                                                       -------    -------   --------  --------   --------
Net asset value, end of period                                         $ 11.22    $ 12.30   $  12.54  $  12.39   $  11.98
                                                                       =======    =======   ========  ========   ========
TOTAL RETURN
Total investment return based on net asset value(b)                      (2.16)%*    6.05%*     6.64%     9.20%*    18.51%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $61,848    $79,104   $106,028  $119,599   $129,647
Ratio to average net assets of:
 Expenses                                                                  .77%       .70%       .65%      .68%+      .69%
 Net investment income                                                    2.74%      2.67%      3.42%     3.90%+     4.69%
Portfolio turnover rate**                                                  217%       116%       108%       94%       102%
---------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

# Amount reclassified from realized gain (loss) on investment transactions.

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2013, December 31, 2012, December 31, 2010 and December 31, 2009 by 0.02%, 0.05%, 0.04% and 0.01%,
  respectively.

  Includes the Adviser's reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio's performance by 0.38% for the year ended December 31, 2012.

+ The ratio includes expenses attributable to costs of proxy solicitation.

**The Portfolio accounts for dollar roll transactions as purchases and sales.

ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                                              CLASS A
                                                                                      YEAR ENDED DECEMBER 31,
                                                                          2013      2012       2011        2010       2009
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  31.17   $  26.86  $  27.79   $  25.36     $  18.47
                                                                       --------   --------  --------   --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                            (.04)       .05       .09        .07          .10
Net realized and unrealized gain (loss) on investment transactions        11.68       4.35      (.93)      2.48         6.82
                                                                       --------   --------  --------   --------     --------
Net increase (decrease) in net asset value from operations                11.64       4.40      (.84)      2.55         6.92
                                                                       --------   --------  --------   --------     --------
LESS: DIVIDENDS
Dividends from net investment income                                       (.03)      (.09)     (.09)      (.12)        (.03)
                                                                       --------   --------  --------   --------     --------
Net asset value, end of period                                         $  42.78   $  31.17  $  26.86   $  27.79     $  25.36
                                                                       ========   ========  ========   ========     ========
TOTAL RETURN
Total investment return based on net asset value(b)*                      37.35%     16.39%    (3.04)%    10.10%       37.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $190,488   $160,226  $166,654   $200,977     $211,940
Ratio to average net assets of:
 Expenses                                                                   .85%       .86%      .84%       .85%/+/      .88%
 Net investment income (loss)                                              (.11)%      .18%      .33%       .29%/+/      .47%
Portfolio turnover rate                                                      60%        94%       89%       105%          97%
-----------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2013, December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009 by 0.10%, 0.95%,
  0.46%, 0.58% and 1.96%, respectively.

+ The ratio includes expenses attributable to costs of proxy solicitation.

ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------

                                                                                            CLASS A
                                                                                    YEAR ENDED DECEMBER 31,
                                                                         2013      2012      2011       2010      2009
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  20.88  $  18.05  $  17.19  $  15.20   $  13.10
                                                                       --------  --------  --------  --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                    .33       .29       .27       .20        .21
Net realized and unrealized gain on investment transactions                6.92      2.86       .83      1.79       2.47
                                                                       --------  --------  --------  --------   --------
Net increase in net asset value from operations                            7.25      3.15      1.10      1.99       2.68
                                                                       --------  --------  --------  --------   --------
LESS: DIVIDENDS
Dividends from net investment income                                       (.33)     (.32)     (.24)      -0-       (.58)
                                                                       --------  --------  --------  --------   --------
Net asset value, end of period                                         $  27.80  $  20.88  $  18.05  $  17.19   $  15.20
                                                                       ========  ========  ========  ========   ========
TOTAL RETURN
Total investment return based on net asset value(b)*                      34.96%    17.53%     6.32%    13.09%     20.82%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $164,154  $131,402  $138,731  $201,521   $215,085
Ratio to average net assets of:
 Expenses                                                                   .60%      .60%      .60%      .63%+      .63%
 Net investment income                                                     1.35%     1.48%     1.52%     1.30%+     1.58%
Portfolio turnover rate                                                      63%       80%       76%       66%       125%
-------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2013, December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009 by 0.08%, 0.19%,
  0.13%, 0.27% and 0.54%, respectively.

+ The ratio includes expenses attributable to costs of proxy solicitation.

ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                                          CLASS A
                                                                                  YEAR ENDED DECEMBER 31,
                                                                         2013      2012     2011     2010      2009
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 23.22   $ 20.40  $ 20.15  $ 17.56   $ 13.19
                                                                       -------   -------  -------  -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                           (.03)      .06      .03      .03       .04
Net realized and unrealized gain on investment and foreign currency
 transactions                                                             7.92      2.77      .22     2.61      4.33
                                                                       -------   -------  -------  -------   -------
Net increase in net asset value from operations                           7.89      2.83      .25     2.64      4.37
                                                                       -------   -------  -------  -------   -------
LESS: DIVIDENDS
Dividends from net investment income                                      (.08)     (.01)     -0-     (.05)      -0-
                                                                       -------   -------  -------  -------   -------
Net asset value, end of period                                         $ 31.03   $ 23.22  $ 20.40  $ 20.15   $ 17.56
                                                                       -------   -------  -------  -------   -------
TOTAL RETURN
Total investment return based on net asset value(b)*                     34.01%    13.89%    1.24%   15.06%    33.13%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $28,650   $25,220  $30,833  $37,198   $37,948
Ratio to average net assets of:
 Expenses                                                                 1.06%     1.06%    1.00%    1.00%+    1.06%
 Net investment income (loss)                                             (.10)%     .27%     .17%     .15%+     .28%
Portfolio turnover rate                                                     63%       83%      97%     121%      197%
---------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2013, December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009 by 0.06%, 0.28%,
   0.07%, 0.22% and 0.41%, respectively.

 + The ratio includes expenses attributable to costs of proxy solicitation.

ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO

================================================================================

                                                                                            CLASS A
                                                                                    YEAR ENDED DECEMBER 31,
                                                                         2013      2012      2011       2010      2009
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  17.13  $ 15.08  $ 18.42    $  16.66   $  12.52
                                                                       --------  -------  -------    --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                    .21      .21      .26         .18        .22
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     2.11     2.12    (3.08)       1.92       4.59
Contributions from Adviser                                                  -0-      -0-      .00(b)      -0-        -0-
                                                                       --------  -------  -------    --------   --------
Net increase (decrease) in net asset value from operations                 2.32     2.33    (2.82)       2.10       4.81
                                                                       --------  -------  -------    --------   --------
LESS: DIVIDENDS
Dividends from net investment income                                       (.18)    (.28)    (.52)       (.34)      (.67)
                                                                       --------  -------  -------    --------   --------
Net asset value, end of period                                         $  19.27  $ 17.13  $ 15.08    $  18.42   $  16.66
                                                                       ========  =======  =======    ========   ========
TOTAL RETURN
Total investment return based on net asset value(c)                       13.60%   15.54%  (15.85)%     12.89%     39.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $102,467  $97,611  $90,912    $126,339   $124,335
Ratio to average net assets of:
 Expenses                                                                   .94%     .97%     .94%        .93%+      .99%
 Net investment income                                                     1.15%    1.33%    1.53%       1.08%+     1.55%
Portfolio turnover rate                                                      31%      52%      66%        104%       118%
-------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Amount is less than $.005.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 + The ratio includes expenses attributable to costs of proxy solicitation.

ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                                            CLASS A
                                                                                    YEAR ENDED DECEMBER 31,
                                                                          2013      2012     2011      2010       2009
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 16.88    $ 14.87  $ 19.47   $ 16.73   $ 10.90
                                                                       -------    -------  -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .04        .13      .02       .12       .07
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    3.88       1.88    (4.52)     2.98      5.76
Contributions from Adviser                                                 -0-        -0-      -0-       -0-       .00(b)
                                                                       -------    -------  -------   -------   -------
Net increase (decrease) in net asset value from operations                3.92       2.01    (4.50)     3.10      5.83
                                                                       -------    -------  -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.05)       -0-     (.10)     (.36)      -0-
Tax return of capital                                                      .00(b)     -0-      -0-       -0-       -0-
                                                                       -------    -------  -------   -------   -------
Total dividends and distributions                                         (.05)       -0-     (.10)     (.36)      -0-
                                                                       -------    -------  -------   -------   -------
Net asset value, end of period                                         $ 20.75    $ 16.88  $ 14.87   $ 19.47   $ 16.73
                                                                       =======    =======  =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)*                     23.26%     13.52%  (23.23)%   18.93%    53.49%+

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $32,195    $40,231  $42,094   $66,302   $65,358
Ratio to average net assets of:
 Expenses                                                                  .98%       .99%     .94%      .99%+    1.00%
 Net investment income                                                     .22%       .83%     .10%      .69%+     .52%
Portfolio turnover rate                                                     96%       152%     163%      117%      215%
-------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Amount is less than $.005.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2013, December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009 by 0.05%, 0.07%,
  0.04%, 0.04% and 0.15%, respectively.

+ Includes the impact of reimbursements from the Adviser, which enhanced the Portfolio's performance for the year ended December 31, 2009 by 0.01%.

+ The ratio includes expenses attributable to costs of proxy solicitation.

ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                                            CLASS A
                                                                                    YEAR ENDED DECEMBER 31,
                                                                         2013      2012      2011       2010      2009
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 18.96   $ 17.09   $ 16.36   $ 11.95    $  8.43
                                                                       -------   -------   -------   -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                    (.21)     (.12)     (.15)     (.13)      (.13)
Net realized and unrealized gain on investment transactions               8.30      2.69       .88      4.54       3.65
                                                                       -------   -------   -------   -------    -------
Net increase in net asset value from operations                           8.09      2.57       .73      4.41       3.52
                                                                       -------   -------   -------   -------    -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions          (3.58)     (.70)      -0-       -0-        -0-
                                                                       -------   -------   -------   -------    -------
Net asset value, end of period                                         $ 23.47   $ 18.96   $ 17.09   $ 16.36    $ 11.95
                                                                       =======   =======   =======   =======    =======
TOTAL RETURN
Total investment return based on net asset value(b)                      45.66%*   15.02%     4.46%*   36.90%*    41.76%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $33,510   $27,479   $29,369   $29,018    $22,876
Ratio to average net assets of:
 Expenses                                                                 1.17%     1.18%     1.18%     1.37%+     1.62%
 Net investment loss                                                      (.96)%    (.64)%    (.85)%   (1.00)%+   (1.33)%
Portfolio turnover rate                                                     81%      105%       92%       95%       106%
-------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2013, December 31, 2011, December 31, 2010 and December 31, 2009 by 0.23%, 0.09%, 0.05% and 0.28%,
   respectively.

 + The ratio includes expenses attributable to costs of proxy solicitation.

ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO

--------------------------------------------------------------------------------

                                                                                          CLASS A
                                                                                  YEAR ENDED DECEMBER 31,
                                                                         2013     2012     2011      2010      2009
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 12.25  $ 11.58  $ 12.02   $  9.64   $  7.86
                                                                       -------  -------  -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .24      .18      .11       .23       .19
Net realized and unrealized gain on investment and foreign currency
 transactions                                                              .24     2.21     1.02      2.30      1.98
                                                                       -------  -------  -------   -------   -------
Net increase in net asset value from operations                            .48     2.39     1.13      2.53      2.17
                                                                       -------  -------  -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.20)    (.15)    (.18)     (.15)     (.23)
Distributions from net realized gain on investment transactions          (1.35)   (1.57)   (1.39)      -0-      (.16)
                                                                       -------  -------  -------   -------   -------
Total dividends and distributions                                        (1.55)   (1.72)   (1.57)     (.15)     (.39)
                                                                       -------  -------  -------   -------   -------
Net asset value, end of period                                         $ 11.18  $ 12.25  $ 11.58   $ 12.02   $  9.64
                                                                       =======  =======  =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(b)                       4.20%   21.19%    9.03%*   26.34%    29.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $31,576  $70,048  $63,093   $66,493   $38,317
Ratio to average net assets of:
 Expenses                                                                  .86%     .84%     .88%      .87%+    1.25%
 Net investment income                                                    1.92%    1.49%     .91%     2.15%+    2.50%
Portfolio turnover rate                                                     98%     110%     114%      132%       94%
---------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the year ended December 31, 2011 by 0.06%.

 + The ratio includes expenses attributable to costs of proxy solicitation.

ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO

--------------------------------------------------------------------------------

                                                                                           CLASS A
                                                                                   YEAR ENDED DECEMBER 31,
                                                                         2013     2012     2011       2010      2009
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 12.96  $ 11.50  $ 14.90   $  14.70   $  11.05
                                                                       -------  -------  -------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .33      .36      .36        .27        .29
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    2.59     1.31    (3.19)       .39+      3.54
                                                                       -------  -------  -------   --------   --------
Net increase (decrease) in net asset value from operations                2.92     1.67    (2.83)       .66       3.83
                                                                       -------  -------  -------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.89)    (.21)    (.56)      (.46)      (.18)
Tax return of capital                                                      -0-      -0-     (.01)       -0-        -0-
                                                                       -------  -------  -------   --------   --------
Total dividends and distributions                                         (.89)    (.21)    (.57)      (.46)      (.18)
                                                                       -------  -------  -------   --------   --------
Net asset value, end of period                                         $ 14.99  $ 12.96  $ 11.50   $  14.90   $  14.70
                                                                       =======  =======  =======   ========   ========
TOTAL RETURN
Total investment return based on net asset value(b)                      23.00%   14.53%  (19.25)%     4.59%     34.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $58,723  $48,029  $62,003   $104,274   $179,342
Ratio to average net assets of:
 Expenses                                                                  .82%     .81%     .82%       .85%+      .83%
 Net investment income                                                    2.33%    2.97%    2.55%      1.94%+     2.40%
Portfolio turnover rate                                                     59%      41%      62%        52%        52%
-----------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 + Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio's change in net realized and unrealized gain (loss) on investment transactions for the period.

 + The ratio includes expenses attributable to costs of proxy solicitation.

ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

                                                                                             CLASS A
                                                                                     YEAR ENDED DECEMBER 31,
                                                                          2013      2012       2011       2010      2009
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  17.67   $  15.46  $  16.95   $  13.41   $   9.92
                                                                       --------   --------  --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                    .16        .13       .09        .08        .08
Net realized and unrealized gain (loss) on investment transactions         6.41       2.72     (1.50)      3.52       4.01
                                                                       --------   --------  --------   --------   --------
Net increase (decrease) in net asset value from operations                 6.57       2.85     (1.41)      3.60       4.09
                                                                       --------   --------  --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.13)      (.10)     (.08)      (.06)      (.12)
Distributions from net realized gain on investment transactions           (1.22)      (.54)      -0-        -0-       (.48)
                                                                       --------   --------  --------   --------   --------
Total dividends and distributions                                         (1.35)      (.64)     (.08)      (.06)      (.60)
                                                                       --------   --------  --------   --------   --------
Net asset value, end of period                                         $  22.89   $  17.67  $  15.46   $  16.95   $  13.41
                                                                       ========   ========  ========   ========   ========
TOTAL RETURN
Total investment return based on net asset value(b)                       38.06%*    18.75%    (8.39)%    26.91%     42.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $217,146   $156,832  $151,754   $174,068   $134,291
Ratio to average net assets of:
 Expenses                                                                   .81%       .82%      .83%       .84%+      .87%
 Net investment income                                                      .77%       .75%      .56%       .56%+      .70%
Portfolio turnover rate                                                      56%        50%       70%        54%        58%
---------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 * Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the Portfolio's performance for the year ended December 31, 2013 by 0.01%.

 + The ratio includes expenses attributable to costs of proxy solicitation.

ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO

--------------------------------------------------------------------------------

                                                                                         CLASS A
                                                                                 YEAR ENDED DECEMBER 31,
                                                                         2013    2012     2011     2010     2009
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $10.63   $ 9.37  $ 9.84   $ 8.97   $ 7.67
                                                                       ------   ------  ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                  .19      .20     .17      .12      .16
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   3.70     1.26    (.50)     .93     1.41
                                                                       ------   ------  ------   ------   ------
Net increase (decrease) in net asset value from operations               3.89     1.46    (.33)    1.05     1.57
                                                                       ------   ------  ------   ------   ------
LESS: DIVIDENDS
Dividends from net investment income                                     (.30)    (.20)   (.14)    (.18)    (.27)
                                                                       ------   ------  ------   ------   ------
Net asset value, end of period                                         $14.22   $10.63  $ 9.37   $ 9.84   $ 8.97
                                                                       ======   ======  ======   ======   ======
TOTAL RETURN
Total investment return based on net asset value(b)                     36.85%*  15.73%  (3.50)%  11.81%*  21.12%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $2,205   $1,533  $1,517   $1,707   $1,594
Ratio to average net assets of:
 Expenses                                                                 .73%     .72%    .71%     .71%+    .70%
 Net investment income                                                   1.51%    1.98%   1.78%    1.37%+   2.09%
Portfolio turnover rate                                                    44%      40%     62%      73%      64%
------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2013, December 31, 2010 and December 31, 2009 by 0.07%, 0.01% and 0.02%, respectively.

 + The ratio includes expenses attributable to costs of proxy solicitation.

ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO

--------------------------------------------------------------------------------

                                                                                           CLASS A
                                                                                   YEAR ENDED DECEMBER 31,
                                                                         2013     2012      2011      2010      2009
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 12.12  $ 10.90  $ 11.48    $ 10.66   $  8.63
                                                                       -------  -------  -------    -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .23      .22      .23        .23       .24
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    1.74     1.25     (.53)       .88      1.89
                                                                       -------  -------  -------    -------   -------
Net increase (decrease) in net asset value from operations                1.97     1.47     (.30)      1.11      2.13
                                                                       -------  -------  -------    -------   -------
LESS: DIVIDENDS
Dividends from net investment income                                      (.32)    (.25)    (.28)      (.29)     (.10)
Net asset value, end of period                                         $ 13.77  $ 12.12  $ 10.90    $ 11.48   $ 10.66
                                                                       =======  =======  =======    =======   =======
TOTAL RETURN
Total investment return based on net asset value(b)                      16.49%   13.63%   (2.81)%*   10.61%*   24.88%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $41,222  $41,801  $55,395    $68,914   $73,120
Ratio to average net assets of:
 Expenses                                                                  .65%     .65%     .66%       .68%+     .69%
 Net investment income                                                    1.76%    1.91%    2.03%      2.14%+    2.66%
Portfolio turnover rate**                                                  117%      90%      94%       101%       85%
-----------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2011, December 31, 2010 and December 31, 2009 by 0.02%, 0.03% and 0.06%, respectively.

 + The ratio includes expenses attributable to costs of proxy solicitation.

** The Portfolio accounts for dollar roll transactions as purchases and sales.

ALLIANCEBERNSTEIN VPS DYNAMIC ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------

                                                                                  CLASS A
                                                                                          APRIL 1,
                                                                          YEAR ENDED     2011(a) TO
                                                                         DECEMBER 31,   DECEMBER 31,
                                                                        2013     2012       2011
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $10.53  $ 9.75      $10.00
                                                                       ------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                                        .03    (.01)        .03
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   1.26     .81        (.28)
                                                                       ------  ------      ------
Net increase (decrease) in net asset value from operations               1.29     .80        (.25)
                                                                       ------  ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.04)   (.01)        -0-
Distributions from net realized gain on investment transactions          (.04)   (.01)        -0-
                                                                       ------  ------      ------
Total dividends and distributions                                        (.08)   (.02)        -0-
                                                                       ------  ------      ------
Net asset value, end of period                                         $11.74  $10.53      $ 9.75
                                                                       ======  ======      ======
TOTAL RETURN
Total investment return based on net asset value(d)                     12.31%   8.22%      (2.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $  269  $   27      $9,742
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  .85%    .85%        .85%^
 Expenses, before waivers/reimbursements                                  .89%   1.22%       2.53%^
 Net investment income (loss)(c)                                          .31%   (.14)%       .36%^
Portfolio turnover rate                                                    52%     51%         68%
----------------------------------------------------------------------------------------------------



(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of fees waived and expenses reimbursed by the Adviser.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 ^ Annualized.

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


STANDARD & POOR'S RATINGS SERVICES ("S&P")

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.


FITCH RATINGS ("FITCH")

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category or in categories below B.

NR--Indicates that Fitch does not rate the specific issue.

APPENDIX B
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

A settlement agreement between the Adviser and the New York Attorney General requires the Fund to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Portfolios" in this Prospectus about the effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Portfolio assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio is the same as stated under "Fees and Expenses of the Portfolios". There are additional fees and expenses associated with variable products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly affect expenses. These fees and expenses are not reflected in the following expense information. Your actual expenses may be higher or lower.

ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO


--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 80.85     $10,419.15
   2             10,419.15      520.96    10,940.11     84.24      10,855.87
   3             10,855.87      542.79    11,398.66     87.77      11,310.89
   4             11,310.89      565.54    11,876.44     91.45      11,784.99
   5             11,784.99      589.25    12,374.24     95.28      12,278.96
   6             12,278.96      613.95    12,892.90     99.28      12,793.63
   7             12,793.63      639.68    13,433.31    103.44      13,329.87
   8             13,329.87      666.49    13,996.37    107.77      13,888.60
   9             13,888.60      694.43    14,583.03    112.29      14,470.74
   10            14,470.74      723.54    15,194.27    117.00      15,077.28
   --------------------------------------------------------------------------
   Cumulative                $6,056.63                $979.37


ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   89.25    $10,410.75
   2             10,410.75      520.54    10,931.29      92.92     10,838.37
   3             10,838.37      541.92    11,380.29      96.73     11,283.56
   4             11,283.56      564.18    11,847.74     100.71     11,747.03
   5             11,747.03      587.35    12,334.38     104.84     12,229.54
   6             12,229.54      611.48    12,841.02     109.15     12,731.87
   7             12,731.87      636.59    13,368.46     113.63     13,254.83
   8             13,254.83      662.74    13,917.57     118.30     13,799.27
   9             13,799.27      689.96    14,489.23     123.16     14,366.08
   10            14,366.08      718.30    15,084.38     128.22     14,956.16
   --------------------------------------------------------------------------
   Cumulative                $6,033.06               $1,076.91


ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 63.00     $10,437.00
   2             10,437.00      521.85    10,958.85     65.75      10,893.10
   3             10,893.10      544.65    11,437.75     68.63      11,369.13
   4             11,369.13      568.46    11,937.58     71.63      11,865.96
   5             11,865.96      593.30    12,459.25     74.76      12,384.50
   6             12,384.50      619.22    13,003.72     78.02      12,925.70
   7             12,925.70      646.29    13,571.99     81.43      13,490.55
   8             13,490.55      674.53    14,165.08     84.99      14,080.09
   9             14,080.09      704.00    14,784.10     88.70      14,695.39
   10            14,695.39      734.77    15,430.16     92.58      15,337.58
   --------------------------------------------------------------------------
   Cumulative                $6,107.07                $769.49

ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  111.30    $10,388.70
   2             10,388.70      519.44    10,908.14     115.63     10,792.51
   3             10,792.51      539.63    11,332.13     120.12     11,212.01
   4             11,212.01      560.60    11,772.61     124.79     11,647.82
   5             11,647.82      582.39    12,230.22     129.64     12,100.58
   6             12,100.58      605.03    12,705.60     134.68     12,570.92
   7             12,570.92      628.55    13,199.47     139.91     13,059.56
   8             13,059.56      652.98    13,712.53     145.35     13,567.18
   9             13,567.18      678.36    14,245.54     151.00     14,094.54
   10            14,094.54      704.73    14,799.26     156.87     14,642.39
   --------------------------------------------------------------------------
   Cumulative                $5,971.71               $1,329.28


ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   98.70    $10,401.30
   2             10,401.30      520.07    10,921.37     102.66     10,818.70
   3             10,818.70      540.94    11,359.64     106.78     11,252.86
   4             11,252.86      562.64    11,815.50     111.07     11,704.44
   5             11,704.44      585.22    12,289.66     115.52     12,174.14
   6             12,174.14      608.71    12,782.84     120.16     12,662.68
   7             12,662.68      633.13    13,295.82     124.98     13,170.84
   8             13,170.84      658.54    13,829.38     130.00     13,699.38
   9             13,699.38      684.97    14,384.35     135.21     14,249.14
   10            14,249.14      712.46    14,961.60     140.64     14,820.96
   --------------------------------------------------------------------------
   Cumulative                $6,006.68               $1,185.72


ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  102.90    $10,397.10
   2             10,397.10      519.86    10,916.96     106.99     10,809.97
   3             10,809.97      540.50    11,350.47     111.23     11,239.23
   4             11,239.23      561.96    11,801.19     115.65     11,685.54
   5             11,685.54      584.28    12,269.82     120.24     12,149.58
   6             12,149.58      607.48    12,757.05     125.02     12,632.04
   7             12,632.04      631.60    13,263.64     129.98     13,133.65
   8             13,133.65      656.68    13,790.34     135.15     13,655.19
   9             13,655.19      682.76    14,337.95     140.51     14,197.44
   10            14,197.44      709.87    14,907.31     146.09     14,761.22
   --------------------------------------------------------------------------
   Cumulative                $5,994.99               $1,233.76


ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------




                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  122.85    $10,377.15
   2             10,377.15      518.86    10,896.01     127.48     10,768.52
   3             10,768.52      538.43    11,306.95     132.29     11,174.66
   4             11,174.66      558.73    11,733.39     137.28     11,596.11
   5             11,596.11      579.81    12,175.92     142.46     12,033.46
   6             12,033.46      601.67    12,635.13     147.83     12,487.30
   7             12,487.30      624.37    13,111.67     153.41     12,958.26
   8             12,958.26      647.91    13,606.17     159.19     13,446.98
   9             13,446.98      672.35    14,119.33     165.20     13,954.13
   10            13,954.13      697.71    14,651.84     171.43     14,480.41
   --------------------------------------------------------------------------
   Cumulative                $5,939.84               $1,459.42

ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   90.30    $10,409.70
   2             10,409.70      520.49    10,930.19      94.00     10,836.19
   3             10,836.19      541.81    11,377.99      97.85     11,280.14
   4             11,280.14      564.01    11,844.15     101.86     11,742.29
   5             11,742.29      587.11    12,329.41     106.03     12,223.37
   6             12,223.37      611.17    12,834.54     110.38     12,724.16
   7             12,724.16      636.21    13,360.37     114.90     13,245.47
   8             13,245.47      662.27    13,907.75     119.61     13,788.14
   9             13,788.14      689.41    14,477.55     124.51     14,353.04
   10            14,353.04      717.65    15,070.69     129.61     14,941.08
   --------------------------------------------------------------------------
   Cumulative                $6,030.13               $1,089.05


ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   86.10    $10,413.90
   2             10,413.90      520.70    10,934.60      89.66     10,844.93
   3             10,844.93      542.25    11,387.18      93.37     11,293.80
   4             11,293.80      564.69    11,858.49      97.24     11,761.25
   5             11,761.25      588.06    12,349.32     101.26     12,248.05
   6             12,248.05      612.40    12,860.45     105.46     12,755.00
   7             12,755.00      637.75    13,392.75     109.82     13,282.93
   8             13,282.93      664.15    13,947.07     114.37     13,832.71
   9             13,832.71      691.64    14,524.34     119.10     14,405.24
   10            14,405.24      720.26    15,125.51     124.03     15,001.48
   --------------------------------------------------------------------------
   Cumulative                $6,041.90               $1,040.41


ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   85.05    $10,414.95
   2             10,414.95      520.75    10,935.70      88.58     10,847.12
   3             10,847.12      542.36    11,389.47      92.25     11,297.22
   4             11,297.22      564.86    11,862.08      96.08     11,766.00
   5             11,766.00      588.30    12,354.30     100.07     12,254.23
   6             12,254.23      612.71    12,866.94     104.22     12,762.72
   7             12,762.72      638.14    13,400.85     108.55     13,292.31
   8             13,292.31      664.62    13,956.92     113.05     13,843.87
   9             13,843.87      692.19    14,536.06     117.74     14,418.32
   10            14,418.32      720.92    15,139.24     122.63     15,016.61
   --------------------------------------------------------------------------
   Cumulative                $6,044.85               $1,028.22


ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 76.65     $10,423.35
   2             10,423.35      521.17    10,944.52     79.89      10,864.62
   3             10,864.62      543.23    11,407.85     83.28      11,324.58
   4             11,324.58      566.23    11,890.81     86.80      11,804.00
   5             11,804.00      590.20    12,394.20     90.48      12,303.72
   6             12,303.72      615.19    12,918.91     94.31      12,824.60
   7             12,824.60      641.23    13,465.83     98.30      13,367.53
   8             13,367.53      668.38    14,035.91    102.46      13,933.45
   9             13,933.45      696.67    14,630.12    106.80      14,523.32
   10            14,523.32      726.17    15,249.49    111.32      15,138.16
   --------------------------------------------------------------------------
   Cumulative                $6,068.47                $930.29

ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 68.25     $10,431.75
   2             10,431.75      521.59    10,953.34     71.20      10,882.14
   3             10,882.14      544.11    11,426.25     74.27      11,351.98
   4             11,351.98      567.60    11,919.58     77.48      11,842.10
   5             11,842.10      592.10    12,434.20     80.82      12,353.38
   6             12,353.38      617.67    12,971.05     84.31      12,886.74
   7             12,886.74      644.34    13,531.08     87.95      13,443.12
   8             13,443.12      672.16    14,115.28     91.75      14,023.53
   9             14,023.53      701.18    14,724.71     95.71      14,629.00
   10            14,629.00      731.45    15,360.45     99.84      15,260.60
   --------------------------------------------------------------------------
   Cumulative                $6,092.20                $831.58


ALLIANCEBERNSTEIN VPS DYNAMIC ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   91.35    $10,408.65
   2             10,408.65      520.43    10,929.08      99.45     10,829.63
   3             10,829.63      541.48    11,371.11     103.48     11,267.63
   4             11,267.63      563.38    11,831.01     107.66     11,723.35
   5             11,723.35      586.17    12,309.52     112.02     12,197.50
   6             12,197.50      609.88    12,807.38     116.55     12,690.83
   7             12,690.83      634.54    13,325.37     121.26     13,204.11
   8             13,204.11      660.21    13,864.32     126.17     13,738.15
   9             13,738.15      686.91    14,425.06     131.27     14,293.79
   10            14,293.79      714.69    15,008.48     136.58     14,871.90
   --------------------------------------------------------------------------
   Cumulative                $6,017.69               $1,145.79


*Expenses are net of any fee waiver and expense reimbursed by the Adviser in the first year. Thereafter, the expense ratio reflects the Portfolio's operating expenses as reflected under "Fee and Expenses of the Portfolio" before the waiver and expense reimbursement in the Summary information at the beginning of this Prospectus.

For more information about the Portfolios, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO CONTRACTHOLDERS
The Portfolios' annual and semi-annual reports to Contractholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI and the independent registered public accounting firm's report and financial statements in each Portfolio's most recent annual report to Contractholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:   AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

BY PHONE:  For Information: (800) 221-5672
           For Literature: (800) 227-4618

Or you may view or obtain these documents from the Securities and Exchange Commission ("Commission"):

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, DC 20549-1520.

You also may find these documents and more information about the Adviser and the Portfolios on the Internet at: www.alliancebernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-05398

                                    [GRAPHIC]

PROSPECTUS  |  MAY 1, 2014


AllianceBernstein Variable Products Series Fund, Inc.
Class B Prospectus

AllianceBernstein VPS

    Intermediate Bond Portfolio                                   Real Estate Investment Portfolio

    Large Cap Growth Portfolio                                    International Value Portfolio

    Growth and Income Portfolio                                   Small/Mid Cap Value Portfolio

    Growth Portfolio                                              Value Portfolio

    International Growth Portfolio                                Balanced Wealth Strategy Portfolio

    Global Thematic Growth Portfolio                              Dynamic Asset Allocation Portfolio

    Small Cap Growth Portfolio

This Prospectus describes the Portfolios that are available as underlying investments through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.


The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                    Page
SUMMARY INFORMATION................................................   4

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' RISKS AND INVESTMENTS.  46

INVESTING IN THE PORTFOLIOS........................................  57

MANAGEMENT OF THE PORTFOLIOS.......................................  60

DIVIDENDS, DISTRIBUTIONS AND TAXES.................................  65

GLOSSARY...........................................................  66

FINANCIAL HIGHLIGHTS...............................................  67

APPENDIX A--BOND RATINGS........................................... A-1

APPENDIX B--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION........ B-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------
Management Fees                     .45%
Distribution (12b-1) Fees           .25%
Other Expenses                      .32%
                                    -----
Total Portfolio Operating Expenses  1.02%
                                    =====
-----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------
After 1 Year    $  104
After 3 Years   $  325
After 5 Years   $  563
After 10 Years  $1,248
----------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 217% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment grade bonds (commonly known as "junk bonds"). The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in U.S. Dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. Dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.


The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating and inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may enter into, without limit, derivatives transactions, such as options, futures, forwards and swaps.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. BELOW INVESTMENT GRADE SECURITY RISK: Investments in fixed-income securities with lower ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. PREPAYMENT RISK: The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some of these securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with these securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

   04      05      06      07      08      09      10      11      12      13
 ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  3.52%   1.75%   3.59%   4.60%  -6.59%  18.20%   8.93%   6.38%   5.79%  -2.34%





During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 7.97%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -4.26%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2013)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             -2.34%  7.19%   4.20%
-----------------------------------------------------------------------------
Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)  -2.02%  4.44%   4.55%
-----------------------------------------------------------------------------




INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Paul J. DeNoon         Since 2009      Senior Vice President of the Adviser

Shawn E. Keegan        Since 2007      Vice President of the Adviser

Alison M. Martier      Since 2005      Senior Vice President of the Adviser

Douglas J. Peebles     Since 2007      Senior Vice President of the Adviser

Greg J. Wilensky       Since 2005      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 45 in this Prospectus.

ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------
Management Fees                      .75%
Distribution (12b-1) Fees            .25%
Other Expenses                       .10%
                                    -----
Total Portfolio Operating Expenses  1.10%
                                    =====
-----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------
After 1 Year    $  112
After 3 Years   $  350
After 5 Years   $  606
After 10 Years  $1,340
----------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 60% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Portfolio invests primarily in the domestic equity securities of companies selected by the Portfolio's Adviser for their growth potential within various market sectors. The Portfolio emphasizes investments in large, seasoned companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies.

For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index. While the market capitalizations of companies in the Russell 1000 Growth Index ranged from approximately $1.1 billion to $500 billion as of December 31, 2013, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.


The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities.

The Adviser allocates the Portfolio's investments among broad sector groups based on the fundamental company research conducted by the Adviser's internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Adviser may vary the percentage allocations among market sectors and may change the market sectors in which the Portfolio invests as companies' potential for growth within a sector matures and new trends for growth emerge.


The Adviser's research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.

The Portfolio may, at times, invest in shares of exchange-traded funds, or ETFs, in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value, or NAV.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

  04      05      06      07      08       09      10      11      12      13
------  ------  ------  ------  -------  ------  ------  ------  ------  ------
 8.34%  14.88%  -0.68%  13.61%  -39.82%  37.10%   9.83%  -3.27%  16.12%  37.00%



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 16.81%, 1ST QUARTER, 2012; AND WORST QUARTER WAS DOWN -19.87%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2013)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             37.00% 18.30%   6.95%
-----------------------------------------------------------------------------
Russell 1000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)  33.48% 20.39%   7.83%
-----------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Frank V. Caruso       Since 2012      Senior Vice President of the Adviser

Vincent C. DuPont     Since 2012      Senior Vice President of the Adviser

John H. Fogarty       Since 2012      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 45 in this Prospectus.

ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


----------------------------------------
Management Fees                     .55%
Distribution (12b-1) Fees           .25%
Other Expenses                      .05%
                                    ----
Total Portfolio Operating Expenses  .85%
                                    ====
----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------
After 1 Year    $   87
After 3 Years   $  271
After 5 Years   $  471
After 10 Years  $1,049
----------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 63% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued, focusing on dividend-paying securities. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Portfolio may invest in companies of any size and in any industry.


The Adviser depends heavily upon the fundamental analysis and research of its internal research staff in making investment decisions for the Portfolio. The research staff follows a primary research universe of approximately 500 largely U.S. companies. In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Portfolio's portfolio normally will include approximately 60-90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Portfolio may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Portfolio does not intend to concentrate in any particular industries or businesses. The Portfolio's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio also invests in high-quality securities of non-U.S. issuers.


The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. INDUSTRY/SECTOR RISK: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Portfolio's investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

  04      05      06     07      08       09      10     11      12      13
------  ------  ------  -----  -------  ------  ------  -----  ------  ------
11.22%   4.60%  16.98%  4.86%  -40.69%  20.35%  12.80%  6.07%  17.24%  34.59%



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 14.14%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -20.14%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2013)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             34.59% 17.84%   6.76%
-----------------------------------------------------------------------------
Russell 1000(R) Value Index
(reflects no deduction for fees, expenses, or taxes)  32.53% 16.67%   7.58%
-----------------------------------------------------------------------------




INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the person responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Frank V. Caruso     Since 2001      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 45 in this Prospectus.

ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------
Management Fees                      .75%
Distribution (12b-1) Fees            .25%
Other Expenses                       .31%
                                    -----
Total Portfolio Operating Expenses  1.31%
                                    =====
-----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------
After 1 Year    $  133
After 3 Years   $  415
After 5 Years   $  718
After 10 Years  $1,579
----------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 63% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in a domestic portfolio of equity securities of companies selected by the Portfolio's Adviser for their growth potential within various market sectors. The Adviser seeks to identify companies or industries for which other investors have underestimated earnings potential--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base or similar factors) that would cause a company to grow faster than market forecasts.


In managing the Portfolio, the Adviser allocates investments among broad sector groups and selects specific investments based on the fundamental company research conducted by the Adviser's internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Adviser's research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.


The Portfolio has the flexibility to invest across the capitalization spectrum. The Portfolio is designed for those seeking exposure to companies of various sizes, and typically has substantial investments in both large-capitalization companies and mid-capitalization companies, and may also invest in small-capitalization companies.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value, or NAV.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                   [CHART]

                             Calendar Year End (%)

  04      05      06      07       08      09      10      11      12      13
------  ------  ------  ------  -------  ------  ------   -----  ------  ------
14.53%  11.64%  -1.24%  12.66%  -42.55%  32.76%  14.80%   0.97%  13.58%  33.72%



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 15.55%, 1ST QUARTER, 2012; AND WORST QUARTER WAS DOWN -22.13%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2013)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             33.72% 18.51%   6.69%
-----------------------------------------------------------------------------
Russell 3000(R) Growth Index*
(reflects no deduction for fees, expenses, or taxes)  34.23% 20.56%   7.95%
-----------------------------------------------------------------------------



* The Portfolio's broad-based index used for comparison purposes changed from the Russell 1000 Growth Index to the Russell 3000 Growth Index because the Russell 3000 Growth Index more closely reflects the Portfolio's investments and performance.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Bruce K. Aronow     Since 2013      Senior Vice President of the Adviser

Frank V. Caruso     Since 2008      Senior Vice President of the Adviser

John H. Fogarty     Since 2013      Senior Vice President of the Adviser


ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 45 in this Prospectus.

ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------
Management Fees                      .75%
Distribution (12b-1) Fees            .25%
Other Expenses                       .19%
                                    -----
Total Portfolio Operating Expenses  1.19%
                                    =====
-----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------
After 1 Year    $  121
After 3 Years   $  378
After 5 Years   $  654
After 10 Years  $1,443
----------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 31% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in an international portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser's growth analysts seek to identify companies or industries that other investors have underestimated earnings potential--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.


The Adviser allocates the Portfolio's investments among broad sector groups utilizing the fundamental company research conducted by the Adviser's internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Adviser may vary the percentage allocations among market sectors and may change the market sectors in which the Portfolio invests as companies' potential for growth within a sector matures and new trends for growth emerge.

Under normal market conditions, the Portfolio invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Portfolio's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation.


The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in larger capitalization companies, although the Portfolio may invest in smaller or medium capitalization companies.


The Portfolio may, at times, invest in shares of exchange-traded funds, or ETFs, in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                   [CHART]

                            Calendar Year End (%)

  04      05      06      07       08      09      10      11      12      13
------  ------  ------  ------  -------  ------  ------  ------- ------  ------
23.97%  20.55%  26.70%  17.78%  -48.96%  39.24%  12.61%  -16.04% 15.23%  13.32%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 24.40%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -27.33%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2013)


                                                                                                     1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------------------------
Portfolio                                                                                            13.32% 11.44%   6.94%
----------------------------------------------------------------------------------------------------------------------------
MSCI AC World Index (ex. U.S.)*
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of non-
U.S. withholding taxes)                                                                              15.29% 12.81%   7.57%
----------------------------------------------------------------------------------------------------------------------------
MSCI World Index (ex. U.S.)**
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of non-
U.S. withholding taxes)                                                                              21.02% 12.49%   7.07%
----------------------------------------------------------------------------------------------------------------------------



* The Portfolio's primary broad-based index used for comparison purposes changed from the MSCI World Index (ex. US) to the MSCI AC World Index (ex.
   US) because the MSCI AC World Index (ex. US) more closely reflects the Portfolio's investments and performance.

** The performance table includes an additional index that shows how the Portfolio's performance compares with an index of the equity market performance of developed markets.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE                LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------
Daniel C. Roarty           Since 2012      Senior Vice President of the Adviser

Tassos M. Stassopoulos     Since 2011      Senior Vice President of the Adviser



ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 45 in this Prospectus.

ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------
Management Fees                      .75%
Distribution (12b-1) Fees            .25%
Other Expenses                       .23%
                                    -----
Total Portfolio Operating Expenses  1.23%
                                    =====
-----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------
After 1 Year    $  125
After 3 Years   $  390
After 5 Years   $  676
After 10 Years  $1,489
----------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 96% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation.


The Adviser employs a combination of "top-down" and "bottom-up" investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on its global fundamental and quantitative research capabilities, the Adviser seeks to identify long-term economic or business trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Portfolio's investments and which are expected to change over time based on the Adviser's research.

In addition to this "top-down" thematic approach, the Adviser will also use a "bottom-up" analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment.

The Portfolio invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Portfolio invests in both developed and emerging market countries. Under normal market conditions, the Portfolio invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Portfolio's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities.


The Portfolio may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero-coupon bonds.


The Portfolio may, at times, invest in shares of exchange-traded funds, or ETFs, in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS

.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.


.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value, or NAV.

.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.


.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                   [CHART]

                             Calendar Year End (%)

  04      05      06      07       08      09      10      11      12      13
------  ------  ------  ------  -------  ------  ------ -------  ------  ------
 5.09%   3.65%   8.38%  19.89%  -47.46%  53.14%  18.58% -23.41%  13.24%  22.93%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 21.23%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -25.80%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2013)



                                                                                                    1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------------------------------
Portfolio                                                                                           22.93% 14.13%   3.71%
---------------------------------------------------------------------------------------------------------------------------
MSCI AC World Index (Net)
(reflects no deduction for fees, expenses or taxes except the reinvestment of dividends net of non-
U.S. withholding taxes)                                                                             22.80% 14.92%   7.17%
---------------------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:




EMPLOYEE                LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------
Daniel C. Roarty           Since 2013      Senior Vice President of the Adviser

Tassos M. Stassopoulos     Since 2013      Senior Vice President of the Adviser


ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 45 in this Prospectus.

ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------


EFFECTIVE FEBRUARY 1, 2013, THE PORTFOLIO IS CLOSED TO NEW INVESTMENTS EXCEPT THAT CONTRACTHOLDERS OF VARIABLE PRODUCTS WITH INVESTMENT OPTIONS THAT INCLUDED THE PORTFOLIO AS OF JANUARY 31, 2013, MAY CONTINUE TO PURCHASE SHARES OF THE PORTFOLIO IN ACCORDANCE WITH THE PROCEDURES FOR THE PURCHASE OF SHARES IN THE PROSPECTUS OF THE SEPARATE ACCOUNT IN WHICH THEY INVEST, INCLUDING THROUGH REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. THE PORTFOLIO MAY
(I) MAKE ADDITIONAL EXCEPTIONS THAT, IN THE ADVISER'S JUDGMENT, DO NOT ADVERSELY AFFECT THE ADVISER'S ABILITY TO MANAGE THE PORTFOLIO; (II) REJECT ANY INVESTMENT OR REFUSE ANY EXCEPTION, INCLUDING THOSE DETAILED ABOVE, THAT THE ADVISER BELIEVES WILL ADVERSELY AFFECT ITS ABILITY TO MANAGE THE PORTFOLIO; AND
(III) CLOSE AND/OR REOPEN THE PORTFOLIO TO NEW OR EXISTING CONTRACTHOLDERS AT ANY TIME.


INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------
Management Fees                      .75%
Distribution (12b-1) Fees            .25%
Other Expenses                       .43%
                                    -----
Total Portfolio Operating Expenses  1.43%
                                    =====
-----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------
After 1 Year    $  146
After 3 Years   $  452
After 5 Years   $  782
After 10 Years  $1,713
----------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 81% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of December 31, 2013, there were approximately 4,200 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $11.3 billion. Because the Portfolio's definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities.


When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Portfolio, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Portfolio may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.


The Portfolio invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may, at times, invest in shares of exchange-traded funds, or ETFs, in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may also invest up to 20% of its total assets in rights or warrants.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

  04      05      06      07      08       09      10      11       12      13
------  ------  ------  ------  -------  ------  ------   -----   ------  ------
14.38%   4.86%  10.50%  13.70%  -45.62%  41.28%  36.59%   4.20%   14.73%  45.33%


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 20.60%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -29.52%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2013)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             45.33% 27.38%   10.64%
-----------------------------------------------------------------------------
Russell 2000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)  43.30% 22.58%    9.41%
-----------------------------------------------------------------------------




INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Bruce K. Aronow        Since 2000      Senior Vice President of the Adviser
N. Kumar Kirpalani     Since 2005      Senior Vice President of the Adviser
Samantha S. Lau        Since 2005      Senior Vice President of the Adviser
Wen-Tse Tseng          Since 2006      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 45 in this Prospectus.

ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is total return from long-term growth of capital and income.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------
Management Fees                      .55%
Distribution (12b-1) Fees            .25%
Other Expenses                       .35%
                                    -----
Total Portfolio Operating Expenses  1.15%
                                    =====
-----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------
After 1 Year    $  117
After 3 Years   $  365
After 5 Years   $  633
After 10 Years  $1,398
----------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 98% of the average value of its portfolio.


PRINCIPAL STRATEGIES
Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio's investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers. In selecting real estate equity securities, the Adviser uses its fundamental and quantitative research to seek to identify companies where the magnitude and growth of cash flow streams have not been appropriately reflected in the price of the security. These securities may trade at a more attractive valuation than others that may have similar overall fundamentals. The Adviser's fundamental research efforts are focused on forecasting the short- and long-term normalized cash generation capability of real estate companies by isolating supply and demand for property types in local markets, determining the replacement value of properties, assessing future development opportunities, and normalizing capital structures of real estate companies.

The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates, or REMICs, and collateralized mortgage obligations, or CMOs. The Portfolio may also invest in short-term investment grade debt securities and other fixed-income securities.

The Portfolio invests in equity securities that include common stock, shares of beneficial interests of REITs and securities with common stock characteristics, such as preferred stock or convertible securities ("real estate equity securities"). The Portfolio may invest in foreign securities and enter into forward commitments and standby commitment agreements.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. REAL ESTATE RISK: The Portfolio's investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

.. PREPAYMENT RISK: The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some of these securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with these securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                   [CHART]

                             Calendar Year End (%)

  04      05      06       07       08      09      10      11       12     13
------  ------  ------  -------  -------  ------  ------  ------   ------  -----
35.28%  11.40%  34.88%  -14.76%  -35.82%  29.22%  26.05%   8.75%   20.83%  3.97%


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 32.54%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -36.87%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2013)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             3.97%  17.35%   9.48%
-----------------------------------------------------------------------------
FTSE NAREIT Equity REIT Index
(reflects no deduction for fees, expenses, or taxes)  2.86%  16.90%   8.61%
-----------------------------------------------------------------------------




INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:



EMPLOYEE        LENGTH OF SERVICE    TITLE
--------------------------------------------------------------------------
Neil Abraham    Since February 2014  Senior Vice President of the Adviser
Eric J. Franco  Since 2012           Senior Vice President of the Adviser


ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 45 in this Prospectus.

ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------
Management Fees                      .75%
Distribution (12b-1) Fees            .25%
Other Expenses                       .07%
                                    -----
Total Portfolio Operating Expenses  1.07%
                                    =====
-----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------
After 1 Year    $  109
After 3 Years   $  340
After 5 Years   $  590
After 10 Years  $1,306
----------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 59% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Portfolio invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Portfolio invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio's portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.


The Adviser's fundamental analysis depends heavily upon its internal research staff. The research staff begins with a global research universe of approximately 2,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide to better understand each company's competitive position in a global context. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Portfolio's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities", and enter into forward commitments.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: When the Portfolio borrows money or otherwise leverages its portfolio, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

  04      05      06      07      08      09      10       11      12      13
------  ------  ------  -----  -------  ------  ------  -------  ------  ------
24.89%  16.58%  35.05%  5.58%  -53.28%  34.36%   4.30%  -19.44%  14.19%  22.73%


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 26.18%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -28.75%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2013)



                                                                                                     1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------------------------
Portfolio                                                                                            22.73%  9.61%   4.38%
----------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index (Net)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of non-
U.S. withholding taxes)                                                                              22.78% 12.44%   6.91%
----------------------------------------------------------------------------------------------------------------------------




INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE        LENGTH OF SERVICE  TITLE
------------------------------------------------------------------------
Takeo Aso          Since 2012      Senior Vice President of the Adviser

Sharon E. Fay      Since 2005      Senior Vice President of the Adviser

Avi Lavi           Since 2012      Senior Vice President of the Adviser

Kevin F. Simms     Since 2002      Senior Vice President of the Adviser


ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 45 in this Prospectus.

ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-------------------------------------------------------------------------------
Management Fees                                                            .75%
Distribution (12b-1) Fees                                                  .25%
Other Expenses                                                             .06%
                                                                          -----
Total Portfolio Operating Expenses                                        1.06%
                                                                          =====
-------------------------------------------------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-------------------------------------------------------------------------------
After 1 Year                                                             $  108
After 3 Years                                                            $  337
After 5 Years                                                            $  585
After 10 Years                                                           $1,294
-------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 56% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 125 companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(R) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(R) Value Index.


Because the Portfolio's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2013, there were approximately 1,753 small- to mid-capitalization companies, representing a market capitalization range from approximately $36.8 million to approximately $10.8 billion.


The Portfolio invests in companies that are determined by the Adviser to be undervalued, using the Adviser's fundamental value approach. In selecting securities for the Portfolio's portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

In selecting securities for the Portfolio's portfolio, the Adviser looks for companies with attractive valuation (for example, with low price to book ratios) and compelling success factors (for example, momentum and return on equity). The Adviser then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, the Adviser's fundamental research analysts focus their research on the most attractive 20% of the universe.

The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Portfolio's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

The Adviser seeks to manage overall portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies. The Portfolio may invest significantly in companies involved in certain sectors that constitute a material portion of the universe of small- and mid-capitalization companies, such as financial services and consumer services.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities issued by non-U.S. companies.


The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

                                    [CHART]

                             Calendar Year End (%)

  04      05      06      07      08      09      10      11       12       13
------  ------  ------  ------  ------  ------  ------  ------   ------   ------
19.07%   6.63%  14.20%   1.53%  -35.75% 42.66%  26.59%  -8.62%   18.47%   37.63%



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 24.73%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -27.00%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2013)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             37.63% 21.89%   9.79%
-----------------------------------------------------------------------------
Russell 2500(R) Value Index
(reflects no deduction for fees, expenses, or taxes)  33.32% 19.61%   9.29%
-----------------------------------------------------------------------------
Russell 2500(R) Index*
(reflects no deduction for fees, expenses, or taxes)  36.80% 21.77%   9.81%
-----------------------------------------------------------------------------




* The performance table includes an additional index that shows how the Portfolio's performance compares with an index of securities similar to those in which the Portfolio invests.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
James W. MacGregor     Since 2005      Senior Vice President of the Adviser

Joseph G. Paul         Since 2002      Senior Vice President of the Adviser

Andrew J. Weiner       Since 2005      Senior Vice President of the Adviser


ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 45 in this Prospectus.

ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-------------------------------------------------------------------------------
Management Fees                                                            .55%
Distribution (12b-1) Fees                                                  .25%
Other Expenses                                                             .18%
                                                                           ----
Total Portfolio Operating Expenses                                         .98%
                                                                           ====
-------------------------------------------------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


---------------------------------------------------------------------------------
After 1 Year                                                               $  100
After 3 Years                                                              $  312
After 5 Years                                                              $  542
After 10 Years                                                             $1,201
---------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 44% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing approximately 90-150 companies, with relatively large market capitalizations that the Adviser believes are undervalued. The Portfolio invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

In selecting securities for the Portfolio's portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.


The Adviser's fundamental analysis depends heavily upon its internal research staff. The research staff of company and industry analysts covers a research universe that includes the majority of the capitalization of the Russell 1000(R) Value Index. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The research staff focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Portfolio's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio, and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover.


The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities of non-U.S. issuers.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

  04      05      06      07      08      09      10      11       12       13
------  ------  ------  ------  ------  ------  ------  ------   ------  -------
13.37%   5.48%  21.03%  -4.16% -41.01%  21.04%  11.42%  -3.78%   15.54%   36.49%


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 18.29%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -22.07%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2013)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             36.49% 15.40%   5.29%
-----------------------------------------------------------------------------
Russell 1000(R) Value Index
(reflects no deduction for fees, expenses, or taxes)  32.53% 16.67%   7.58%
-----------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE             LENGTH OF SERVICE  TITLE
-----------------------------------------------------------------------------
Christopher W. Marx     Since 2005      Senior Vice President of the Adviser

Joseph G. Paul          Since 2009      Senior Vice President of the Adviser

Gregory L. Powell       Since 2011      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 45 in this Prospectus.

ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to maximize total return consistent with the Adviser's determination of reasonable risk.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


----------------------------------------
Management Fees                     .55%
Distribution (12b-1) Fees           .25%
Other Expenses                      .10%
                                    ----
Total Portfolio Operating Expenses  .90%
                                    ====
----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------
After 1 Year    $   92
After 3 Years   $  287
After 5 Years   $  498
After 10 Years  $1,108
----------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 117% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Portfolio, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the Portfolio.

The Portfolio's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Portfolio, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

The Adviser's targeted blend for the non-REIT portion of the Portfolio's equity component is an equal weighting of growth and value stocks (50% each).

In addition to blending growth and value styles, the Adviser blends each style-based portion of the Portfolio's equity component across U.S. and non-U.S. issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will allow the relative weightings of the Portfolio's investments in equity and debt, growth and value, and U.S. and non-U.S. components to vary in response to market conditions, but ordinarily, only by (+/-)5% of the Portfolio's net assets. Beyond those ranges, the Adviser will rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to (+/-)10% of the Portfolio's net assets. The Portfolio's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of underlying market conditions.


The Adviser selects the Portfolio's growth stocks using its growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the Adviser's internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. The Adviser identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

In selecting fixed-income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, and which may include subspecialties (such as inflation-indexed securities). These fixed-income teams draw on the resources and expertise of the Adviser's internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Portfolio's fixed-income securities will primarily be investment grade debt securities, but are expected to include lower-rated securities ("junk bonds") and preferred stock. The Portfolio will not invest more than 25% of its total assets in securities rated, at the time of purchase, below investment grade.


The Portfolio also may enter into forward commitments, make short sales of securities or maintain a short position and invest in rights or warrants.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. BELOW INVESTMENT GRADE SECURITY RISK: Investments in fixed-income securities with lower ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. ALLOCATION RISK: The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities may have a more significant effect on the Portfolio's net asset value, or NAV, when one of these investment strategies is performing more poorly than others.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. REAL ESTATE RISK: The Portfolio's investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

.. how the Portfolio's performance changed from year to year over the life of the Portfolio; and

.. how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

  04      05      06      07      08       09      10      11      12      13
------  ------  ------  ------  -------  ------  ------  ------  ------  ------
  n/a    7.01%  13.76%   5.26%  -30.20%  24.45%  10.30%  -3.06%  13.38%  16.27%



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 15.06%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -14.71%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2013)



                                                                                   SINCE
                                                                  1 YEAR 5 YEARS INCEPTION*
-------------------------------------------------------------------------------------------
Portfolio                                                         16.27%  11.90%    5.57%
-------------------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, expenses, or taxes)              32.39%  17.94%    7.54%
-------------------------------------------------------------------------------------------
Barclays U.S. Aggregate Bond Index**
(reflects no deduction for fees, expenses, or taxes)              -2.02%   4.44%    4.74%
-------------------------------------------------------------------------------------------
60% S&P 500 Stock Index/40% Barclays U.S. Aggregate Bond Index**
(reflects no deduction for fees, expenses, or taxes)              17.56%  12.71%    6.71%
-------------------------------------------------------------------------------------------


*  Since inception return is from July 1, 2004.

** The performance table includes an index of fixed-income securities and information about the 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index to show how the Portfolio's performance compares with indices of securities similar to those in which the Portfolio invests.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:




EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2013      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2004      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser

Vadim Zlotnikov             Since 2013      Senior Vice President of the Adviser


ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 45 in this Prospectus.

ALLIANCEBERNSTEIN VPS DYNAMIC ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to maximize total return consistent with the Adviser's determination of reasonable risk.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


--------------------------------------------------------------------------------------
Management Fees                                                                   .70%
Distribution (12b-1) Fees                                                         .25%
Other Expenses                                                                    .19%
Acquired Fund Fees and Expenses                                                   .02%
                                                                                ------
Total Portfolio Operating Expenses Before Fee Waiver and Expense Reimbursement   1.16%
                                                                                ------
Fee Waiver and Expense Reimbursement(a)                                         (.04)%
                                                                                ------
Total Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement    1.12%
                                                                                ======
--------------------------------------------------------------------------------------



(a)The fee waiver and expense reimbursements will remain in effect until May 1, 2015 and will continue thereafter from year to year unless the Adviser provides notice of termination 60 days prior to that date.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver is in effect only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------------------------------------------------------------------
After 1 Year                                                                $  114
After 3 Years                                                               $  365
After 5 Years                                                               $  634
After 10 Years                                                              $1,405
----------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 52% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Portfolio invests in a globally diversified portfolio of equity and debt securities, including exchange-traded funds, or ETFs, and other financial instruments, and expects to enter into derivatives transactions, such as options, futures, forwards, or swaps to achieve market exposure. The Portfolio's neutral weighting, from which it will make its tactical asset allocations, is 60% equity exposure and 40% debt exposure. Within these broad components, the Portfolio may invest in any type of security, including common and preferred stocks, warrants and convertible securities, government and corporate fixed-income securities, commodities, currencies, real estate-related securities and inflation-indexed securities. The Portfolio may invest in U.S., non-U.S. and emerging market issuers. The Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies. The Portfolio expects its investments in fixed-income securities to have a broad range of maturities and quality levels. The Portfolio is expected to be highly diversified across industries, sectors and countries, and will choose its positions from several market indices worldwide in a manner that is intended to track the performance (before fees and expenses) of those indices.

The Adviser will continuously monitor the risks presented by the Portfolio's asset allocation and may make frequent adjustments to the Portfolio's exposures to different asset classes. Using its proprietary Dynamic Asset Allocation techniques, the Adviser will adjust the Portfolio's exposure to the equity and debt markets, and to segments within those markets, in response to the Adviser's assessment of the relative risks and returns of those segments. For example, when the Adviser determines that equity market volatility is particularly low and that, therefore, the equity markets present reasonable return opportunities, the Adviser may increase the Portfolio's equity exposure to as much as 80%. Conversely, when the Adviser determines that the risks in the equity markets are disproportionately greater than the potential returns offered, the Adviser may reduce the Portfolio's equity exposure significantly below the target percentage or may even decide to eliminate equity exposure altogether by increasing the Portfolio's fixed-income exposure to 100%. This investment strategy is intended to reduce the Portfolio's overall investment risk, but may at times result in the Portfolio underperforming the markets.

The Portfolio expects to utilize derivatives and to invest in ETFs to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and the Portfolio's market exposures may at times be achieved almost entirely through the use of derivatives or through the investments in ETFs. Derivatives transactions and ETFs may also be a quicker and more efficient way to alter the Portfolio's exposure than buying and selling direct investments. As a result, the Adviser expects to use derivatives as one of the primary tools for adjusting the Portfolio's exposure levels from its neutral weighting. The Adviser also expects to use direct investments and ETFs to adjust the Portfolio's exposure levels. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives and ETFs in making its assessment of the Portfolio's risks.

Currency exchange rate fluctuations can have a dramatic impact on returns, significantly adding to returns in some years and greatly diminishing them in others. To the extent that the Portfolio invests in non-U.S. Dollar-denominated investments, the Adviser will integrate the risks of foreign currency exposures into its investment and asset allocation decision making. The Adviser may seek to hedge all or a portion of the currency exposure resulting from the Portfolio's investments. The Adviser may also seek investment opportunities through currencies and currency-related derivatives.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Portfolio's investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. ALLOCATION RISK: The allocation of investments among different global asset classes may have a significant effect on the Portfolio's net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivatives positions will be periodically adjusted to reflect the Adviser's view of market and economic conditions, there will be transaction costs that may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

.. FOREIGN (NON-U.S.) RISK: The Portfolio's investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. ETF RISK: ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF's expenses and runs the risk that the ETF may not achieve its investment objective.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: When the Portfolio borrows money or otherwise leverages its portfolio, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

.. LIQUIDITY RISK: Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivatives transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. REAL ESTATE RISK: The Portfolio's investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

.. COMMODITY RISK: Investing in commodities and commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed over the life of the Portfolio; and

.. how the Portfolio's average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

  04      05      06      07      08      09      10      11       12       13
------  ------  ------  ------  ------  ------  ------  ------   ------   ------
  n/a     n/a    n/a     n/a     n/a      n/a     n/a     n/a     7.90%   12.04%



During the period shown in the bar chart, the Portfolio's:


BEST QUARTER WAS UP 5.75%, 1ST QUARTER, 2012; AND WORST QUARTER WAS DOWN -3.01%, 2ND QUARTER, 2012.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2013)


                                                                  SINCE
                                                         1 YEAR INCEPTION*
--------------------------------------------------------------------------
Portfolio                                                12.04%    6.12%
--------------------------------------------------------------------------
MSCI World Index
(reflects no deduction for fees, expenses or taxes)      26.68%   10.49%
--------------------------------------------------------------------------
Barclays U.S. Treasury Index**
(reflects no deduction for fees, expenses, or taxes)     -2.75%    3.22%
--------------------------------------------------------------------------
60% MSCI World Index/40% Barclays U.S. Treasury Index**
(reflects no deduction for fees, expenses, or taxes)     14.13%    7.86%
--------------------------------------------------------------------------



* Since inception return is from April 1, 2011.

**The performance table includes an index of fixed-income securities and information about the 60% MSCI World Index/40% Barclays U.S. Treasury Index to show how the Port-folio's performance compares with indices of securities similar to those in which the Portfolio invests.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Daniel J. Loewy     Since 2011      Senior Vice President of the Adviser

Vadim Zlotnikov     Since 2013      Senior Vice President of the Adviser


ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 45 in this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF PORTFOLIO SHARES


The Portfolios offer their shares through the separate accounts of participating life insurance companies ("Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.


     .   TAX INFORMATION

Each Portfolio may pay income dividends or make capital gains distributions. The income and capital gains distributions are expected to be made in shares of each Portfolio. See the prospectus of the separate account of the participating insurance company for federal income tax information.

     .   PAYMENTS TO INSURERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Portfolio through an Insurer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Insurer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Portfolios' investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional descriptions of each Portfolio's strategies, investments, and risks can be found in the Portfolios' Statement of Additional Information ("SAI").

DERIVATIVES
Each Portfolio may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.


There are four principal types of derivatives--options, futures, forwards and swaps--each of which is described below. Derivatives include listed and cleared transactions, where a Portfolio's derivative trade counterparty is an exchange or clearinghouse and non-cleared bilateral "over-the-counter" transactions, where the Portfolio's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated.


A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio's investment (in some cases, the potential loss is unlimited).

The Portfolios' investments in derivatives may include, but are not limited to, the following:

.. FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract. The Portfolios' investments in forward contracts may include the following:

 - Forward Currency Exchange Contracts. A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". A Portfolio, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

.. OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios' investments in options include the following:

 - Options on Foreign Currencies. A Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. A Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

 - Options on Securities. A Portfolio may purchase or write a put or call option on securities. A Portfolio may write covered options, which means writing an option for securities the Portfolio owns, and uncovered options.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


 - Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Portfolio that invests in equity securities may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines, in the case of the call option, or increases, in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.

.. SWAP TRANSACTIONS. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party. The Portfolios' investments in swap transactions include the following:


 - Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

   An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   Interest rate swap, swaption, cap and floor transactions may, for example, be used to preserve a return or spread on a particular investment or a portion of a Portfolio's portfolio or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities.

 - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which will be either (i) the "par value" (face amount) of the reference obligation, in which case the Portfolio will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Portfolio, coupled with the value of any reference obligation received, may be less than the amount it pays to the buyer, resulting in a loss to the Portfolio. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.


 - Currency Swaps. A Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies-- Currency Transactions". Currency swaps involve the exchange by a Portfolio with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Portfolio expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.


..  OTHER DERIVATIVES AND STRATEGIES

 - Currency Transactions. A Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Adviser may actively manage the Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

 - Synthetic Foreign Equity Securities. The Portfolios may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by a Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

   Other types of synthetic foreign equity securities in which a Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

   A Portfolio will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.

 - Eurodollar Instruments. Eurodollar instruments are essentially
   U.S. Dollar-denominated futures contracts or options that are linked to the London Interbank Offered Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

CONVERTIBLE SECURITIES
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's Investors Service, Inc. or BBB- or lower by Standard & Poor's Ratings Services or Fitch Ratings and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES
A Portfolio may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

A Portfolio may invest in TBA-mortgage-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools

(including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is a risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES

Under current Securities and Exchange Commission (the "Commission") guidelines, each Portfolio limits its investments in illiquid securities to 15% of its net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


INDEXED COMMERCIAL PAPER
Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. A Portfolio will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Portfolio will purchase such commercial paper for hedging purposes only, not for speculation.


INFLATION-INDEXED SECURITIES
Inflation-indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

The value of inflation-indexed securities tends to react to changes in real interest rates. In general, the price of these securities can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of these securities can fluctuate based on fluctuations in expectations of inflation. Interest payments on these securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.


INVESTMENT IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES
A Portfolio may invest in shares of ETFs, subject to the restrictions and limitations of the Investment Company Act of 1940 (the "1940 Act"), or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Portfolio will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

A Portfolio may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Portfolio acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

LOANS OF PORTFOLIO SECURITIES
For the purposes of achieving income, a Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under a Portfolio's securities lending program, all securities loans will be secured continually by cash collateral. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans justifies the attendant risk. The Portfolio will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases this rebate may be a

"negative rebate", or fee paid by the borrower to the Portfolio in connection with the loan) and payments for fees of the securities lending agent and for certain other administrative expenses.

A Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.

A Portfolio will invest cash collateral in a money market fund approved by the Portfolio's Board of Directors (the "Board") and expected to be managed by the Adviser, such as AllianceBernstein Exchange Reserves. Any such investment will be at the Portfolio's risk. A Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

LOAN PARTICIPATIONS
A Portfolio may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between a Portfolio and a borrower may affect the ability of the Portfolio to receive principal and interest payments.

The success of a Portfolio may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

MORTGAGE-BACKED SECURITIES, OTHER ASSET-BACKED SECURITIES AND STRUCTURED SECURITIES
Mortgage-backed securities may be issued by the U.S. Government or one of its sponsored entities or may be issued by private organizations. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Portfolio that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-backed securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities, and other types of mortgage-backed securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. The ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-backed securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche", is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrued on all classes of CMOs or REMICs on a monthly basis. The ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO will not invest in the lowest rated tranche of CMOs and REMICs.

Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, or the Code, and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although the ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO does not intend to invest in residual interests.

Other Asset-Backed Securities. A Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations.


Structured Securities. A Portfolio may invest in securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. These investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high-yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. Because these types of structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

PREFERRED STOCK
A Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion may begin, a certain number of common shares per preferred share, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer's common stock as well as the dividends payable on the preferred stock.

REAL ESTATE INVESTMENT TRUSTS (REITS)
REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments and principal. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
A Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS
A Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leverage risk for a Portfolio. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
A Portfolio may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited because there is a theoretically unlimited potential for the price of a security sold short to increase.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Portfolio and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

STRUCTURED PRODUCTS

A Portfolio may invest in certain hybrid derivatives-type investments that combine features of a traditional stock or bond with those of, for example, a futures contract or an option. These investments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities, commodities or other derivatives, but may potentially be more volatile, less liquid and carry greater market risk than investments in traditional securities. The purchase of a structured product also exposes a Portfolio to the credit risk of the structured product.

Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or indices thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

A Portfolio may also invest in certain hybrid derivatives-type investments that combine features of a traditional bond with those of certain derivatives such as a credit default swap, an interest rate swap or other securities. These investments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, a Portfolio may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivative instruments or other securities. A

Portfolio's investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A Securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.


VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS
Variable and floating-rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may also invest in inverse floating-rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed-rate securities.

ZERO-COUPON AND PRINCIPAL-ONLY SECURITIES
Zero-coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

ADDITIONAL RISK AND OTHER CONSIDERATIONS
Investments in the Portfolios involve the special risk considerations described below.

BORROWINGS AND LEVERAGE

Certain of the Portfolios may use borrowings for investment purposes subject to applicable statutory or regulatory requirements. Borrowings by a Portfolio result in leveraging of the Portfolio's shares. The Portfolios may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that a Portfolio uses cash made available during the term of these transactions to make investments in other fixed-income securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the NAV of a Portfolio's shares and the relatively greater effect on the NAV of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher net return than if the Portfolio were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV per share. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV. A Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.


FOREIGN (NON-U.S.) SECURITIES
Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Portfolio that invests in securities of foreign issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Portfolio's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of foreign issuers than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolios than that provided by U.S. laws.


Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as emerging markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.


 Argentina                 Hungary                   Peru
 Belarus                   India                     Philippines
 Belize                    Indonesia                 Poland
 Brazil                    Iraq                      Russia
 Bulgaria                  Ivory Coast               Senegal
 Chile                     Jamaica                   Serbia
 China                     Jordan                    South Africa
 Colombia                  Kazakhstan                South Korea
 Croatia                   Lebanon                   Sri Lanka
 Dominican Republic        Lithuania                 Taiwan
 Ecuador                   Malaysia                  Thailand
 Egypt                     Mexico                    Turkey
 El Salvador               Mongolia                  Ukraine
 Gabon                     Nigeria                   Uruguay
 Georgia                   Pakistan                  Venezuela
 Ghana                     Panama                    Vietnam

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
A Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks or by currency controls or political developments. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks. A Portfolio may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivatives transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio's NAV to fluctuate.

INVESTMENT IN BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES
Investments in securities rated below investment grade (commonly referred to as "junk bonds") may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

INVESTMENT IN SMALLER, LESS-SEASONED COMPANIES
Investment in smaller, less-seasoned companies involves greater risks than are customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operation may fluctuate widely and may also contribute to stock price volatility.

REAL ESTATE INVESTMENTS
Although the Portfolios do not invest directly in real estate, they invest in securities of real estate companies, including, in particular, ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO. Therefore, an investment in a Portfolio that makes such investments is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying such investments are concentrated geographically, by property type or in certain other respects, a Portfolio may be subject to certain of the foregoing risks to a greater extent. These risks may be greater for investments in non-U.S. real estate companies.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small-capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

UNRATED SECURITIES
A Portfolio may invest in unrated fixed-income securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities that are consistent with the Portfolio's objective and policies.

FUTURE DEVELOPMENTS
A Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
The ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES (VPS) FUND'S (the "Fund") Board may change a Portfolio's investment objective without shareholder approval. A Portfolio will provide shareholders with 60 days' prior written notice of any change to the Portfolio's investment objective. Portfolios that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as the ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO, ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO, ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH PORTFOLIO, ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO, and ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO, will not change such policy without 60 days' prior written notice to shareholders. Unless otherwise noted, all other investment policies of a Portfolio may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, each Portfolio may invest in certain types of short-term, liquid, investment grade or high-quality (depending on the Portfolio) debt securities. While a Portfolio is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS
The Portfolios' SAI includes a description of the policies and procedures that apply to disclosure of each Portfolio's portfolio holdings.

INVESTING IN THE PORTFOLIOS
--------------------------------------------------------------------------------

HOW TO BUY AND SELL SHARES
The Portfolios offer their shares through the separate accounts of the Insurers. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares. AllianceBernstein Investments, Inc. ("ABI") may, from time to time, receive payments from Insurers in connection with the sale of the Portfolios' shares through the Insurers' separate accounts.


The NAV of the ALLIANCEBERNSTEIN VPS DYNAMIC ASSET ALLOCATION PORTFOLIO is disclosed daily on the Fund's website or through the investor's online account information at AllianceBernstein.com and/or by calling (800) 221-5672.


The purchase or sale of a Portfolio's shares is priced at the next-determined NAV after the order is received in proper form.


The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurers' customers, or Contractholders, who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Policy Regarding Short-Term Trading".


ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

DISTRIBUTION ARRANGEMENTS
The Portfolios have adopted a plan under Commission Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of their shares. The amount of this fee for the Class B shares of the Portfolios is .25% of the aggregate average daily net assets. Because these fees are paid out of the Portfolios' assets on an ongoing basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries, such as the Insurers, market and sell shares of the Portfolios and typically receive compensation for selling shares of the Portfolios. This compensation is paid from various sources.

  Insurers or your financial intermediary receive compensation from ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - Rule 12b-1 fees;
  - defrayal of costs for educational seminars and training;
  - additional distribution support; and
  - payments related to providing Contractholder recordkeeping and/or administrative services.

In the case of Class B shares, up to 100% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to the financial intermediary that sells Class B shares.

ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform recordkeeping and administrative services in connection with the Portfolios. Such payments will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the Insurer.

OTHER PAYMENTS FOR EDUCATIONAL SUPPORT AND DISTRIBUTION ASSISTANCE
In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers that sell shares of the Portfolios. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolios for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.


For 2014, ABI's additional payments to these firms for educational support and distribution assistance related to the Portfolios are expected to be approximately $600,000. In 2013, ABI paid additional payments of approximately $600,000 for the Portfolios.


  IF ONE MUTUAL FUND SPONSOR THAT OFFERS SHARES TO SEPARATE ACCOUNTS OF AN INSURER MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, THE INSURER MAY HAVE AN INCENTIVE TO RECOMMEND OR OFFER THE SHARES OF FUNDS OF ONE FUND SPONSOR OVER ANOTHER.

  PLEASE SPEAK WITH YOUR FINANCIAL INTERMEDIARY TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL INTERMEDIARY BY THE ADVISER, ABI AND BY OTHER MUTUAL FUND SPONSORS THAT OFFER SHARES TO INSURERS THAT MAY BE RECOMMENDED TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL INTERMEDIARY AT THE TIME OF PURCHASE.

As of the date of this Prospectus, ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:


  Great West Life & Annuity Company
  ING
  Lincoln Financial
  MetLife Investors Group, Inc.
  Nationwide
  New York Life
  Ohio National Financial Services
  Principal Financial Group
  Riversource Distributors
  Sun America
  Transamerica Life Insurance
  UBS Financial Services

Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
The Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Contractholders. These policies are described below. There is no guarantee that a Portfolio will be able to detect excessive or short-term trading or to identify Contractholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Contractholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. Each Portfolio reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading and increased brokerage costs.


Investments in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Portfolio ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of securities of foreign issuers established some time before a Portfolio calculates its own share price (referred to as "time zone arbitrage"). Each of the Portfolios has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, each of the Portfolios expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a Contractholder's ability to engage in time zone arbitrage to the detriment of other Contractholders.


Contractholders engaging in a short-term trading strategy may also target a Portfolio irrespective of its investments in securities of foreign issuers. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Portfolios may be adversely affected by price arbitrage.


POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolios to the extent they are detected by the procedures described below subject to the Fund's ability to monitor purchase, sale and exchange activity. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or AllianceBernstein Investor Services, Inc. ("ABIS") Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


..  TRANSACTION SURVEILLANCE PROCEDURES. The Portfolios, through their agents,
   ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing each individual Insurer's omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer's omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. As a result, unless the Contractholder redeems his or her shares, the Contractholder effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and should avoid frequent trading in Portfolio shares.
   An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. The Portfolios apply their surveillance procedures to Insurers. As required by Commission rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, Insurers will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares.

HOW THE PORTFOLIOS VALUE THEIR SHARES

Each Portfolio's NAV is calculated on any day the New York Stock Exchange (the "Exchange") is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.


The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolios may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Portfolios ordinarily value their securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.


Subject to its oversight, the Board has delegated responsibility for valuing a Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value a Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above. More information about the valuation of the Portfolios' assets is available in the Portfolios' SAI.

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Portfolio's adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of December 31, 2013, totaling more than $450 billion (of which over $89 billion represented assets of registered investment companies sponsored by the Adviser). As of December 31, 2013, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 16 of the nation's FORTUNE 100 companies), for public employee retirement funds in 26 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, there are 33 registered investment companies managed by the Adviser, comprising 119 separate investment portfolios, with approximately 2.7 million retail accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2013, each of the Portfolios paid the Adviser as a percentage of average daily net assets:



                                                           FEE AS A PERCENTAGE OF
PORTFOLIO                                                 AVERAGE DAILY NET ASSETS
----------------------------------------------------------------------------------
AllianceBernstein VPS Intermediate Bond Portfolio                   .45%
AllianceBernstein VPS Large Cap Growth Portfolio                    .75%
AllianceBernstein VPS Growth and Income Portfolio                   .55%
AllianceBernstein VPS Growth Portfolio                              .75%
AllianceBernstein VPS International Growth Portfolio                .75%
AllianceBernstein VPS Global Thematic Growth Portfolio              .75%
AllianceBernstein VPS Small Cap Growth Portfolio                    .75%
AllianceBernstein VPS Real Estate Investment Portfolio              .55%
AllianceBernstein VPS International Value Portfolio                 .75%
AllianceBernstein VPS Small/Mid Cap Value Portfolio                 .75%
AllianceBernstein VPS Value Portfolio                               .55%
AllianceBernstein VPS Balanced Wealth Strategy
 Portfolio                                                          .55%
AllianceBernstein VPS Dynamic Asset Allocation Portfolio            .66%*


*Net of fee waiver and/or reimbursement.


A discussion regarding the basis for the Board's approval of each Portfolio's investment advisory agreement is available in the Portfolio's annual report to shareholders for the fiscal year ended December 31, 2013 (in the case of ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO, ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO and ALLIANCEBERNSTEIN VPS DYNAMIC ASSET ALLOCATION PORTFOLIO) or in each Portfolio's semi-annual report to shareholders for the fiscal period ended June 30, 2013 (in the case of each other Portfolio).


The Adviser may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from a Portfolio. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including a Portfolio. When two or more of the clients of the Adviser (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS

The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO are made by the Adviser's Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's internal research staff. While the members of the team work jointly to determine the investment strategy, including security selection, for the Portfolio, Mr. Frank
V. Caruso, CFA, who is Chief Investment Officer of the Adviser's Relative Value Investment Team, is primarily responsible for the day-to-day management of the Portfolio's portfolio (since 2001). Mr. Caruso is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2009.

The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO are made by the Adviser's U.S. Core Fixed Income Investment Team. The U.S. Core Fixed Income Investment Team relies heavily on the fundamental analysis and research of the Adviser's internal research staff.


The following table lists the persons within the U.S. Core Fixed Income Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:


                                                  PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                              THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------------
Paul J. DeNoon; since 2009; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated in a
                                            substantially similar capacity to his
                                            current position as a portfolio manager
                                            since prior to 2009.

Shawn E. Keegan; since 2007; Vice           Vice President of the Adviser, with
President of the Adviser                    which he has been associated in a
                                            substantially similar capacity to his
                                            current position as a portfolio manager
                                            since prior to 2009.

Alison M. Martier; since 2005; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                    with which she has been associated in
                                            a substantially similar capacity to her
                                            current position as a portfolio manager
                                            since prior to 2009, and Director of
                                            Fixed-Income Senior Portfolio
                                            Management Team.


                                                   PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                               THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------------
Douglas J. Peebles; since 2007; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated in a
                                             substantially similar capacity to his
                                             current position as a portfolio manager
                                             since prior to 2009, Chief Investment
                                             Officer and Head of Fixed-Income.

Greg J. Wilensky; since 2005; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated in a
                                             substantially similar capacity to his
                                             current position as a portfolio manager
                                             since prior to 2009.



The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO are made by the Adviser's Global Growth and Thematic Investment Team.

The following table lists the persons within the Global Growth and Thematic Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:



                                                   PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                                THE PAST FIVE (5) YEARS
---------------------------------------------------------------------------------------
Daniel C. Roarty; since 2013; Senior Vice   Senior Vice President of the Adviser, with
President of the Adviser                    which he has been associated since May
                                            2011, and Team Leader of the Global
                                            Growth and Thematic Team since 2013.
                                            Prior thereto, he was named sector head
                                            for the technology sector on the Global/
                                            International Research Growth team as of
                                            July 1, 2011, and team leader for that
                                            team in early 2012. Prior thereto, he was
                                            in research and portfolio management at
                                            Nuveen Investments since prior to 2009.

Tassos M. Stassopoulos; since 2013; Senior  Senior Vice President of the Adviser,
Vice President of the Adviser               with which he has been associated in a
                                            substantially similar capacity as a
                                            portfolio manager since prior to 2009.
                                            He has served as a sector head for the
                                            consumer sector on the International
                                            Research Growth and Global Research
                                            Growth teams.



The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO are made by the Adviser's Global Growth and Thematic Investment Team.

The following table lists the persons within the Global Growth and Thematic Investment Team with the responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio and each person's principal occupation during the past five years:



                                            PRINCIPAL OCCUPATION(S) DURING
EMPLOYEE; YEAR; TITLE                          THE PAST FIVE (5) YEARS
---------------------------------------------------------------------------
Daniel C. Roarty; since 2012; Senior Vice            See above.
President of the Adviser

Tassos M. Stassopoulos; since 2011; Senior           See above.
Vice President of the Adviser



The day-to-day management of, and investment decisions for, each of the other Portfolios' portfolios are made by certain Senior Investment Management Teams or Investment Teams. Each Senior Investment Management Team or Investment Team relies heavily on the fundamental analysis and research of the Adviser's internal research staff. No one person is principally responsible for making recommendations for each Portfolio's portfolio.

The following table lists the Senior Investment Management Teams or Investment Teams, as applicable, the persons within each Senior Investment Management Team or Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:



                                                            PRINCIPAL
        PORTFOLIO                                     OCCUPATION DURING THE
  AND RESPONSIBLE GROUP     EMPLOYEE; YEAR; TITLE      PAST FIVE (5) YEARS
 -----------------------------------------------------------------------------
 AllianceBernstein VPS     Bruce K. Aronow; since    Senior Vice President of
 Growth Portfolio          2013; Senior Vice         the Adviser, with which
 Growth Investment Team    President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity as a
                                                     portfolio manager since
                                                     prior to 2009, and U.S.
                                                     Small/SMID Cap Growth
                                                     Team Leader.

                           Frank V. Caruso; since    Senior Vice President of
                           2008; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity as a
                                                     portfolio manager since
                                                     prior to 2009, and U.S.
                                                     Growth Equities Team
                                                     Leader.

                                                            PRINCIPAL
        PORTFOLIO                                     OCCUPATION DURING THE
  AND RESPONSIBLE GROUP     EMPLOYEE; YEAR; TITLE      PAST FIVE (5) YEARS
 -----------------------------------------------------------------------------
                           John H. Fogarty; since    Senior Vice President of
                           2013; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity as a
                                                     portfolio manager since
                                                     prior to 2009.

 AllianceBernstein VPS     Bruce K. Aronow; since    See above.
 Small Cap Growth          2000; Senior Vice
 Portfolio                 President of the Adviser
 Small Cap Growth
 Investment Team

                           N. Kumar Kirpalani;       Senior Vice President of
                           since 2005; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position as a
                                                     portfolio manager since
                                                     prior to 2009.

                           Samantha S. Lau; since    Senior Vice President of
                           2005; Senior Vice         the Adviser, with which
                           President of the Adviser  she has been associated
                                                     in a substantially
                                                     similar capacity to her
                                                     current position as a
                                                     portfolio manager since
                                                     prior to 2009.

                           Wen-Tse Tseng; since      Senior Vice President of
                           2006; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position as a
                                                     portfolio manager since
                                                     prior to 2009.

 AllianceBernstein VPS     Neil Abraham; since       Senior Vice President of
 Real Estate Investment    February 2014; Senior     the Adviser, with which
 Portfolio                 Vice President of the     he has been associated
 REIT Senior Investment    Adviser                   since prior to 2009.
 Management Team

                           Eric J. Franco; since     Senior Vice President of
                           2012; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity as a
                                                     portfolio manager since
                                                     prior to 2009.

 AllianceBernstein VPS     Takeo Aso; since 2012;    Senior Vice President of
 International Value       Senior Vice President of  the Adviser, with which
 Portfolio                 the Adviser               he has been associated
 International Value                                 since prior to 2009.
 Senior Investment
 Management Team

                           Sharon E. Fay; since      Senior Vice President of
                           2005; Senior Vice         the Adviser, with which
                           President of the Adviser  she has been associated
                                                     since prior to 2009. She
                                                     is also Head of
                                                     AllianceBernstein
                                                     Equities since 2010 and
                                                     Chief Investment Officer
                                                     of Global Value Equities
                                                     since prior to 2009.

                           Avi Lavi; since 2012;     Senior Vice President of
                           Senior Vice President of  the Adviser, with which
                           the Adviser               he has been associated
                                                     since prior to
                                                     2009. Global Director of
                                                     Value Research since
                                                     2012.

                           Kevin F. Simms; since     Senior Vice President of
                           2001; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2009. He
                                                     is also Chief Investment
                                                     Officer of International
                                                     Value Equities since
                                                     2012 and was Co-Chief
                                                     Investment Officer of
                                                     the same service since
                                                     prior to 2009.

 AllianceBernstein VPS     James W. MacGregor;       Senior Vice President of
 Small/Mid Cap Value       since 2005; Senior Vice   the Adviser, with which
 Portfolio                 President of the Adviser  he has been associated
 Small/Mid Cap Value                                 since prior to 2009. He
 Senior Investment                                   is also Chief Investment
 Management Team                                     Officer--Small- and
                                                     Mid-Cap Value Equities.

                           Joseph G. Paul; since     Senior Vice President of
                           2002; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2009. He
                                                     is also Chief Investment
                                                     Officer--North American
                                                     Value Equities. Until
                                                     2009, he was Chief
                                                     Investment
                                                     Officer--Small- and
                                                     Mid-Cap Value Equities,
                                                     Co-Chief Investment
                                                     Officer of Real Estate
                                                     Investments, and Chief
                                                     Investment Officer of
                                                     Advanced Value since
                                                     prior to 2009.

                           Andrew J. Weiner; since   Senior Vice President of
                           2005; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2009. He
                                                     is also Director of
                                                     Research--U.S. Small-
                                                     and Mid-Cap Value
                                                     Equities.

 AllianceBernstein VPS     Christopher W. Marx;      Senior Vice President of
 Value Portfolio           since 2005; Senior Vice   the Adviser, with which
 U.S. Value Senior         President of the Adviser  he has been associated
 Investment Management                               since prior to 2009.
 Team

                           Joseph G. Paul; since     See above.
                           2009; Senior Vice
                           President of the Adviser

                           Gregory L. Powell; since  Senior Vice President of
                           2011; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2009. He
                                                     is also Director of
                                                     Research--U.S. Large Cap
                                                     Value Equities since
                                                     2010. Until 2010, he was
                                                     director of research of
                                                     Equity Hedge Fund
                                                     Strategies since prior
                                                     to 2009.

                                                            PRINCIPAL
        PORTFOLIO                                     OCCUPATION DURING THE
  AND RESPONSIBLE GROUP     EMPLOYEE; YEAR; TITLE      PAST FIVE (5) YEARS
 -----------------------------------------------------------------------------
 AllianceBernstein VPS     Frank V. Caruso; since    See above.
 Large Cap Growth          2012; Senior Vice
 Portfolio                 President of the Adviser
 U.S. Large Cap Growth
 Investment Team

                           Vincent C. DuPont; since  Senior Vice President of
                           2012; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity as a
                                                     portfolio manager since
                                                     prior to 2009.

                           John H. Fogarty; since    See above.
                           2012; Senior Vice
                           President of the Adviser

 AllianceBernstein VPS     Daniel J. Loewy; since    Senior Vice President
 Balanced Wealth Strategy  2013; Senior Vice         and Chief Investment
 Portfolio                 President of the Adviser  Officer -- Multi-Asset
 Multi-Asset Solutions                               Solutions of the
 Team                                                Adviser, with which he
                                                     has been associated
                                                     since prior to 2009.

                           Christopher H. Nikolich;  Senior Vice President of
                           since 2004; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2009, and
                                                     Head of Research and
                                                     Investment
                                                     Design--Defined
                                                     Contribution.

                           Patrick J. Rudden; since  Senior Vice President of
                           2009; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2009.

                           Vadim Zlotnikov; since    Senior Vice President
                           2013; Senior Vice         and Chief Market
                           President of the Adviser  Strategist of the
                                                     Adviser since 2010.
                                                     Previously, he was Chief
                                                     Investment Officer of
                                                     Growth Equities since
                                                     2008. Prior thereto, he
                                                     was the Chief Investment
                                                     Strategist for Sanford
                                                     C. Bernstein's
                                                     institutional research
                                                     unit since prior to 2009.

 AllianceBernstein VPS     Daniel J. Loewy; since    See above.
 Dynamic Asset Allocation  2011; Senior Vice
 Portfolio                 President of the Adviser
 Dynamic Asset Allocation
 Team

                           Vadim Zlotnikov; since    See above.
                           2013; Senior Vice
                           President of the Adviser


The Portfolios' SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Portfolios.

PERFORMANCE OF EQUITY AND FIXED-INCOME INVESTMENT TEAMS
Certain of the investment teams employed by the Adviser in managing the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Equity and Fixed-Income Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO they manage. The Equity and Fixed-Income Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO, as a registered investment company, is subject and which, if applicable to the Equity and Fixed-Income Historical Accounts, may have adversely affected the performance of the Equity and Fixed-Income Historical Accounts.


Set forth below is performance data provided by the Adviser relating to the Equity and Fixed-Income Historical Accounts managed by investment teams that manage the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO'S assets. Performance data is shown for the period during which the relevant investment team of the Adviser managed the Equity and Fixed-Income Historical Accounts through December 31, 2013. The aggregate assets for the Equity and Fixed-Income Historical Accounts managed by each investment team as of December 31, 2013 are also shown. Each of an investment team's Equity and Fixed-Income Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.


The performance data is net of all fees (including brokerage commissions) charged to the Equity and Fixed-Income Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO, which may be higher than the fees imposed on the Equity and Fixed-Income Historical Accounts, and will reduce the returns of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO. The data has not been adjusted to reflect the fees imposed by insurance company separate accounts in connection with variable products that invest in the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Equity and Fixed-Income Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for US Large Cap Value, International Large Cap Value and International Large Cap Growth accounts has been determined on an equal-weighted basis for periods prior to January 1, 2003 and on an asset-weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Equity and Fixed-Income Historical Accounts may produce different results, and the results for different periods may vary.


To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Equity and Fixed-Income Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO managed by that investment team relative to the index would be reduced by the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO'S expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO'S Contractholders of income taxes.

The following performance data is provided solely to illustrate each investment team's performance in managing the Equity and Fixed-Income Historical Accounts as measured against certain broad-based market indices.

These indices are described in the "Glossary" below except for the FTSE EPRA/NAREIT Developed Global Real Estate Index ("FTSE EPRA/NAREIT Developed Index"). FTSE EPRA/NAREIT Developed Index is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks worldwide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

The performance of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO will be affected both by the performance of each investment team managing a portion of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO'S assets and by the Adviser's allocation of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO'S portfolio among its various investment teams. If some or all of the investment teams employed by the Adviser in managing the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO were to perform relatively poorly, and/or if the Adviser were to allocate more of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO'S portfolio to relatively poorly performing investment teams, the performance of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO would suffer. Investors should not rely on the performance data of the Equity and Fixed-Income Historical Accounts as an indication of future performance of all or any portion of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO'S performance. The use of methodology different from that used to calculate performance could result in different performance data.




EQUITY AND FIXED-INCOME HISTORICAL ACCOUNTS
--------------------------------------------------------------------------------

NET OF FEES PERFORMANCE
For periods ended December 31, 2013, with their Aggregate Assets as of December 31, 2013



INVESTMENT TEAMS AND                   ASSETS                                       SINCE   INCEPTION
BENCHMARKS                          (IN MILLIONS) 1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION   DATES
-----------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------
US Large Cap Growth                   $4,648.07   37.57%  15.92%  18.55%  7.29%    13.07%*  12/31/77
Russell 1000 Growth Index                         33.48%  16.45%  20.39%  7.83%       N/A
-----------------------------------------------------------------------------------------------------
US Large Cap Value                    $2,556.59   36.62%  15.16%  15.83%  5.84%     6.17%    3/31/99
Russell 1000 Value Index                          32.53%  16.06%  16.67%  7.58%     6.23%
-----------------------------------------------------------------------------------------------------
International Large Cap Growth        $  142.84   14.97%   1.43%   7.53%  3.00%     4.91%   12/31/90
MSCI EAFE Index                                   22.78%   8.17%  12.44%  6.91%     6.15%
-----------------------------------------------------------------------------------------------------
International Large Cap Value         $  401.59   25.13%   3.62%   9.65%  4.46%     6.23%    3/31/01
MSCI EAFE Index                                   22.78%   8.17%  12.44%  6.91%     5.87%
-----------------------------------------------------------------------------------------------------
Global Real Estate                    $1,203.63    6.11%   8.58%  15.74%  9.19%    10.16%    9/30/03
FTSE EPRA/NAREIT Developed Index                   4.39%   8.15%  16.06%  8.78%     9.75%
-----------------------------------------------------------------------------------------------------
FIXED INCOME
-----------------------------------------------------------------------------------------------------
Intermediate Duration Bonds           $  253.85   -2.18%   3.33%   6.35%  4.60%     6.52%   12/31/86
Barclays U.S. Aggregate Bond Index                -2.02%   3.26%   4.44%  4.55%     6.71%
-----------------------------------------------------------------------------------------------------



*The inception date for the Russell 1000 Growth Index was December 31, 1978;
 the total returns for the US Large Cap Growth Strategy and that benchmark for that date through 12/31/13 were 13.06% and 11.15%, respectively.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Portfolios declare dividends on their shares at least annually. The income and capital gains distributions are expected to be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain requirements are met, a Portfolio may "pass-through" to its Contractholders credits or deductions to foreign income taxes paid. Non-U.S. investors may not be able to credit or deduct such foreign taxes.

GLOSSARY
--------------------------------------------------------------------------------

BONDS are interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.


FIXED-INCOME SECURITIES are investments, such as bonds or other debt securities or preferred stocks, that pay a fixed rate of return.

BARCLAYS U.S. AGGREGATE BOND INDEX provides a measure of the performance of the U.S. Dollar-denominated, investment grade bond market, which includes U.S. Government bonds, corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly for sale in the United States.


The BARCLAYS U.S. TREASURY INDEX represents the performance of U.S. Treasuries within the U.S. Government fixed-income market.

FTSE NAREIT EQUITY REIT INDEX is an index of publicly traded REITs that own commercial property.

MSCI AC WORLD INDEX is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

MSCI EAFE (EUROPE, AUSTRALASIA, FAR EAST) INDEX is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets excluding the United States and Canada.

MSCI WORLD INDEX is a free float-adjusted market capitalization weighted index that is designed to measure developed-market equity performance throughout the world.

RUSSELL 1000(R) GROWTH INDEX measures the performance of the large-capitalization growth segment of the U.S. equity universe. It includes those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) VALUE INDEX measures the performance of the large-capitalization value segment of the U.S. equity universe. It includes those Russell 1000(R) companies with lower price-to-book ratios and lower expected growth values.

RUSSELL 2000(R) GROWTH INDEX measures the performance of the small-capitalization growth segment of the U.S. equity universe. It includes those Russell 2000(R) companies with higher price-to-value ratios and higher forecasted growth values.


RUSSELL 2500(R) INDEX measures the performance of the small- to mid-capitalization segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500(R) Index is a subset of the Russell 3000(R) Index. It includes approximately 2,500 of the smallest securities based on a combination of their market capitalization and current index membership.


RUSSELL 2500(R) VALUE INDEX measures the performance of the small- to mid-capitalization value segment of the U.S. equity universe. It includes those Russell 2500(R) companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 3000(R) GROWTH INDEX measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000(R) companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 INDEX is a stock market index containing the stocks of 500 large-capitalization corporations. Widely regarded as the best single gauge of the U.S. equities market, the S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single share of a class of each Portfolio. The total returns in the table represent the rate that a Contractholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total returns in the table do not take into account separate account charges. If separate account charges were included, a Contractholder's return would have been lower. This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for all Portfolios, whose report, along with each Portfolio's financial statements, are included in each Portfolio's annual report to Contractholders, which is available upon request.

ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO

--------------------------------------------------------------------------------

                                                                                            CLASS B
                                                                                    YEAR ENDED DECEMBER 31,
                                                                          2013      2012      2011     2010      2009
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 12.17    $ 12.41   $ 12.26  $ 11.86   $ 10.40
                                                                       -------    -------   -------  -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .29        .30       .39      .44       .49
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (.58)       .35#      .37      .60      1.36
Contributions from Adviser                                                 -0-        .05#      -0-      -0-       -0-
                                                                       -------    -------   -------  -------   -------
Net increase (decrease) in net asset value from operations                (.29)       .70       .76     1.04      1.85
                                                                       -------    -------   -------  -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.41)      (.55)     (.56)    (.64)     (.39)
Distributions from net realized gain on investment transactions           (.36)      (.39)     (.05)     -0-       -0-
                                                                       -------    -------   -------  -------   -------
Total dividends and distributions                                         (.77)      (.94)     (.61)    (.64)     (.39)
                                                                       -------    -------   -------  -------   -------
Net asset value, end of period                                         $ 11.11    $ 12.17   $ 12.41  $ 12.26   $ 11.86
                                                                       =======    =======   =======  =======   =======
TOTAL RETURN
Total investment return based on net asset value(b)                      (2.34)%*    5.79%*    6.38%    8.93%*   18.20%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $22,450    $29,363   $33,973  $39,025   $41,341
Ratio to average net assets of:
 Expenses                                                                 1.02%       .96%      .90%     .93%+     .94%
 Net investment income                                                    2.49%      2.43%     3.17%    3.64%+    4.44%
Portfolio turnover rate**                                                  217%       116%      108%      94%      102%
------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 # Amount reclassified from realized gain (loss) on investment transactions.

 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2013, December 31, 2012, December 31, 2010 and December 31, 2009 by 0.02%, 0.05%, 0.04% and 0.01%,
   respectively.

  Includes the Adviser's reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio's performance by 0.38% for the year ended December 31, 2012.

 + The ratio includes expenses attributable to costs of proxy solicitation.

 **The Portfolio accounts for dollar roll transactions as purchases and sales.

ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                                              CLASS B
                                                                                      YEAR ENDED DECEMBER 31,
                                                                          2013       2012       2011       2010      2009
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  30.38   $  26.17   $  27.08   $  24.72   $  18.03
                                                                       --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                            (.13)      (.02)       .02        .01        .04
Net realized and unrealized gain (loss) on investment transactions        11.37       4.24       (.91)      2.42       6.65
                                                                       --------   --------   --------   --------   --------
Net increase (decrease) in net asset value from operations                11.24       4.22       (.89)      2.43       6.69
                                                                       --------   --------   --------   --------   --------
LESS: DIVIDENDS
Dividends from net investment income                                        -0-       (.01)      (.02)      (.07)       -0-
                                                                       --------   --------   --------   --------   --------
Net asset value, end of period                                         $  41.62   $  30.38   $  26.17   $  27.08   $  24.72
                                                                       ========   ========   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset value(b)*                      37.00%     16.12%     (3.27)%     9.83%     37.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $230,350   $190,896   $194,729   $223,520   $233,460
Ratio to average net assets of:
 Expenses                                                                  1.10%      1.11%      1.09%      1.10%+     1.13%
 Net investment income (loss)                                              (.36)%     (.07)%      .08%       .04%+      .22%
Portfolio turnover rate                                                      60%        94%        89%       105%        97%
----------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2013, December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009 by 0.10%, 0.95%,
   0.46%, 0.58% and 1.96%, respectively.

 + The ratio includes expenses attributable to costs of proxy solicitation.

ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------

                                                                                            CLASS B
                                                                                    YEAR ENDED DECEMBER 31,
                                                                         2013      2012      2011       2010      2009
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  20.66  $  17.86  $  17.01  $  15.08   $  12.97
                                                                       --------  --------  --------  --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                    .27       .24       .23       .16        .18
Net realized and unrealized gain on investment transactions                6.83      2.83       .81      1.77       2.42
                                                                       --------  --------  --------  --------   --------
Net increase in net asset value from operations                            7.10      3.07      1.04      1.93       2.60
                                                                       --------  --------  --------  --------   --------
LESS: DIVIDENDS
Dividends from net investment income                                       (.27)     (.27)     (.19)      -0-       (.49)
                                                                       --------  --------  --------  --------   --------
Net asset value, end of period                                         $  27.49  $  20.66  $  17.86  $  17.01   $  15.08
                                                                       ========  ========  ========  ========   ========
TOTAL RETURN
Total investment return based on net asset value(b)*                      34.59%    17.24%     6.07%    12.80%     20.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $709,257  $764,198  $735,514  $805,714   $837,533
Ratio to average net assets of:
 Expenses                                                                   .85%      .85%      .85%      .88%+      .88%
 Net investment income                                                     1.11%     1.23%     1.28%     1.05%+     1.33%
Portfolio turnover rate                                                      63%       80%       76%       66%       125%
-------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2013, December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009 by 0.08%, 0.19%,
   0.13%, 0.27% and 0.54%, respectively.

 + The ratio includes expenses attributable to costs of proxy solicitation.

ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                                           CLASS B
                                                                                   YEAR ENDED DECEMBER 31,
                                                                         2013      2012     2011       2010      2009
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 22.50   $ 19.81  $ 19.62   $ 17.10    $ 12.88
                                                                       -------   -------  -------   -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                           (.09)      .01     (.02)     (.02)       .01
Net realized and unrealized gain on investment and foreign currency
 transactions                                                             7.68      2.68      .21      2.55       4.21
                                                                       -------   -------  -------   -------    -------
Net increase in net asset value from operations                           7.59      2.69      .19      2.53       4.22
                                                                       -------   -------  -------   -------    -------
LESS: DIVIDENDS
Dividends from net investment income                                      (.01)      -0-      -0-      (.01)       -0-
                                                                       -------   -------  -------   -------    -------
Net asset value, end of period                                         $ 30.08   $ 22.50  $ 19.81   $ 19.62    $ 17.10
                                                                       =======   =======  =======   =======    =======
TOTAL RETURN
Total investment return based on net asset value(b)*                     33.72%    13.58%     .97%    14.80%     32.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $51,993   $46,948  $51,114   $61,325    $63,368
Ratio to average net assets of:
 Expenses                                                                 1.31%     1.31%    1.25%     1.25%+     1.31%
 Net investment income (loss)                                             (.35)%     .03%    (.08)%    (.10)%+     .04%
Portfolio turnover rate                                                     63%       83%      97%      121%       197%
-----------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2013, December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009 by 0.06%, 0.28%,
  0.07%, 0.22% and 0.41%, respectively.

+ The ratio includes expenses attributable to costs of proxy solicitation.

ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                                           CLASS B
                                                                                   YEAR ENDED DECEMBER 31,
                                                                         2013     2012      2011      2010      2009
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 16.96  $ 14.93  $ 18.24    $ 16.51   $ 12.41
                                                                       -------  -------  -------    -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .16      .18      .22        .14       .18
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    2.09     2.08    (3.06)      1.89      4.55
Contributions from Adviser                                                 -0-      -0-      .00(b)     -0-       -0-
                                                                       -------  -------  -------    -------   -------
Net increase (decrease) in net asset value from operations                2.25     2.26    (2.84)      2.03      4.73
                                                                       -------  -------  -------    -------   -------
LESS: DIVIDENDS
Dividends from net investment income                                      (.13)    (.23)    (.47)      (.30)     (.63)
                                                                       -------  -------  -------    -------   -------
Net asset value, end of period                                         $ 19.08  $ 16.96  $ 14.93    $ 18.24   $ 16.51
                                                                       -------  -------  -------    -------   -------
TOTAL RETURN
Total investment return based on net asset value(c)                      13.32%   15.23%  (16.04)%    12.61%    39.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $54,643  $58,694  $58,322    $74,879   $72,604
Ratio to average net assets of:
 Expenses                                                                 1.19%    1.22%    1.19%      1.18%+    1.24%
 Net investment income                                                     .92%    1.11%    1.27%       .83%+    1.28%
Portfolio turnover rate                                                     31%      52%      66%       104%      118%
----------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Amount is less than $.005.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

+ The ratio includes expenses attributable to costs of proxy solicitation.

ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                                              CLASS B
                                                                                      YEAR ENDED DECEMBER 31,
                                                                          2013       2012     2011       2010       2009
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  16.42    $ 14.50  $ 18.99   $  16.34   $  10.67
                                                                       --------    -------  -------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                            (.01)       .09     (.03)       .07        .04
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     3.77       1.83    (4.40)      2.90       5.63
Contributions from Adviser                                                  -0-        -0-      -0-        -0-        .00(b)
                                                                       --------    -------  -------   --------   --------
Net increase (decrease) in net asset value from operations                 3.76       1.92    (4.43)      2.97       5.67
                                                                       --------    -------  -------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                        .00(b)     -0-     (.06)      (.32)       -0-
Tax return of capital                                                       .00(b)     -0-      -0-        -0-        -0-
                                                                       --------    -------  -------   --------   --------
Total dividends and distributions                                           .00(b)     -0-     (.06)      (.32)       -0-
                                                                       --------    -------  -------   --------   --------
Net asset value, end of period                                         $  20.18    $ 16.42  $ 14.50   $  18.99   $  16.34
                                                                       ========    =======  =======   ========   ========
TOTAL RETURN
Total investment return based on net asset value(c)*                      22.93%     13.24%  (23.41)%    18.58%     53.14%+

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $101,388    $91,864  $99,084   $141,649   $141,536
Ratio to average net assets of:
 Expenses                                                                  1.23%      1.24%    1.19%      1.24%+     1.25%
 Net investment income (loss)                                              (.06)%      .58%    (.14)%      .44%+      .27%
Portfolio turnover rate                                                      96%       152%     163%       117%       215%
----------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Amount is less than $.005.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2013, December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009 by 0.05%, 0.07%,
   0.04%, 0.04% and 0.15%, respectively.

 + Includes the impact of reimbursements from the Adviser, which enhanced the Portfolio's performance for the year ended December 31, 2009 by 0.01%.

 + The ratio includes expenses attributable to costs of proxy solicitation.

ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                                            CLASS B
                                                                                    YEAR ENDED DECEMBER 31,
                                                                         2013      2012      2011       2010      2009
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 18.36   $ 16.61   $ 15.94   $ 11.67    $  8.26
                                                                       -------   -------   -------   -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                    (.25)     (.16)     (.19)     (.16)      (.15)
Net realized and unrealized gain on investment transactions               8.01      2.61       .86      4.43       3.56
                                                                       -------   -------   -------   -------    -------
Net increase in net asset value from operations                           7.76      2.45       .67      4.27       3.41
                                                                       -------   -------   -------   -------    -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions          (3.58)     (.70)      -0-       -0-        -0-
                                                                       -------   -------   -------   -------    -------
Net asset value, end of period                                         $ 22.54   $ 18.36   $ 16.61   $ 15.94    $ 11.67
                                                                       =======   =======   =======   =======    =======
TOTAL RETURN
Total investment return based on net asset value(b)                      45.33%*   14.73%     4.20%*   36.59%*    41.28%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $38,128   $26,450   $29,665   $29,128    $14,796
Ratio to average net assets of:
 Expenses                                                                 1.43%     1.43%     1.43%     1.62%+     1.87%
 Net investment loss                                                     (1.21)%    (.89)%   (1.11)%   (1.23)%+   (1.58)%
Portfolio turnover rate                                                     81%      105%       92%       95%       106%
-------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2013, December 31, 2011, December 31, 2010 and December 31, 2009 by 0.23%, 0.09%, 0.05% and 0.28%,
   respectively.

 + The ratio includes expenses attributable to costs of proxy solicitation.

ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO

--------------------------------------------------------------------------------

                                                                                          CLASS B
                                                                                  YEAR ENDED DECEMBER 31,
                                                                         2013     2012     2011      2010      2009
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 12.28  $ 11.61  $ 12.05   $  9.67   $  7.86
                                                                       -------  -------  -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .27      .15      .08       .20       .20
Net realized and unrealized gain on investment and foreign currency
 transactions                                                              .18     2.20     1.02      2.31      1.97
                                                                       -------  -------  -------   -------   -------
Net increase in net asset value from operations                            .45     2.35     1.10      2.51      2.17
                                                                       -------  -------  -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.16)    (.11)    (.15)     (.13)     (.20)
Distributions from net realized gain on investment transactions          (1.35)   (1.57)   (1.39)      -0-      (.16)
                                                                       -------  -------  -------   -------   -------
Total dividends and distributions                                        (1.51)   (1.68)   (1.54)     (.13)     (.36)
                                                                       -------  -------  -------   -------   -------
Net asset value, end of period                                         $ 11.22  $ 12.28  $ 11.61   $ 12.05   $  9.67
                                                                       =======  =======  =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(b)                       3.97%   20.83%    8.75%*   26.05%    29.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $12,394  $13,568  $13,536   $14,479   $12,517
Ratio to average net assets of:
 Expenses                                                                 1.15%    1.10%    1.13%     1.13%+    1.53%
 Net investment income                                                    2.13%    1.19%     .64%     1.89%+    2.67%
Portfolio turnover rate                                                     98%     110%     114%      132%       94%
---------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the year ended December 31, 2011 by 0.06%.

 + The ratio includes expenses attributable to costs of proxy solicitation.

ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO

--------------------------------------------------------------------------------

                                                                                        CLASS B
                                                                                YEAR ENDED DECEMBER 31,
                                                                        2013    2012     2011      2010    2009
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $12.84  $11.40  $ 14.77   $14.54   $10.93
                                                                       ------  ------  -------   ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                  .30     .32      .31      .24      .28
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   2.56    1.29    (3.14)     .38+    3.47
                                                                       ------  ------  -------   ------   ------
Net increase (decrease) in net asset value from operations               2.86    1.61    (2.83)     .62     3.75
                                                                       ------  ------  -------   ------   ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.84)   (.17)    (.53)    (.39)    (.14)
Tax return of capital                                                     -0-     -0-     (.01)     -0-      -0-
                                                                       ------  ------  -------   ------   ------
Total dividends and distributions                                        (.84)   (.17)    (.54)    (.39)    (.14)
                                                                       ------  ------  -------   ------   ------
Net asset value, end of period                                         $14.86  $12.84  $ 11.40   $14.77   $14.54
                                                                       ======  ======  =======   ======   ======
TOTAL RETURN
Total investment return based on net asset value(b)                     22.73%  14.19%  (19.44)%   4.30%   34.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000,000's omitted)                          $  744  $1,058  $ 1,033   $1,326   $1,708
Ratio to average net assets of:
 Expenses                                                                1.07%   1.06%    1.07%    1.10%+   1.08%
 Net investment income                                                   2.20%   2.70%    2.23%    1.73%+   2.38%
Portfolio turnover rate                                                    59%     41%      62%      52%      52%
-----------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

+ Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio's change in net realized and unrealized gain (loss) on investment transactions for the period.

+ The ratio includes expenses attributable to costs of proxy solicitation.

ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

                                                                                              CLASS B
                                                                                      YEAR ENDED DECEMBER 31,
                                                                           2013       2012       2011       2010      2009
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  17.58     $  15.38  $  16.87   $  13.36   $   9.87
                                                                       --------     --------  --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                    .11          .08       .05        .05        .05
Net realized and unrealized gain (loss) on investment transactions         6.36         2.71     (1.50)      3.50       4.01
                                                                       --------     --------  --------   --------   --------
Net increase (decrease) in net asset value from operations                 6.47         2.79     (1.45)      3.55       4.06
                                                                       --------     --------  --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.09)        (.05)     (.04)      (.04)      (.09)
Distributions from net realized gain on investment transactions           (1.22)        (.54)      -0-        -0-       (.48)
                                                                       --------     --------  --------   --------   --------
Total dividends and distributions                                         (1.31)        (.59)     (.04)      (.04)      (.57)
                                                                       --------     --------  --------   --------   --------
Net asset value, end of period                                         $  22.74     $  17.58  $  15.38   $  16.87   $  13.36
                                                                       ========     ========  ========   ========   ========
TOTAL RETURN
Total investment return based on net asset value(b)                       37.63%/*/    18.47%    (8.62)%    26.59%     42.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $472,677     $347,784  $324,145   $378,436   $264,635
Ratio to average net assets of:
 Expenses                                                                  1.06%        1.07%     1.08%      1.09%+     1.12%
 Net investment income                                                      .51%         .51%      .31%       .31%+      .42%
Portfolio turnover rate                                                      56%          50%       70%        54%        58%
-----------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

* Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the Portfolio's performance for the year ended December 31, 2013 by 0.01%.

+ The ratio includes expenses attributable to costs of proxy solicitation.

ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO

--------------------------------------------------------------------------------

                                                                                              CLASS B
                                                                                      YEAR ENDED DECEMBER 31,
                                                                          2013      2012       2011       2010       2009
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  10.54   $   9.28  $   9.75   $   8.90   $   7.59
                                                                       --------   --------  --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                    .16        .17       .15        .10        .14
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     3.66       1.26      (.50)       .91       1.41
                                                                       --------   --------  --------   --------   --------
Net increase (decrease) in net asset value from operations                 3.82       1.43      (.35)      1.01       1.55
                                                                       --------   --------  --------   --------   --------
LESS: DIVIDENDS
Dividends from net investment income                                       (.26)      (.17)     (.12)      (.16)      (.24)
                                                                       --------   --------  --------   --------   --------
Net asset value, end of period                                         $  14.10   $  10.54  $   9.28   $   9.75   $   8.90
                                                                       ========   ========  ========   ========   ========
TOTAL RETURN
Total investment return based on net asset value(b)                       36.49%*    15.54%    (3.78)%    11.42%*    21.04%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $132,271   $157,920  $175,183   $212,522   $213,827
Ratio to average net assets of:
 Expenses                                                                   .98%       .97%      .96%       .96%+      .95%
 Net investment income                                                     1.28%      1.72%     1.51%      1.12%+     1.84%
Portfolio turnover rate                                                      44%        40%       62%        73%        64%
----------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2013, December 31, 2010 and December 31, 2009 by 0.07%, 0.01% and 0.02%, respectively.

+ The ratio includes expenses attributable to costs of proxy solicitation.

ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO

--------------------------------------------------------------------------------

                                                                                              CLASS B
                                                                                      YEAR ENDED DECEMBER 31,
                                                                         2013      2012       2011        2010       2009
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  12.01  $  10.80  $  11.38    $  10.58   $   8.58
                                                                       --------  --------  --------    --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                    .19       .19       .20         .20        .22
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     1.74      1.24      (.53)        .87       1.86
                                                                       --------  --------  --------    --------   --------
Net increase (decrease) in net asset value from operations                 1.93      1.43      (.33)       1.07       2.08
                                                                       --------  --------  --------    --------   --------
LESS: DIVIDENDS
Dividends from net investment income                                       (.29)     (.22)     (.25)       (.27)      (.08)
                                                                       --------  --------  --------    --------   --------
Net asset value, end of period                                         $  13.65  $  12.01  $  10.80    $  11.38   $  10.58
                                                                       ========  ========  ========    ========   ========
TOTAL RETURN
Total investment return based on net asset value(b)                       16.27%    13.38%    (3.06)%*    10.30%*    24.45%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $351,355  $508,141  $483,047    $518,572   $458,669
Ratio to average net assets of:
 Expenses                                                                   .90%      .90%      .91%        .93%+      .95%
 Net investment income                                                     1.49%     1.67%     1.78%       1.89%+     2.36%
Portfolio turnover rate**                                                   117%       90%       94%        101%        85%
----------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2011, December 31, 2010 and December 31, 2009 by 0.02%, 0.03% and 0.06%, respectively.

+The ratio includes expenses attributable to costs of proxy solicitation.

**The Portfolio accounts for dollar roll transactions as purchases and sales.

ALLIANCEBERNSTEIN VPS DYNAMIC ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------

                                                                                                     CLASS B
                                                                                                               APRIL 1,
                                                                                             YEAR ENDED       2011(a) TO
                                                                                            DECEMBER 31,     DECEMBER 31,
                                                                                           2013      2012        2011
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                     $  10.49  $   9.74    $ 10.00
                                                                                         --------  --------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                                                                  .01       .01        .06
Net realized and unrealized gain (loss) on investment and foreign currency transactions      1.25       .76       (.32)
                                                                                         --------  --------    -------
Net increase (decrease) in net asset value from operations                                   1.26       .77       (.26)
                                                                                         --------  --------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                         (.03)     (.01)       -0-
Distributions from net realized gain on investment transactions                              (.04)     (.01)       -0-
                                                                                         --------  --------    -------
Total dividends and distributions                                                            (.07)     (.02)       -0-
                                                                                         --------  --------    -------
Net asset value, end of period                                                           $  11.68  $  10.49    $  9.74
                                                                                         ========  ========    =======
TOTAL RETURN
Total investment return based on net asset value(d)                                         12.04%     7.90%     (2.60)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                                $387,519  $220,663    $51,687
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                                                    1.10%     1.10%      1.10%^
  Expenses, before waivers/reimbursements                                                    1.14%     1.29%      2.45%^
  Net investment income(c)                                                                    .05%      .12%      1.02%^
Portfolio turnover rate                                                                        52%       51%        68%
-------------------------------------------------------------------------------------------------------------------------



(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of fees waived and expenses reimbursed by the Adviser.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

^ Annualized.

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


STANDARD & POOR'S RATINGS SERVICES ("S&P")

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.


FITCH RATINGS ("FITCH")

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category or in categories below B.

NR--Indicates that Fitch does not rate the specific issue.

APPENDIX B
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

A settlement agreement between the Adviser and the New York Attorney General requires the Fund to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Portfolios" in this Prospectus about the effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class B shares of the Portfolio assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio is the same as stated under "Fees and Expenses of the Portfolios". There are additional fees and expenses associated with variable products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly affect expenses. These fees and expenses are not reflected in the following expense information. Your actual expenses may be higher or lower.




ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  107.10    $10,392.90
   2             10,392.90      519.65    10,912.55     111.31     10,801.24
   3             10,801.24      540.06    11,341.30     115.68     11,225.62
   4             11,225.62      561.28    11,786.90     120.23     11,666.67
   5             11,666.67      583.33    12,250.01     124.95     12,125.06
   6             12,125.06      606.25    12,731.31     129.86     12,601.45
   7             12,601.45      630.07    13,231.52     134.96     13,096.56
   8             13,096.56      654.83    13,751.39     140.26     13,611.12
   9             13,611.12      680.56    14,291.68     145.78     14,145.90
   10            14,145.90      707.30    14,853.20     151.50     14,701.70
   --------------------------------------------------------------------------
   Cumulative                $5,983.33               $1,281.63



ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------


                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
--------------------------------------------------------------------------
1            $10,000.00   $  500.00   $10,500.00  $  115.50    $10,384.50
2             10,384.50      519.23    10,903.73     119.94     10,783.78
3             10,783.78      539.19    11,322.97     124.55     11,198.42
4             11,198.42      559.92    11,758.34     129.34     11,629.00
5             11,629.00      581.45    12,210.45     134.31     12,076.13
6             12,076.13      603.81    12,679.94     139.48     12,540.46
7             12,540.46      627.02    13,167.49     144.84     13,022.64
8             13,022.64      651.13    13,673.78     150.41     13,523.36
9             13,523.36      676.17    14,199.53     156.19     14,043.34
10            14,043.34      702.17    14,745.50     162.20     14,583.30
--------------------------------------------------------------------------
Cumulative                $5,960.09               $1,376.76



ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   89.25    $10,410.75
   2             10,410.75      520.54    10,931.29      92.92     10,838.37
   3             10,838.37      541.92    11,380.29      96.73     11,283.56
   4             11,283.56      564.18    11,847.74     100.71     11,747.03
   5             11,747.03      587.35    12,334.38     104.84     12,229.54
   6             12,229.54      611.48    12,841.02     109.15     12,731.87
   7             12,731.87      636.59    13,368.46     113.63     13,254.83
   8             13,254.83      662.74    13,917.57     118.30     13,799.27
   9             13,799.27      689.96    14,489.23     123.16     14,366.08
   10            14,366.08      718.30    15,084.38     128.22     14,956.16
   --------------------------------------------------------------------------
   Cumulative                $6,033.06               $1,076.91

ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  137.55    $10,362.45
   2             10,362.45      518.12    10,880.57     142.54     10,738.04
   3             10,738.04      536.90    11,274.94     147.70     11,127.24
   4             11,127.24      556.36    11,683.60     153.06     11,530.54
   5             11,530.54      576.53    12,107.07     158.60     11,948.47
   6             11,948.47      597.42    12,545.89     164.35     12,381.54
   7             12,381.54      619.08    13,000.62     170.31     12,830.31
   8             12,830.31      641.52    13,471.83     176.48     13,295.34
   9             13,295.34      664.77    13,960.11     182.88     13,777.23
   10            13,777.23      688.86    14,466.10     189.51     14,276.59
   --------------------------------------------------------------------------
   Cumulative                $5,899.56               $1,622.98



ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  124.95    $10,375.05
   2             10,375.05      518.75    10,893.80     129.64     10,764.17
   3             10,764.17      538.21    11,302.37     134.50     11,167.88
   4             11,167.88      558.39    11,726.27     139.54     11,586.73
   5             11,586.73      579.34    12,166.06     144.78     12,021.29
   6             12,021.29      601.06    12,622.35     150.21     12,472.15
   7             12,472.15      623.61    13,095.75     155.84     12,939.91
   8             12,939.91      647.00    13,586.91     161.68     13,425.23
   9             13,425.23      671.26    14,096.49     167.75     13,928.74
   10            13,928.74      696.44    14,625.18     174.04     14,451.14
   --------------------------------------------------------------------------
   Cumulative                $5,934.06               $1,482.93



ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  129.15    $10,370.85
   2             10,370.85      518.54    10,889.39     133.94     10,755.45
   3             10,755.45      537.77    11,293.23     138.91     11,154.32
   4             11,154.32      557.72    11,712.03     144.06     11,567.98
   5             11,567.98      578.40    12,146.38     149.40     11,996.98
   6             11,996.98      599.85    12,596.82     154.94     12,441.88
   7             12,441.88      622.09    13,063.98     160.69     12,903.29
   8             12,903.29      645.16    13,548.45     166.65     13,381.81
   9             13,381.81      669.09    14,050.90     172.83     13,878.07
   10            13,878.07      693.90    14,571.98     179.24     14,392.74
   --------------------------------------------------------------------------
   Cumulative                $5,922.52               $1,529.81



ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  150.15    $10,349.85
   2             10,349.85      517.49    10,867.34     155.40     10,711.94
   3             10,711.94      535.60    11,247.54     160.84     11,086.70
   4             11,086.70      554.33    11,641.03     166.47     11,474.56
   5             11,474.56      573.73    12,048.29     172.29     11,876.00
   6             11,876.00      593.80    12,469.80     178.32     12,291.48
   7             12,291.48      614.57    12,906.06     184.56     12,721.50
   8             12,721.50      636.08    13,357.58     191.01     13,166.56
   9             13,166.56      658.33    13,824.89     197.70     13,627.20
   10            13,627.20      681.36    14,308.56     204.61     14,103.94
   --------------------------------------------------------------------------
   Cumulative                $5,865.29               $1,761.35

ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  120.75    $10,379.25
   2             10,379.25      518.96    10,898.21     125.33     10,772.88
   3             10,772.88      538.64    11,311.53     130.08     11,181.44
   4             11,181.44      559.07    11,740.52     135.02     11,605.50
   5             11,605.50      580.28    12,185.78     140.14     12,045.64
   6             12,045.64      602.28    12,647.92     145.45     12,502.47
   7             12,502.47      625.12    13,127.59     150.97     12,976.63
   8             12,976.63      648.83    13,625.46     156.69     13,468.77
   9             13,468.77      673.44    14,142.20     162.64     13,979.57
   10            13,979.57      698.98    14,678.55     168.80     14,509.74
   --------------------------------------------------------------------------
   Cumulative                $5,945.60               $1,435.87



ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  112.35    $10,387.65
   2             10,387.65      519.38    10,907.03     116.71     10,790.33
   3             10,790.33      539.52    11,329.84     121.23     11,208.61
   4             11,208.61      560.43    11,769.05     125.93     11,643.12
   5             11,643.12      582.16    12,225.27     130.81     12,094.46
   6             12,094.46      604.72    12,699.18     135.88     12,563.30
   7             12,563.30      628.17    13,191.47     141.15     13,050.32
   8             13,050.32      652.52    13,702.84     146.62     13,556.22
   9             13,556.22      677.81    14,234.03     152.30     14,081.72
   10            14,081.72      704.09    14,785.81     158.21     14,627.60
   --------------------------------------------------------------------------
   Cumulative                $5,968.80               $1,341.19



ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  111.30    $10,388.70
   2             10,388.70      519.44    10,908.14     115.63     10,792.51
   3             10,792.51      539.63    11,332.13     120.12     11,212.01
   4             11,212.01      560.60    11,772.61     124.79     11,647.82
   5             11,647.82      582.39    12,230.22     129.64     12,100.58
   6             12,100.58      605.03    12,705.60     134.68     12,570.92
   7             12,570.92      628.55    13,199.47     139.91     13,059.56
   8             13,059.56      652.98    13,712.53     145.35     13,567.18
   9             13,567.18      678.36    14,245.54     151.00     14,094.54
   10            14,094.54      704.73    14,799.26     156.87     14,642.39
   --------------------------------------------------------------------------
   Cumulative                $5,971.71               $1,329.29



ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  102.90    $10,397.10
   2             10,397.10      519.86    10,916.96     106.99     10,809.97
   3             10,809.97      540.50    11,350.47     111.23     11,239.23
   4             11,239.23      561.96    11,801.19     115.65     11,685.54
   5             11,685.54      584.28    12,269.82     120.24     12,149.58
   6             12,149.58      607.48    12,757.05     125.02     12,632.04
   7             12,632.04      631.60    13,263.64     129.98     13,133.65
   8             13,133.65      656.68    13,790.34     135.15     13,655.19
   9             13,655.19      682.76    14,337.95     140.51     14,197.44
   10            14,197.44      709.87    14,907.31     146.09     14,761.22
   --------------------------------------------------------------------------
   Cumulative                $5,994.99               $1,233.76

ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   94.50    $10,405.50
   2             10,405.50      520.28    10,925.78      98.33     10,827.44
   3             10,827.44      541.37    11,368.82     102.32     11,266.50
   4             11,266.50      563.32    11,829.82     106.47     11,723.35
   5             11,723.35      586.17    12,309.52     110.79     12,198.73
   6             12,198.73      609.94    12,808.67     115.28     12,693.39
   7             12,693.39      634.67    13,328.06     119.95     13,208.11
   8             13,208.11      660.41    13,868.52     124.82     13,743.70
   9             13,743.70      687.18    14,430.88     129.88     14,301.01
   10            14,301.01      715.05    15,016.06     135.14     14,880.91
   --------------------------------------------------------------------------
   Cumulative                $6,018.39               $1,137.48



ALLIANCEBERNSTEIN VPS DYNAMIC ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  117.60    $10,382.40
   2             10,382.40      519.12    10,901.52     126.46     10,775.06
   3             10,775.06      538.75    11,313.82     131.24     11,182.58
   4             11,182.58      559.13    11,741.70     136.20     11,605.50
   5             11,605.50      580.28    12,185.78     141.35     12,044.42
   6             12,044.42      602.22    12,646.64     146.70     12,499.94
   7             12,499.94      625.00    13,124.94     152.25     12,972.69
   8             12,972.69      648.63    13,621.32     158.01     13,463.32
   9             13,463.32      673.17    14,136.48     163.98     13,972.50
   10            13,972.50      698.62    14,671.12     170.19     14,500.94
   --------------------------------------------------------------------------
   Cumulative                $5,944.92               $1,443.98



* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Portfolio's operating expenses as reflected under "Fees and Expenses of the Portfolios" before waiver.

For more information about the Portfolios, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO CONTRACTHOLDERS
The Portfolios' annual and semi-annual reports to Contractholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI and the independent registered public accounting firm's report and financial statements in each Portfolio's most recent annual report to Contractholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:   AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

BY PHONE:  For Information: (800) 221-5672
           For Literature: (800) 227-4618

Or you may view or obtain these documents from the Securities and Exchange Commission ("Commission"):

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, DC 20549-1520.

You also may find these documents and more information about the Adviser and the Portfolios on the Internet at: www.alliancebernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-05398

                                    [GRAPHIC]

[LOGO]

             ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

                          INTERMEDIATE BOND PORTFOLIO
                           LARGE CAP GROWTH PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                                GROWTH PORTFOLIO
                         INTERNATIONAL GROWTH PORTFOLIO
                        GLOBAL THEMATIC GROWTH PORTFOLIO
                           SMALL CAP GROWTH PORTFOLIO
                        REAL ESTATE INVESTMENT PORTFOLIO
                         INTERNATIONAL VALUE PORTFOLIO
                         SMALL/MID CAP VALUE PORTFOLIO
                                VALUE PORTFOLIO
                       BALANCED WEALTH STRATEGY PORTFOLIO
                       DYNAMIC ASSET ALLOCATION PORTFOLIO
            (each a "Portfolio" and collectively, the "Portfolios")
--------------------------------------------------------------------------------
                 c/o AllianceBernstein Investor Services, Inc.
              P.O. Box 786003, San Antonio, Texas 78278-6003 Toll
                              Free (800) 221-5672
--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                                  May 1, 2014
--------------------------------------------------------------------------------
            This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectuses dated May 1, 2014, for AllianceBernstein(R) Variable Products Series (VPS) Fund, Inc. (the "Fund") that offer Class A shares and Class B shares of the Fund's Portfolios (each a "Prospectus", and together, the "Prospectuses"). Financial statements for each Portfolio of the Fund for the year ended December 31, 2013, are included in the Portfolio's annual report and are incorporated into this SAI by reference. Copies of the Prospectuses and annual reports may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.AllianceBernstein.com.

                               TABLE OF CONTENTS
                                                                           PAGE

INFORMATION ABOUT THE PORTFOLIOS AND THEIR INVESTMENTS.......................3

INVESTMENT RESTRICTIONS.....................................................50

MANAGEMENT OF THE FUND......................................................51

EXPENSES OF THE PORTFOLIOS..................................................93

PURCHASE AND REDEMPTION OF SHARES...........................................99

NET ASSET VALUE............................................................104

PORTFOLIO TRANSACTIONS.....................................................107

DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................114

GENERAL INFORMATION........................................................115

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM..........................................131

APPENDIX A: STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING..........A-1

------------------

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------

             INFORMATION ABOUT THE PORTFOLIOS AND THEIR INVESTMENTS

--------------------------------------------------------------------------------

Introduction to the Portfolios
------------------------------


            The Fund is an open-end series investment company designed to fund variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies (the "Insurers"). The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described in the Portfolios' Prospectuses, each of which has differing investment objectives and policies. The Fund currently has thirteen Portfolios, all of which are described in this SAI.


            Except as noted, the investment objective and policies described below are not "fundamental policies" within the meaning of the Investment Company Act of 1940 (the "1940 Act"), and may, therefore, be changed by the Board of Directors of the Fund (the "Board" or the "Directors") without shareholder approval. However, no Portfolio will change its investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that a Portfolio will achieve its investment objective. Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets that may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of such Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation of this percentage limitation.

Additional Investment Policies and Practices
--------------------------------------------

            The following information about the Portfolios' investment policies and practices supplements the information set forth in the Prospectuses.

Convertible Securities
----------------------


            Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange ratio into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.


            When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts
-------------------

            A Portfolio may invest in depositary receipts. American Depositary Receipts ("ADRs") are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or non-U.S. company. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets; EDRs, in bearer form, are designed for use in European securities markets; and GDRs, in bearer form, are designed for use in two or more securities markets, such as those of Europe and Asia.

Derivatives
-----------

            A Portfolio may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.


            There are four principal types of derivatives: options, futures, forwards and swaps. These principal types of derivative instruments, as well as the methods in which they may be used by a Portfolio are described below. Derivatives include listed and cleared transactions where the Portfolio's derivative trade counterparty is an exchange or clearinghouse and non-cleared bilateral "over-the-counter" ("OTC") transactions, where the Portfolio's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated. The Portfolios may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.


            Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.

            Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

            Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).


            Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission ("CFTC") approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.


            Risks of Derivatives and other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

            -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest.

            -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.


            -- Credit Risk. This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the exchange or clearinghouse, which is the issuer or counterparty to each derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For uncleared OTC derivatives, there is no similar clearing agency guarantee. Therefore, a Portfolio considers the creditworthiness of each counterparty to an uncleared OTC derivative in evaluating potential credit risk.

            -- Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of a Portfolio's counterparty to perform its obligations under the transaction. If the counterparty defaults, a Portfolio will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, a Portfolio could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Portfolio. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose a Portfolio to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

            New regulations affecting derivatives transactions now, or will soon, require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these new requirements, a central clearing organization will be substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions will be required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is expected to reduce, but not eliminate, counterparty risk. A Portfolio will be subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations.


            -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

            -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.


            -- Regulatory Risk. The U.S. Government is in the process of adopting and implementing additional regulations governing derivatives markets, including clearing as discussed above, margin, reporting and registration requirements. While the full extent and cost of these regulations is currently unclear, these regulations could, among other things, restrict a Portfolio's ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions (through increased margin or capital requirements). In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. These regulations and actions may adversely affect the instruments in which a Portfolio invests and its ability to execute its investment strategy.


            -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately-negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.


            Other. A Portfolio may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act ("CEA") and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a minimal amount of trading in futures, commodity options, swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator, or CPO. Under such rules, registered investment companies are subject to additional disclosure and reporting requirements. AllianceBernstein L.P., the Portfolios' adviser (the "Adviser") and the Portfolios, except for the Dynamic Asset Allocation Portfolio, have claimed an exclusion from the definition of CPO under CFTC Rule 4.5 and are not currently subject to these registration, disclosure and reporting requirements. The trading exemption in Rule 4.5 is not available to the Dynamic Asset Allocation Portfolio, and the Adviser has registered as a CPO with respect to this Portfolio. This registration subjects the Dynamic Asset Allocation Portfolio to certain registration and reporting requirements but, under rules recently adopted by the CFTC, compliance with Securities and Exchange Commission ("SEC") disclosure and filing requirements will, for the most part, constitute compliance with comparable CFTC requirements.


Use of Options, Futures, Forwards and Swaps by the Portfolios
-------------------------------------------------------------


            - Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. Forward currency exchange contracts are customized, privately-negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.


            A Portfolio may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Portfolio may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

            If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.


            A Portfolio may also use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. For example, a Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Portfolio may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.


            The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

            - Options on Securities. A Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.


            A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. A Portfolio may write covered options or uncovered options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if a Portfolio wrote a naked call option and the price of the underlying security increased, the Portfolio would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security.


            A Portfolio may also purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the option at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

            A Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.


            A Portfolio also may, as an example, write combinations of put and call options on the same security, known as "straddles", with the same exercise and expiration date. By writing a straddle, a Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and a Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains relatively stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.


            A Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately-negotiated (i.e., over-the-counter) transactions. By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

            A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

            - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

            A Portfolio may write (sell) call and put options and purchase call and put options on securities indices. If a Portfolio purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Portfolio's security holdings.

            A Portfolio may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the decline or increase in the value securities index is significantly below or above the exercise price of the written option, the Portfolio could experience a substantial loss.

            The purchase of call options on securities indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.

            - Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Portfolio that invests in equity securities may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds ("ETFs") at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.

            - Options on Foreign Currencies. A Portfolio may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

            A Portfolio may write options on foreign currencies for hedging purposes or to increase return. For example, where a Portfolio anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.


            In addition to using options for the hedging purposes described above, a Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Portfolio may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. For example, a Portfolio may purchase call options in anticipation of an increase in the market value of a currency. The Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Portfolio would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Portfolio for the purpose of benefiting from a decline in the value of a currency that the Portfolio does not own. The Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Portfolio would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.


            Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the purchase or sale of the underlying currency.

            - Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Portfolio may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value ("NAV") of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

            A Portfolio may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

            Conversely, a Portfolio could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

            A Portfolio may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

            A Portfolio may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Underlying Portfolio and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.


            Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.


            Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.


            A Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease was to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, the Portfolio would suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities that the Portfolio intends to purchase may be less expensive.


            - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the "par value" (face amount) of the reference obligation in which case the Portfolio will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation. The value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.


            - Currency Swaps. A Portfolio may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by a Portfolio with another party of a series of payments in specified currencies. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon termination of the transaction. Currency swaps may be bilateral and privately negotiated, with the Portfolio expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one nationally recognized statistical rating organization ("NRSRO") at the time of entering into the transaction.


            - Swaps: Interest Rate Transactions. A Portfolio may enter into interest rate swap, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.

            Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually-based principal (or "notional") amount.

            An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.


            Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. A Portfolio will enter into bilateral swap agreements, including interest rate swap, swaption, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. For cleared interest rate swaps, the Adviser will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker but there will be no prescribed NRSRO rating requirements for these entities.

            --Total Return Swaps. A Portfolio may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the referenced asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment or make a payment to the counterparty.

            --Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio's exposure to the counterparty. Certain standardized swaps, including interest rate swaps and credit default swaps, are, or soon will be subject to mandatory central clearing. Central clearing is expected, among other things, to reduce counterparty credit risk, but does not eliminate it completely.

            Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.


            - Synthetic Foreign Equity Securities. A Portfolio may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date, or European style, which means that they may be exercised only on the expiration date.

            Other types of synthetic foreign equity securities in which a Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

            A Portfolio's investments in synthetic foreign equity securities will be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in securities of foreign issuers, to foreign risk and currency risk.

            International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

            A Portfolio also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

            - Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

            - Currency Transactions. A Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).


Event-linked Securities
-----------------------

            Event-linked securities are variable rate or fixed rate fixed-income securities or types of equity securities for which the return of principal and payment of interest are contingent on the non-occurrence of various catastrophe exposures, which may be specific trigger events or a diversified group of events, such as hurricanes, typhoons, wind events or earthquakes. The most common type of fixed-income securities are known as "catastrophe" or "CAT" bonds. In some cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss. If the trigger event(s) occurs prior to the securities' maturity, a Portfolio may lose all or a portion of its principal and forgo additional interest.

            These securities may have a special condition that states that if the issuer (i.e., an insurance or reinsurance company) suffers a loss from a particular pre-defined catastrophe, then the issuer's obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if a Portfolio holds a fixed-income security that covers an insurer's losses due to a hurricane with a "trigger" at $1 billion and a hurricane hits causing $1 billion or more in losses to such insurer, then the Portfolio will lose all or a portion of its principal invested in the security and forgo any future interest payments. If the trigger event(s) does not occur, the Portfolio will recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the securities.

            Event-linked securities may be issued by government agencies, insurance companies, reinsurers, special purpose companies or other on-shore or off-shore entities. Event-linked securities are a relatively new type of financial instrument. As a result, there is no significant trading history of these securities and these securities may be illiquid or the markets for these instruments may not be liquid at all times. These securities may be rated, generally below investment grade or the unrated equivalent, and have the same or equivalent risks as higher yield debt securities ("junk bonds"). The rating primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur as well as the overall expected loss to the principal of the security.


Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------

            Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. A Portfolio assumes the rights and risks of ownership of the security, but does not pay for the securities until they are received. If a Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Portfolio's volatility of returns.

            The use of forward commitments enables a Portfolio to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Portfolio may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Portfolio's securities denominated in such foreign currency, or when a Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Portfolio might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of a Portfolio's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's NAV.

            At the time a Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Portfolio may be adversely affected.

Illiquid Securities
-------------------


            A Portfolio will not invest in illiquid securities if immediately after such investment, more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Portfolio's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by a Portfolio OTC and the cover for options written by the Portfolio OTC, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.


            Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.


            Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. To the extent permitted by applicable law, Rule 144A Securities will not be treated as illiquid for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Board. Pursuant to these guidelines, the Adviser will monitor the liquidity of a Portfolio's investment in Rule 144A Securities. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

            The Adviser, acting under the oversight of the Board, will monitor the liquidity of restricted securities in the Portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable interpretation or position of the SEC with respect to such type of securities.


Investment in Exchange-Traded Funds and Other Investment Companies
------------------------------------------------------------------


            The Portfolios may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the underlying indices for various reasons. The Portfolios will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

            The Portfolios may also invest in investment companies other than ETFs as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Portfolios acquire shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolios' expenses. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.


Loans of Portfolio Securities
-----------------------------

            A Portfolio may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Under the securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and, that the collateral will not be sufficient to replace the loaned securities upon the borrower's default.

            In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. A Portfolio will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount - i.e., the borrower may pay a fee to the Portfolio in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.

            A Portfolio will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distribution from the securities.

            A Portfolio will invest any cash collateral in a money market fund that complies with Rule 2a-7 under the 1940 Act, has been approved by the Board and is expected to be advised by the Adviser. Any such investment of cash collateral will be subject to the money market fund's investment risk. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

            A Portfolio will not have the right to vote any securities having voting rights during the existence of the loan. The Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights. When the Portfolio lends its securities, its investment performance will continue to reflect the value of securities on loan.

Mortgage-Related Securities, Other Asset-Backed
Securities and Structured Securities
------------------------------------------------

            The mortgage-related securities in which a Portfolio may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as a Portfolio) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, CMOs, CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, TBA mortgage-backed securities, mortgage dollar rolls, collateralized obligations, Canadian Government Guaranteed Mortgage Related Securities and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

            Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by Government National Mortgage Association ("GNMA"), are described as "modified pass-through". These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

            The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.


            Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Portfolio. The compounding effect from reinvestment of monthly payments received by a Portfolio will increase the yield to shareholders compared with bonds that pay interest semi-annually.


            The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or U.S. Department of Veterans Affairs-guaranteed mortgages.


            Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA and FHLMC are a government-sponsored corporation or corporate instrumentality of the U.S. Government, respectively, (government-sponsored entities or "GSEs"), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Department of the Treasury ("U.S. Treasury") in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury provided additional funding to the GSEs, but recently the GSEs have been paying dividends to the U.S. Treasury in a cumulative amount almost equal to the payments made to the GSEs by the U.S. Treasury since 2008. The future of the GSEs is unclear as Congress is considering whether to adopt legislation that would severely restrict or even terminate their operations. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and are now, in effect, backed by the full faith and credit of the U.S. Government. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal and are now, in effect, backed by the full faith and credit of the U.S. Government.


            Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.


            The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.


            In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately-issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

            Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation. A Portfolio may invest in other forms of mortgage-related securities including CMOs, which are debt obligations of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche", is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

            Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.


            Stripped Mortgage-Related Securities. Stripped mortgage-related securities (SMRS) are mortgage-related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.


            A Portfolio will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

            Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multiclass structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

            Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

            As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.

            Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

            Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

            Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. There may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Portfolio's ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in the Portfolio's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.


            As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.


            Other Asset-Backed Securities. A Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, a Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

            Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

            Structured Securities. A Portfolio may invest in securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related and other asset-backed securities. A Portfolio's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which a Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

            A Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

            Under the terms of subordinated securities, payments that would be made to their holders may be required to be made to the holders of more senior securities and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to holders of more senior securities). As a result, subordinated or junior securities will be disproportionately affected by a default or even a perceived decline in the creditworthiness of the issuer.

Preferred Stock
---------------

            A Portfolio may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts
-----------------------------

            Real Estate Investment Trusts ("REITs") are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest and payments. Similar to investment companies, such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the "Code"). A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

            Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

            Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small-capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.


            REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.


Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------

            A repurchase agreement is an agreement by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of a repurchase agreement, a Portfolio monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Portfolio to invest temporarily available cash on a fully collateralized basis, repurchase agreements permit the Portfolio to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Portfolio.

            The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, a Portfolio would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Portfolio may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Portfolio's rights. The Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions.



            A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, is two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. A Portfolio has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements
-----------------------------

            Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, a Portfolio sells portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the "interest cost" to the Portfolio of the reverse repurchase transaction, i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash invested in portfolio securities.

            Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Portfolio's common stocks because the Portfolio uses the proceeds to make investments in other securities. See "Borrowing and Use of Leverage" below.

Rights and Warrants
-------------------

            A Portfolio may invest in rights and warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolio's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Securities Acquired in Restructurings and Workouts
--------------------------------------------------

            A Portfolio's investments may include fixed-income securities (particularly lower-rated fixed-income securities) or loan participations that default or are in risk of default ("Distressed Securities"). A Portfolio's investments may also include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" or "DIP" financings). Distressed Securities may be the subject of restructurings outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings. In connection with these investments or an exchange or workout of such securities, a Portfolio may determine or be required to accept various instruments. These instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations. Depending upon, among other things, the Adviser's evaluation of the potential value of such securities in relation to the price that could be obtained at any given time if they were sold, a Portfolio may determine to hold the securities in its portfolio.

Securities Ratings
------------------


            The ratings of fixed-income securities by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") Fitch Ratings ("Fitch"), Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.


            Securities rated Baa, BBB+, BBB, or BBB- by S&P or Baa1, Baa2 or Baa3 by Moody's are considered by Moody's to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

            Non-rated securities will also be considered for investment by a Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a Portfolio to a degree comparable to that of rated securities which are consistent with a Portfolio's objectives and policies.

            The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Portfolios, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).

            The Adviser will try to reduce the risk inherent in a Portfolio's investment in fixed-income securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering high-yielding investments for a Portfolio, the Adviser will attempt to identify those fixed-income securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects and the experience and managerial strength of the issuer.

            Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Short Sales
------------

            A Portfolio may make short sales of securities or maintain a short position. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Special Situations
------------------

            A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Standby Commitment Agreements
-----------------------------

            A Portfolio may, from time to time, enter into standby commitment agreements. Such agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement a Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Portfolio has committed to purchase. The fee is payable whether or not the security is ultimately issued. A Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Portfolio and which are unavailable on a firm commitment basis.

            There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

            The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Portfolio's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products
-------------------

            A Portfolio may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

            Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

            Investing in structured products may be more efficient and less expensive for a Portfolio than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

            Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Portfolio to the credit risk of the issuer of the structured product.

            Structured Notes and Indexed Securities: A Portfolio may invest in a particular type of structured instrument sometimes referred to as a "structured note". The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.


            Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose a Portfolio economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, a Portfolio might receive interest or principal payments on the note that are determined based upon a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.


            Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, a Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive as an investor in the trust. A Portfolio's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, and leverage risk and management risk. These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

Trust Preferred Securities
--------------------------

            Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary's parent corporation. Unlike typical asset-backed securities, which have many underlying payors and usually are overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, resulting in a loss to a Portfolio. Trust preferred securities are subject to special risks. Dividend payments only will be paid if interest payments on the underlying obligations are made. These interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

U.S. Government Securities
--------------------------

            U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; and (iii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and FHLMC (which are, as described above, now in effect, backed by the full faith and credit of the U.S. Government due to the conservatorship of the agencies), and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.


            U.S. Government securities also include zero-coupon securities and principal-only securities and certain stripped mortgage-related securities. Zero-coupon securities are described in more detail in "Zero-Coupon Treasury Securities" below, and stripped mortgage-related securities and principal-only securities are described in more detail in "Mortgage-Related Securities and Other Asset-Backed Securities-Stripped Mortgage-Related Securities" above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

            Inflation-indexed securities such as Treasury Inflation-Protected Securities, or TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

            Inflation-indexed securities tend to react to changes in real interest rates. In general, the price of these securities can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of these securities may be vulnerable to changes in expectations of inflation. Interest payments on these securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.


            TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of TIPS increases with inflation and decreases with deflation, as measured by the CPI. When TIPS mature, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 30 years.

            Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Portfolio that holds the securities.

            U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

            Zero-Coupon Treasury Securities. Zero-coupon Treasury securities are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero-coupon security is a debt obligation that does not entitle the holder to any periodic payments prior to maturity but, instead, is issued and traded at a discount from its face amount. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero-coupon securities are generally more volatile than those of interest-bearing securities, and are likely to respond to changes in interest rates to a greater degree than otherwise comparable securities that do pay periodic interest. Current federal tax law requires that a holder (such as a Portfolio) of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. As a result, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, the Portfolio might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Adviser believes, however, that it is highly unlikely that it would be necessary to liquidate any portfolio securities for this purpose.

            Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).


Variable, Floating and Inverse Floating-Rate Securities
-------------------------------------------------------

            These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.


Variable Notes
--------------

            Variable amount master demand notes and variable amount floating-rate notes are obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the notes without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value plus accrued interest at any time. Variable amount floating-rate notes are subject to next-day redemption for 14 days after the initial investment therein. With both types of notes, therefore, a Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Portfolio considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Portfolio may invest in them only if, at the time of an investment, the issuer has an outstanding issue of unsecured debt rated Aa3 or better by Moody's or AA- or better by S&P or Fitch.

General
-------

            The Fund has voluntarily agreed that each Portfolio with the ability to invest in foreign issuers will adhere to the foreign security diversification guidelines promulgated by certain State Insurance Departments. Pursuant to these guidelines, each such Portfolio will invest in issuers from a minimum of five different foreign countries. This minimum will be reduced to four different foreign countries when securities of foreign issuers comprise less than 80% of the Portfolio's NAV, three different foreign countries when securities of foreign issuers comprise less than 60% of the Portfolio's NAV, two different foreign countries when securities of foreign issuers comprise less than 40% of the Portfolio's NAV and one foreign country when securities of foreign issuers comprise less than 20% of the Portfolio's NAV. The Fund has also voluntarily agreed that each Portfolio that may invest in securities of foreign issuers will limit its investment in the securities of issuers located in any one country to 20% of the Portfolio's NAV, except that the Portfolio may have an additional 15% of its NAV invested in securities of issuers located in Australia, Canada, France, Japan, the United Kingdom or Germany.

            In addition, the Fund has adopted an investment policy, which is not designated a "fundamental policy" within the meaning of the 1940 Act, of intending to have each Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon notice to shareholders of the Fund, but without their approval. For more information, see "Dividends, Distributions and Taxes" below.

Certain Risk and Other Considerations
-------------------------------------

            Borrowing and Use of Leverage. A Portfolio may use borrowings for investment purposes, subject to the restrictions of the 1940 Act. Borrowings by a Portfolio result in leveraging of the Portfolio's shares of common stock. The proceeds of such borrowings will be invested in accordance with the Portfolio's investment objective and policies. A Portfolio may also create leverage through the use of derivatives or use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and forward contracts. This means that the Portfolio uses the cash proceeds made available during the term of these transactions to make investments in other securities.


            Utilization of leverage, which is usually considered speculative, however, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the NAV of a Portfolio's shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. So long as a Portfolio is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause a Portfolio's shareholders to realize a higher net return than if the Portfolio were not leveraged. However, to the extent that the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the leveraged portion of a Portfolio's investment portfolio, the benefit of leverage to a Portfolio's shareholders will be reduced, and if the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return than if the Portfolio were not leveraged. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV per share than if a Portfolio were not leveraged. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV.


            Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales involve leverage and may expose a Portfolio to potential losses that, in some cases, may exceed the amount originally invested by the Portfolio. When a Portfolio engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Portfolio's exposure, on a marked-to-market or on another relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Portfolio's investment restriction concerning senior securities. The segregation of assets is intended to enable the Portfolio to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Portfolio's exposure to loss.

Real Estate Investments
-----------------------


            If a Portfolio, including, in particular, the Real Estate Investment Portfolio, receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company. Investments by the Real Estate Investment Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.





Risks of Investments in Securities of Foreign Issuers.
-----------------------------------------------------

            Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-U.S. companies, which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

            There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which a Portfolio may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.


            It is contemplated that securities of foreign issuers will be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.


            Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Portfolio may invest and could adversely affect a Portfolio's assets should these conditions or events recur.


            Foreign investment in the securities of companies in certain countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude Portfolio investment in certain securities of foreign issuers and increase the costs and expenses of a Portfolio. Certain countries in which a Portfolio may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.


            Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

            Income from certain investments held by a Portfolio could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Portfolio's NAV may also be affected by changes in the rates or methods of taxation applicable to that Portfolio or to entities in which that Portfolio has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Portfolio will not be subject to change. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio. See "Dividends, Distributions and Taxes".

            Investors should understand that the expense ratio of a fund investing in securities of foreign issuers may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of securities of foreign issuers is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.


            For many securities of foreign issuers, there are U.S. Dollar-denominated ADRs that are traded in the United States on exchanges or over-the-counter. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Portfolio can avoid currency risks which might occur during the settlement period for either purchases or sales.


            Foreign Currency Transactions. A Portfolio may invest in securities denominated in foreign currencies and a corresponding portion of the Portfolio's revenues will be received in such currencies. In addition, a Portfolio may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Portfolio's income. A Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Portfolio has this ability, there is no certainty as to whether and to what extent the Portfolio will engage in these practices.

            Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Portfolio's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Portfolio's total assets adjusted to reflect the Portfolio's net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

            A Portfolio will incur costs in connection with conversions between various currencies. A Portfolio may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet distribution requirements.

            If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if a Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, which themselves, involve certain special risks.


            Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options thereon, Options on Foreign Currencies and Over-the-Counter Options on Securities. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.


            Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Portfolio from responding to such events in a timely manner.


            Settlements of exercises of OTC forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

            Unlike transactions entered into by a Portfolio in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts and OTC options on securities and securities indices may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to SEC regulation. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

            In addition, OTC transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of OTC contracts, and the Portfolio could be required to retain options purchased or written, or forward currency exchange contracts entered into, until exercise, expiration or maturity. This in turn could limit the Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

            Further, OTC transactions are not subject to the guarantee of an exchange clearinghouse, and a Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. The Portfolio will enter into an OTC transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

            Transactions in OTC options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. A Portfolio is not able to determine at this time whether or to what extent additional restrictions on the trading of OTC options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

--------------------------------------------------------------------------------
                            INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

            Fundamental Investment Policies. The following investment restrictions may not be changed without approval by the vote of (1) 67% or more of the shares of that Portfolio represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares of that Portfolio, whichever is less.

            As a fundamental policy, a Portfolio:

            (a) may not concentrate investments in an industry as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;(1)

            (b) may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

            (c) may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

            (d) may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

            (e) may purchase or sell commodities or options thereon to the extent permitted by applicable law; and

-------------
1 The Real Estate Investment Portfolio has not adopted a policy to concentrate investments in any one industry. Although it invests generally in the real estate industry sector, the primary economic characteristics of companies in this sector are materially different. For example, the Real Estate Investment Portfolio invests in equity and mortgage REITs, each of which seeks different types of investments. Equity REITs invest directly in real estate properties, and mortgage REITs make loans to real estate owners and purchase mortgages on real estate. In addition, there are many different types of REITs in which the Real Estate Investment Portfolio may invest, including, for example, those that invest in shopping malls, industrial and office buildings, apartments, warehouses, lodging and hotels, and health care facilities. REITs may also invest in specific regions, states, or countries. Foreign REITs or other non-U.S. real estate investments may have significantly different characteristics than those in the United States.

            (f) may not act as an underwriter of securities, except that a Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

            As a fundamental policy, each Portfolio is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Portfolio's assets consist of:

            o     Cash or cash items;

            o     Government securities;

            o     Securities of other investment companies; and

            o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Portfolio.

Non-Fundamental Investment Policies
-----------------------------------

            As a matter of non-fundamental policy, each Portfolio has adopted a policy that provides that the Portfolio may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Portfolio may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

The Adviser
-----------

            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Board. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.


            The Adviser is a leading global investment management firm supervising client accounts with assets as of December 31, 2013, totaling approximately $450 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

            As of December 31, 2013, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:


              AXA and its subsidiaries                      63.1%
              Holding                                       35.4%
              Unaffiliated holders                           1.5%
                                                --------------------------------
                                                           100.0%
                                                ================================

            AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"). AllianceBernstein Holding L.P. ("Holding") is a Delaware limited partnership the units of which ("Holding Units"), are traded publicly on the Exchange under the ticker symbol "AB". As of December 31, 2013, AXA owned approximately 1.5% of the issued and outstanding assignments of beneficial ownership of Holding Units.

            AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 63.7% economic interest in the Adviser as of December 31, 2013.


Advisory Agreement and Expenses
-------------------------------

            The Adviser serves as investment manager and adviser of each of the Portfolios, continuously furnishes an investment program for each Portfolio, and manages, supervises and conducts the affairs of each Portfolio, subject to the oversight of the Board.

            Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Portfolios' portfolios of securities and investments, and provides persons satisfactory to the Board to act as officers of the Fund. Such officers or employees may be employees of the Adviser or of its affiliates.

            The Adviser is, under each Portfolio's Advisory Agreement, responsible for certain expenses incurred by the Portfolios, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of shares of the Portfolios (other than the portion of the promotional expenses borne by the Portfolios in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing prospectuses of the Fund and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).


            The Fund has, under the Advisory Agreement, assumed obligation to payment of all other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, the Fund may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Board. The following table shows, for the Portfolios listed, the amounts the Adviser received for such services during the fiscal year ended December 31, 2013.


PORTFOLIO                                      AMOUNT RECEIVED
---------                                      ---------------


Intermediate Bond Portfolio                        $54,102
Large Cap Growth Portfolio                         $54,101
Growth and Income Portfolio                        $54,103
Growth Portfolio                                   $54,090
International Growth Portfolio                     $54,097
Global Thematic Growth Portfolio                   $54,101
Small Cap Growth Portfolio                         $57,354
Real Estate Investment Portfolio                   $55,158
International Value Portfolio                      $55,155
Small/Mid Cap Value Portfolio                      $55,161
Value Portfolio                                    $55,163
Balanced Wealth Strategy Portfolio                 $55,156
Dynamic Asset Allocation Portfolio                 $54,422

            The Advisory Agreement continues in effect with respect to each Portfolio, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Board, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of such parties, as defined by the 1940 Act. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by the Board, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at meetings held on April 30-May 2, 2013, August 6-8, 2013 and November 5-7, 2013.


            Any material amendment to the Advisory Agreement must be approved by the vote of a majority of the outstanding securities of the relevant Portfolio and by the vote of a majority of the Directors who are not interested persons of the Fund or the Adviser. The Advisory Agreement is terminable without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities of each Portfolio, by a vote of a majority of the Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of the particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

            For services rendered by the Adviser under the Advisory Agreement, the Portfolios paid the Adviser, effective September 7, 2004, the annual percentage rates of the average daily NAV as listed below.

                                          CONTRACTUAL FEE, AS A PERCENTAGE OF
                                          THE PORTFOLIO'S AGGREGATE NET
PORTFOLIO                                 ASSETS
---------                                 --------------------------------------

Intermediate Bond Portfolio               .45 of 1% of the first $2.5 billion,
                                          .40 of 1% of the excess over $2.5
                                          billion up to $5 billion and .35 of
                                          1% of the excess over $5 billion

Large Cap Growth Portfolio                .75 of 1% of the first $2.5 billion,
                                          .65 of 1% of the excess over $2.5
                                          billion up to $5 billion and .60 of 1%
                                          of the excess over $5 billion

Growth and Income Portfolio               .55 of 1% of the first $2.5 billion,
                                          .45 of 1% of the excess over $2.5
                                          billion up to $5 billion and .40
                                          of 1% of the excess over $5 billion

International Growth Portfolio

                                          .75 of 1% of the first $2.5 billion,
                                          .65 of 1% of the excess over $2.5
                                          billion up to $5 billion and .60 of 1%
                                          of the excess over $5 billion

Growth Portfolio                          .75 of 1% of the first $2.5 billion,
                                          .65 of 1% of the excess over $2.5
                                          billion up to $5 billion and .60 of
                                          1% of the excess over $5 billion

Global Thematic Growth Portfolio          .75 of 1% of the first $2.5 billion,
                                          .65 of 1% of the excess over $2.5
                                          billion up to $5 billion and .60 of 1%
                                           of the excess over $5 billion

Small Cap Growth Portfolio                .75 of 1% of the first $2.5 billion,
                                          .65 of 1% of the excess over $2.5
                                          billion up to $5 billion and .60 of 1%
                                           of the excess over $5 billion

Real Estate Investment Portfolio          .55 of 1% of the first $2.5 billion,
                                          .45 of 1% of the excess over $2.5
                                          billion up to $5 billion and .40 of 1%
                                           of the excess over $5 billion

International Value Portfolio             .75 of 1% of the first $2.5 billion,
                                          .65 of 1% of the excess over $2.5
                                          billion up to $5 billion and .60 of
                                          1% of the excess over $5 billion

Small/Mid Cap Value Portfolio             .75 of 1% of the first $2.5 billion,
                                          .65 of 1% of the excess over $2.5
                                          billion up to $5 billion and .60 of
                                          1% of the excess over $5 billion

Value Portfolio                           .55 of 1% of the first $2.5 billion,
                                          .45 of 1% of the excess over $2.5
                                          billion up to $5 billion and .40 of
                                          1% of the excess over $5 billion

Balanced Wealth Strategy Portfolio        .55 of 1% of the first $2.5 billion,
                                          .45 of 1% of the excess over $2.5
                                          of the billion up to $5 billion and
                                          .40 of 1% excess over $5 billion


Dynamic Asset Allocation Portfolio*       .70 of 1% of average net assets
-----------


            These fees are accrued daily and paid monthly. The Adviser has contractually agreed for the period from the effective date of the Portfolios' Prospectuses to the effective date of the subsequent Prospectuses incorporating the Portfolios' annual financial statements (the "Period") to waive its fee and bear certain expenses so that total expenses do not exceed, on an annual basis, the percentages of average daily net assets for the share classes of the Portfolios listed below. This fee waiver and/or expense reimbursement agreement automatically extends each year unless the Adviser provides notice to the Portfolios at least 60 days prior to the end of the Period.


              Portfolios                               Expense Caps
              ----------                               ------------

International Value Portfolio                     Class A           1.20%
                                                  Class B           1.45%

Small/Mid Cap Value Portfolio                     Class A           1.20%
                                                  Class B           1.45%

Value Portfolio                                   Class A           1.20%
                                                  Class B           1.45%

Balanced Wealth Strategy Portfolio                Class A            .75%
                                                  Class B           1.00%

Dynamic Asset Allocation Portfolio                Class A            .85%
                                                  Class B           1.10%

             The following table shows, for each Portfolio, the amounts the Adviser received for such services for the last three fiscal years (or since commencement of operations).


                                           FISCAL YEAR END
PORTFOLIO                                    DECEMBER 31         AMOUNT RECEIVED
---------                                  ----------------      ---------------

Intermediate Bond Portfolio                    2011            $    663,933
                                               2012            $    537,093
                                               2013            $    434,235

Large Cap Growth Portfolio                     2011            $  3,016,811
                                               2012            $  2,763,102
                                               2013            $  2,852,269

Growth and Income Portfolio                    2011            $  5,209,331
                                               2012            $  4,970,692
                                               2013            $  4,768,536

Growth Portfolio                               2011            $    688,064
                                               2012            $    588,623
                                               2013            $    567,821

International Growth Portfolio                 2011            $  1,346,487
                                               2012            $  1,134,380
                                               2013            $  1,169,423

Global Thematic Growth Portfolio               2011            $  1,394,681
                                               2012            $  1,041,640
                                               2013            $    982,709

Small Cap Growth Portfolio                     2011            $    450,810
                                               2012            $    449,446
                                               2013            $    472,772

Real Estate Investment Portfolio               2011            $    424,010
                                               2012            $    446,395
                                               2013            $    431,175

Small/Mid Cap Value Portfolio                  2011            $  3,851,236
                                               2012            $  3,713,115
                                               2013            $  4,524,964

Value Portfolio                                2011            $  1,066,870
                                               2012            $    929,258
                                               2013            $    835,428

International Value Portfolio                  2011            $  9,735,549
                                               2012            $  8,309,168
                                               2013            $  6,918,754

Balanced Wealth Strategy Portfolio             2011            $  3,138,158
                                               2012            $  3,039,523
                                               2013            $  2,977,291

Dynamic Asset Allocation Portfolio             2011            $          0
                                               2012            $    715,573
                                               2013            $  1,954,572

*The Fund commenced operations April 1, 2011


            The amounts received in the table above are net of the amounts the Adviser waived under a contractual fee waiver or otherwise. Amounts waived were:





                                                          AMOUNT WAIVED UNDER
                                                       CONTRACTUAL FEE WAIVER OR
                                                              OTHERWISE
                                                              ---------

Dynamic Asset Allocation Portfolio             2011            $259,480*
                                               2012            $268,372
                                               2013            $106,958
-------------------


* Waiver excludes administrative fee waiver. The Adviser reimbursed the Portfolio an additional amount of $112,620 in 2011 for certain of its non-advisory expenses.


            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Core Opportunities Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Discovery Growth Fund, Inc., AllianceBernstein Equity Income Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Risk Allocation Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Trust, AllianceBernstein Unconstrained Bond Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein Multi-Manager Alternative Fund, AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., and Alliance New York Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AllianceBernstein Fund Complex", while all of these investment companies, except the Sanford C. Bernstein Fund, Inc. and the AllianceBernstein Multi-Manager Alternative Fund, are referred to collectively below as the "AllianceBernstein Funds".


Board of Directors Information
-------------------------------

            Certain information concerning the Directors is set forth below.


                                                                                            OTHER PUBLIC
                                                                                            COMPANY
                                                                      PORTFOLIOS IN         DIRECTORSHIPS
                                  PRINCIPAL                           ALLIANCEBERNSTEIN     HELD BY
NAME, ADDRESS*,                   OCCUPATION(S)                       FUND COMPLEX          DIRECTOR
AGE AND (YEAR                     DURING PAST FIVE                    OVERSEEN              IN THE PAST
FIRST ELECTED**)                  YEARS OR LONGER                     BY DIRECTOR           FIVE YEARS
----------------                  ----------------                    ------------          -----------
INDEPENDENT DIRECTORS
Chairman of the Board

Marshall C. Turner, Jr., #, ^     Private Investor since prior to             100           Xilinx, Inc.
72                                2009.  Former CEO of Dupont                               (programmable logic
(2005)                            Photomasks, Inc. (components of                           semi-conductors) and
                                  semi-conductor manufacturing),                            SunEdison, Inc.
                                  2003-2006, and interim CEO                                (semi-conductor
                                  1999-2000.  Interim CEO of MEMC                           substrates, solar
                                  Electronic Materials, Inc.                                materials and solar
                                  (semi-conductor and solar cell                            power plants) since
                                  substrates) from November 2008                            prior to 2009
                                  until March 2009.  He has
                                  extensive operating and
                                  early-stage investment
                                  experience, including prior
                                  service as a general partner of
                                  three institutional venture
                                  capital partnerships, and serves
                                  on the boards of three education
                                  and science-related non-profit
                                  organizations.  He has served as
                                  a director of one
                                  AllianceBernstein fund since
                                  1992, and director or trustee of
                                  multiple AllianceBernstein funds
                                  since 2005.  He is Chairman of
                                  the AllianceBernstein Funds since
                                  January 2014, and the Chairman of
                                  the Independent Directors
                                  Committee of such Funds since
                                  February 2014.
John H. Dobkin, #                 Independent Consultant since                100           None
72                                prior to 2009.  Formerly,
(1992)                            President of Save Venice, Inc.
                                  (preservation organization) from
                                  2001 - 2002; Senior Advisor from
                                  June 1999 - June 2000 and
                                  President of Historic Hudson
                                  Valley (historic preservation)
                                  from December 1989 - May 1999.
                                  Previously, Director of the
                                  National Academy of Design. He
                                  has served as a director or
                                  trustee of various
                                  AllianceBernstein Funds since
                                  1992.

Michael J. Downey, #              Private Investor since prior to             100           Asia Pacific Fund, Inc.
70                                2009.  Formerly, managing partner                         since prior to 2009,
(2005)                            of Lexington Capital, LLC                                 Prospect Acquisition
                                  (investment advisory firm) from                           Corp. (financial
                                  December 1997 until December                              services) from 2007
                                  2003.  From 1987 until 1993,                              until 2009 and The
                                  Chairman and CEO of Prudential                            Merger Fund since prior
                                  Mutual Fund Management, director                          to 2009 until 2013
                                  of the Prudential mutual funds
                                  and member of the Executive
                                  Committee of Prudential
                                  Securities Inc. He has served as
                                  a director or trustee of the
                                  AllianceBernstein Funds since
                                  2005 and is a director and
                                  Chairman of one other registered
                                  investment company.

William H. Foulk, Jr., #, ##      Investment Adviser and an                   100           None
81                                Independent Consultant since
(1990)                            prior to 2009.  Previously, he
                                  was Senior Manager of Barrett
                                  Associates, Inc., a registered
                                  investment adviser.  He was
                                  formerly Deputy Comptroller and
                                  Chief Investment Officer of the
                                  State of New York and, prior
                                  thereto, Chief Investment Officer
                                  of the New York Bank for Savings.
                                  He has served as a director or
                                  trustee of various
                                  AllianceBernstein Funds since
                                  1983 and has been Chairman of the
                                  Independent Directors Committee
                                  of the AllianceBernstein Funds
                                  since 2003 until early February
                                  2014.  He served as Chairman of
                                  such Funds from 2003 through
                                  December 2013.

D. James Guzy, #                  Chairman of the Board of SRC                100           PLX Technology
78                                Computers, Inc.                                           (semi-conductors) since
(2005)                            (semi-conductors), with which he                          prior to 2009 until
                                  has been associated since prior                           February 2014, and
                                  to 2009. He served as Chairman of                         Cirrus Logic Corporation
                                  the Board of PLX Technology                               (semi-conductors) since
                                  (semi-conductors) since prior to                          prior to 2009 until July
                                  2009 until February 2014.  He was                         2011
                                  a director of Intel Corporation
                                  (semi-conductors) from 1969 until
                                  2008, and served as Chairman of
                                  the Finance Committee of such
                                  company for several years until
                                  May 2008. He has served as a
                                  director or trustee of one or
                                  more of the AllianceBernstein
                                  Funds since 1982.

Nancy P. Jacklin, #               Professorial Lecturer at the                100           None
65                                Johns Hopkins School of Advanced
(2006)                            International Studies since 2008.
                                  Formerly, U.S. Executive Director
                                  of the International Monetary
                                  Fund (December 2002-May 2006);
                                  Partner, Clifford Chance
                                  (1992-2002); Sector Counsel,
                                  International Banking and
                                  Finance, and Associate General
                                  Counsel, Citicorp (1985-1992);
                                  Assistant General Counsel
                                  (International), Federal Reserve
                                  Board of Governors (1982-1985);
                                  and Attorney Advisor, U.S.
                                  Department of the Treasury
                                  (1973-1982).  Member of the Bar
                                  of the District of Columbia and
                                  of New York; and member of the
                                  Council on Foreign Relations. She
                                  has served as a director or
                                  trustee of the AllianceBernstein
                                  Funds since 2006.

Garry L. Moody, #                 Independent Consultant. Formerly,           100           Greenbacker Renewable
62                                Partner, Deloitte & Touche LLP                            Energy Company LLC
(2008)                            (1995-2008) where he held a                               (renewable energy and
                                  number of senior positions,                               energy efficiency
                                  including Vice Chairman, and U.S.                         projects) from August
                                  and Global Investment Management                          2013 until January 2014
                                  Practice Managing Partner;
                                  President, Fidelity Accounting
                                  and Custody Services Company
                                  (1993-1995); and Partner, Ernst &
                                  Young LLP (1975-1993), where he
                                  served as the National Director
                                  of Mutual Fund Tax Services and
                                  Managing Partner of its Chicago
                                  Office Tax department.  He is a
                                  member of both the Governing
                                  Council of the Independent
                                  Directors Council (IDC), an
                                  organization of independent
                                  directors of mutual funds, and
                                  the Trustee Advisory Board of
                                  Board IQ, a biweekly publication
                                  focused on issues and news
                                  affecting directors of mutual
                                  funds. He has served as a
                                  director or trustee, and as
                                  Chairman of the Audit Committee,
                                  of the AllianceBernstein Funds
                                  since 2008.

Earl D. Weiner, #                 Of Counsel, and Partner prior to            100           None
74                                January 2007, of the law firm
(2007)                            Sullivan & Cromwell LLP and
                                  member of ABA Federal Regulation
                                  of Securities Committee Task
                                  Force to draft editions of the
                                  Fund Director's Guidebook. He has
                                  served as a director or trustee
                                  of the AllianceBernstein Funds
                                  since 2007 and is Chairman of the
                                  Governance and Nominating
                                  Committees of the Funds.

INTERESTED DIRECTOR
Robert M. Keith +                 Senior Vice President of the                100           None
1345 Avenue of the Americas,      Adviser++ and the head of
New York, NY 10105                AllianceBernstein Investments,
53                                Inc. ("ABI")++ since July 2008;
(2010)                            Director of ABI and President of
                                  the AllianceBernstein Mutual
                                  Funds. Previously, he served as
                                  Executive Managing Director of
                                  ABI from December 2006 to June
                                  2008.  Prior to joining ABI in
                                  2006, Executive Managing Director
                                  of Bernstein Global Wealth
                                  Management, and prior thereto,
                                  Senior Managing Director and
                                  Global Head of Client Service and
                                  Sales of the Adviser's
                                  institutional investment
                                  management business since 2004.
                                  Prior thereto, he was Managing
                                  Director and Head of North
                                  American Client Service and Sales
                                  in the Adviser's institutional
                                  investment management business,
                                  with which he had been associated
                                  since prior to 2004.

------------

*     The address for each of the Fund's Directors is c/o AllianceBernstein
      L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New
      York, NY 10105.

**    There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##    Member of the Fair Value Pricing Committee.

+ Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.

++    The Adviser and ABI are affiliates of the Fund.

^     Mr. Turner became Chairman of the Board on January 1, 2014.


            The business and affairs of the Fund are overseen by the direction of the Board. Directors who are not "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors". Certain information concerning the Fund's governance structure and each Director is set forth below.


            Experience, Skills, Attributes, and Qualifications of the Fund's Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Director the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

            The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.


            In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as a trustee or director of the Fund, is provided in the table above and in the next paragraph.


            Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), has served as Chairman of the Independent Directors Committee from 2003 until early February 2014, served as Chairman of the AllianceBernstein Funds from 2003 through December 2013, and is active in a number of mutual fund-related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AllianceBernstein Funds; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of both the governing council of an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, has served as a director of Greenbacker Renewable Energy Company LLC and has served as a director or trustee and Chairman of the Audit Committee of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director (including as Chairman and Chief Executive officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AllianceBernstein Funds since January 2014 and the Independent Directors Committee of such Funds since February 2014; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of the AllianceBernstein Funds since 2007. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.


            Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Adviser to manage the Fund's Portfolios on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of the Fund in accordance with each Portfolio's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. The Board typically meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees - the Audit, Governance and Nominating, Independent Directors, and Fair Value Pricing Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may, from time to time, engage consultants and other advisors, to assist them in performing their oversight responsibilities.

            An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

            Risk Oversight. The Fund and its Portfolios are subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund and its Portfolios resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Fund or its Portfolios; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.


            Risk oversight forms part of the Board's general oversight of the Portfolios' investment programs and operations and is addressed as part of various regular Board and committee activities. The Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), the Fund's Senior Officer (who is also the Fund's independent compliance officer), the Fund's Chief Compliance Officer, its independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and its Portfolios and the Adviser's risk management programs.


            Not all risks that may affect the Fund and its Portfolios can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Portfolios' goals. As a result of the foregoing and other factors the Fund's and its Portfolios' ability to manage risk is subject to substantial limitations.

            Board Committees. The Board has four standing committees - an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing, and Independent Directors Committees are identified above.

            The function of the Audit Committee is to assist the Board in its oversight of the Portfolios' financial reporting process. The Audit Committee met three times during each Portfolios' most recently completed fiscal year.

            The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee met three times during each Portfolios' most recently completed fiscal year.


            The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by the Fund's current Board members, officers, the Adviser, stockholders and other appropriate sources.


            Pursuant to the Charter, the Governance and Nominating Committee will consider candidates for nomination as a Director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Portfolio's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund no less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

            Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person", information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of each Portfolio of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

            The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

            The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, and the candidate's ability to qualify as an Independent Director or Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

            The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by a Portfolio made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Portfolio's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Portfolios' most recently completed fiscal year.


            The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met seven times during the Portfolios' most recently completed fiscal year.


            The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities of funds in the AllianceBernstein Fund Complex owned by each Director are set forth below.



                                                              AGGREGATE DOLLAR
                               DOLLAR RANGE OF                RANGE OF EQUITY
                               EQUITY SECURITIES              SECURITIES IN THE
                               IN THE PORTFOLIOS              ALLIANCEBERNSTEIN
                               AS OF                          FUND COMPLEX AS OF
                               DECEMBER 31, 2013*             DECEMBER 31, 2013
                               ------------------             -----------------

John H. Dobkin                        None                      Over $100,000
Michael J. Downey                     None                      Over $100,000
William H. Foulk, Jr.                 None                      Over $100,000
D. James Guzy                         None                      Over $100,000
Nancy P. Jacklin                      None                      Over $100,000
Robert M. Keith                       None                            $0
Garry L. Moody                        None                      Over $100,000
Marshall C. Turner, Jr.               None                      Over $100,000
Earl D. Weiner                        None                      Over $100,000

-----------

* The Directors cannot directly invest in the Fund's Portfolios, because direct investments in the Portfolios may be made only by variable annuity and variable life insurance separate accounts.



Officer Information
-------------------

            Certain information concerning the Fund's officers is set forth below.


NAME, ADDRESS* AND                   POSITION(S)                            PRINCIPAL OCCUPATION
AGE                                  HELD WITH FUND                         DURING PAST FIVE YEARS
------------------                   --------------                         ----------------------

Robert M. Keith,                     President and Chief Executive          See biography above.
53                                   Officer

Philip L. Kirstein,                  Senior Vice President                  Senior Vice President and
68                                   and Independent Compliance             Independent Compliance Officer of
                                     Officer                                the Funds in the AllianceBernstein
                                                                            Fund Complex and Chief Compliance
                                                                            Officer until December 31, 2013 of
                                                                            the AllianceBernstein Funds, with
                                                                            which he has been associated since
                                                                            2004.  Prior thereto, he was Of
                                                                            Counsel to Kirkpatrick & Lockhart,
                                                                            LLP from October 2003 to October
                                                                            2004, and General Counsel of Merrill
                                                                            Lynch Investment Managers L.P. since
                                                                            prior to March 2003.

Vincent S. Noto,                     Chief Compliance Officer               Chief Compliance Officer of the
49                                                                          AllianceBernstein Funds, and Vice
                                                                            President of ABIS**, with which he
                                                                            has been associated since prior to
                                                                            2009.

Neil Abraham                         Vice President                         Senior Vice President of the
43                                                                          Adviser**, with which he has been
                                                                            associated since prior to 2009.

Bruce K. Aronow,                     Vice President                         Senior Vice President of the
47                                                                          Adviser**, with which he has been
                                                                            associated since prior to 2009.

Takeo Aso,                           Vice President                         Senior Vice President of the
49                                                                          Adviser**, with which he has been
                                                                            associated since prior to 2009.

Frank V. Caruso,                     Vice President                         Senior Vice President of the
57                                                                          Adviser**, with which he has been
                                                                            associated since prior to 2009.

Paul J. DeNoon,                      Vice President                         Senior Vice President of the
52                                                                          Adviser**, with which he has been
                                                                            associated since prior to 2009.

Vincent C. DuPont,                   Vice President                         Senior Vice President of the
51                                                                          Adviser**, with which he has been
                                                                            associated since prior to 2009.

Sharon E. Fay,                       Vice President                         Senior Vice President of the
53                                                                          Adviser**, with which she has been
                                                                            associated since prior to 2009.

John H. Fogarty,                     Vice President                         Senior Vice President of the
44                                                                          Adviser**, with which he has been
                                                                            associated since prior to 2009.

Eric J. Franco,                      Vice President                         Senior Vice President of the
54                                                                          Adviser**, with which he has been
                                                                            associated since prior to 2009.

Shawn E. Keegan,                     Vice President                         Vice President of the Adviser**,
42                                                                          with which he has been associated
                                                                            since prior to 2009.

N. Kumar Kirpalani,                  Vice President                         Senior Vice President of the
60                                                                          Adviser**, with which he has been
                                                                            associated since prior to 2009.

Samantha S. Lau,                     Vice President                         Senior Vice President of the
41                                                                          Adviser**, with which she has been
                                                                            associated since prior to 2009.

Avi Lavi,                            Vice President                         Senior Vice President of the
47                                                                          Adviser**, with which he has been
                                                                            associated since prior to 2009.

Daniel J. Loewy,                     Vice President                         Senior Vice President of the
39                                                                          Adviser**, with which he has been
                                                                            associated since prior to 2009.

James W. MacGregor,                  Vice President                         Senior Vice President of the
46                                                                          Adviser**, with which he has been
                                                                            associated since prior to 2009.

Alison M. Martier,                   Vice President                         Senior Vice President of the
57                                                                          Adviser**, with which she has been
                                                                            associated since prior to 2009.

Christopher W. Marx,                 Vice President                         Senior Vice President of the
46                                                                          Adviser**, with which he has been
                                                                            associated since prior to 2009.

Christopher H. Nikolich,             Vice President                         Senior Vice President of the
44                                                                          Adviser**, with which he has been
                                                                            associated since prior to 2009.

Joseph G. Paul,                      Vice President                         Senior Vice President of the
54                                                                          Adviser**, with which he has been
                                                                            associated since prior to 2009.

Douglas J. Peebles,                  Vice President                         Senior Vice President of the
48                                                                          Adviser**, with which he has been
                                                                            associated since prior to 2009.

Gregory L. Powell,                   Vice President                         Senior Vice President of the
55                                                                          Adviser**, with which he has been
                                                                            associated since prior to 2009.

Daniel C. Roarty,                    Vice President                         Senior Vice President of the
42                                                                          Adviser**, with which he has been
                                                                            associated since 2011.  Prior
                                                                            thereto, he was in research and
                                                                            portfolio management at Nuveen
                                                                            Investments since prior to 2009.

Patrick J. Rudden,                   Vice President                         Senior Vice President of the
51                                                                          Adviser**, with which he has been
                                                                            associated since prior to 2009.

Kevin F. Simms,                      Vice President                         Senior Vice President of the
48                                                                          Adviser**, with which he has been
                                                                            associated since prior to 2009.

Tassos M. Stassopoulos,              Vice President                         Senior Vice President of the
45                                                                          Adviser**, with which he has been
                                                                            associated since prior to 2009.

Wen-Tse Tseng,                       Vice President                         Senior Vice President of the
48                                                                          Adviser**, with which he has been
                                                                            associated since prior to 2009.

Andrew J. Weiner,                    Vice President                         Senior Vice President of the
45                                                                          Adviser**, with which he has been
                                                                            associated since prior to 2009.

Greg J. Wilensky,                    Vice President                         Senior Vice President of the
47                                                                          Adviser**, with which he has been
                                                                            associated since prior to 2009.

Vadim Zlotnikov,                     Vice President                         Senior Vice President of the
52                                                                          Adviser**, with which he has been
                                                                            associated since prior to 2009.

Joseph J. Mantineo,                  Treasurer and                          Senior Vice President of ABIS**,
55                                   Chief Financial                        with which he has been associated
                                     Officer                                since prior to 2009.

Emilie D. Wrapp,                     Secretary                              Senior Vice President, Assistant
58                                                                          General Counsel and Assistant
                                                                            Secretary of ABI**, with which she
                                                                            has been associated since prior to
                                                                            2009.

Phyllis J. Clarke,                   Controller and Chief Accounting        Vice President of ABIS**, with which
53                                   Officer                                she has been associated since prior
                                                                            to 2009.
--------

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    The Adviser, ABI and ABIS are affiliates of the Fund.


            The Fund's Portfolios do not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund's Portfolios to each of the Directors during each Portfolio's fiscal year ended December 31, 2013, the aggregate compensation paid to each of the Directors during calendar year 2013 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund or its Portfolios nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more registered investment companies in the AllianceBernstein Fund Complex.




                            Aggregate            Aggregate              Aggregate
                            Compensation         Compensation           Compensation            Aggregate
                            From Intermediate    From Large Cap         From Growth and         Compensation
Name of Director            Bond Portfolio       Growth Portfolio       Income Portfolio        From Growth Portfolio
----------------            --------------       ----------------       ----------------        ---------------------

John H. Dobkin                   $503                  $503                    $503                   $503
Michael J. Downey                $503                  $561                    $646                   $503
William H. Foulk, Jr.            $941                $1,049                  $1,187                   $936
D. James Guzy                    $537                  $624                    $796                   $528
Nancy P. Jacklin                 $503                  $544                    $611                   $503
Robert M. Keith                  $  0                  $  0                    $  0                   $  0
Garry L. Moody                   $570                  $625                    $712                   $570
Marshall C. Turner, Jr.          $503                  $503                    $503                   $503
Earl D. Weiner                   $538                  $538                    $547                   $538





                            Aggregate            Aggregate              Aggregate               Aggregate
                            Compensation         Compensation           Compensation            Compensation
                            From International   From Global Thematic   From Small Cap          From Real Estate
Name of Director            Growth Portfolio     Growth Portfolio       Growth Portfolio        Investment Portfolio
----------------            ----------------     ----------------       ----------------        --------------------

John H. Dobkin                     $503                  $503                    $503                   $503
Michael J. Downey                  $527                  $509                    $503                   $503
William H. Foulk, Jr.              $957                  $944                    $936                   $941
D. James Guzy                      $555                  $546                    $523                   $532
Nancy P. Jacklin                   $516                  $509                    $503                   $503
Robert M. Keith                    $  0                  $  0                    $  0                   $  0
Garry L. Moody                     $593                  $575                    $570                   $570
Marshall C. Turner, Jr.            $503                  $503                    $503                   $503
Earl D. Weiner                     $538                  $538                    $538                   $538




                            Aggregate            Aggregate              Aggregate               Aggregate
                            Compensation         Compensation           Compensation            Compensation
                            From International   From Small/Mid Cap     From                    From Balanced Wealth
Name of Director            Value Portfolio      Value Portfolio        Value Portfolio         Strategy Portfolio
----------------            ---------------      ---------------        ---------------         --------------------

John H. Dobkin                     $503                  $503                    $503                   $503
Michael J. Downey                  $661                  $599                    $522                   $590
William H. Foulk, Jr.            $1,195                $1,120                    $950                 $1,101
D. James Guzy                      $831                  $690                    $556                   $687
Nancy P. Jacklin                   $622                  $574                    $515                   $571
Robert M. Keith                    $  0                  $  0                    $  0                   $  0
Garry L. Moody                     $726                  $663                    $593                   $660
Marshall C. Turner, Jr.            $503                  $503                    $503                   $503
Earl D. Weiner                     $547                  $545                    $538                   $544






                            Aggregate
                            Compensation
                            From Dynamic Asset
Name of Director            Allocation Portfolio
----------------            ---------------------

John H. Dobkin                     $503
Michael J. Downey                  $545
William H. Foulk, Jr.            $1,024
D. James Guzy                      $588
Nancy P. Jacklin                   $534
Robert M. Keith                    $  0
Garry L. Moody                     $611
Marshall C. Turner, Jr.            $503
Earl D. Weiner                     $538




                                                                              Total Number of
                                                   Total Number of            Investment
                                                   Registered Investment      Portfolios in the
                                                   Companies in the           AllianceBernstein
                                                   AllianceBernstein          Fund Complex,
                            Total Compensation     Fund Complex,              Including the Fund,
                            From the               Including the Fund,        as to which the
                            AllianceBernstein      as to which the            Director is a
                            Fund Complex,          Director is                Director or
Name of Director            Including the Fund     a Director or Trustee      Trustee
-----------------           ------------------     ---------------------      -----------------

John H. Dobkin              $262,000                          31                   100
Michael J. Downey           $262,000                          31                   100
William H. Foulk, Jr.       $487,000                          31                   100
D. James Guzy               $262,000                          31                   100
Nancy P. Jacklin            $262,000                          31                   100
Robert M. Keith             $      0                          31                   100
Garry L. Moody              $297,000                          31                   100
Marshall C. Turner, Jr.     $262,000                          31                   100
Earl D. Weiner              $280,000                          31                   100



          As of April 4, 2014, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.


Additional Information About The Portfolios' Portfolio Managers
---------------------------------------------------------------

            Additional information regarding the investment professional(s)(2) primarily responsible for the day-to-day management of each Portfolio's portfolio may be found below. For additional information about the portfolio management of each Portfolio, see "Management of the Portfolios - Portfolio Managers" in the Portfolio's Prospectuses.

---------------

2 Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular Portfolio will vary from Portfolio to Portfolio.

            None of the investment professionals identified below owned any equity securities of the Portfolio directly or indirectly because shares of the Portfolio are held through the separate accounts of certain life insurance companies (the "Insurers").

INTERMEDIATE BOND PORTFOLIO

            The day-to-day management of, and investment decisions for, the Portfolio are made by the Adviser's U.S. Core Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2013.


---------------------------------------------------------------------------------------------------------------
                                       REGISTERED INVESTMENT COMPANIES
                                          (excluding the Portfolio)
---------------------------------------------------------------------------------------------------------------

                         Total Number of                          Number of Registered  Total Assets of
                         Registered                               Investment Companies  Registered Investment
                         Investment        Total Assets of        Managed with          Companies Managed with
                         Companies         Registered Investment  Performance-based     Performance-
Portfolio Manager        Managed           Companies Managed      Fees                  based Fees
----------------------------------------------------------------------------------------------------------------

Paul J. DeNoon                    8           $16,787,000,000             None                   None
Shawn E. Keegan                   1           $   227,000,000             None                   None
Alison M. Martier                39           $ 8,576,000,000             None                   None
Douglas J. Peebles               32           $ 8,520,000,000             None                   None
Greg J. Wilensky                 39           $ 8,576,000,000             None                   None
----------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------
                                       OTHER POOLED INVESTMENT VEHICLES
---------------------------------------------------------------------------------------------------------------

                                                                  Total Assets of
                         Total Number        Total Assets of      Number of Other        Other Pooled
                         of Other Pooled     Other Pooled         Pooled Investment      Investment
                         Investment          Investment           Vehicles Managed       Vehicles Managed
                         Vehicles            Vehicles             with Performance-      with Performance-
Portfolio Manager        Managed             Managed              based Fees             based Fees
----------------------------------------------------------------------------------------------------------------
Paul J. DeNoon                   19            $36,201,000,000           None                    None
Shawn E. Keegan                  14            $13,771,000,000           None                    None
Alison M. Martier                27            $   645,000,000           None                    None
Douglas J. Peebles               44            $ 4,368,000,000             1                  $5,000,000
Greg J. Wilensky                 30            $   917,000,000           None                    None
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                                OTHER ACCOUNTS
----------------------------------------------------------------------------------------------------------------
                                                                                         Total Assets of
                          Total Number                             Number of Other       Other Accounts
                          of Other           Total Assets          Accounts Managed      Managed with
                          Accounts           of Other              with Performance-     Performance-
Portfolio Manager         Managed            Accounts Managed      based Fees            based Fees
----------------------------------------------------------------------------------------------------------------
Paul J. DeNoon                    29            $ 9,311,000,000            1              $1,024,000,000
Shawn E. Keegan                  123            $51,833,000,000            3              $3,040,000,000
Alison M. Martier                134            $12,144,000,000            1              $  274,000,000
Douglas J. Peebles                96            $33,958,000,000            9              $3,082,000,000
Greg J. Wilensky                 135            $12,500,000,000            2              $  630,000,000
----------------------------------------------------------------------------------------------------------------


LARGE CAP GROWTH PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the Adviser's U.S. Large Cap Growth Investment Team. Mr. Frank V. Caruso, Mr. Vincent C. DuPont and Mr. John H. Fogarty are the investment professionals with the most significant responsibility for the to-day management of the Portfolio.


            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. Frank V. Caruso, Mr. Vincent C. DuPont and Mr. John H. Fogarty also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2013.




----------------------------------------------------------------------------------------------------------------
                                       REGISTERED INVESTMENT COMPANIES
                                             (excluding the Fund)
----------------------------------------------------------------------------------------------------------------

                                                                     Number of            Total Assets of
                                                                     Registered           Registered
                            Total Number       Total Assets of       Investment           Investment
                            of Registered      Registered            Companies            Companies
                            Investment         Investment            Managed with         Managed with
                            Companies          Companies             Performance-         Performance-
Portfolio Manager           Managed            Managed               based Fees           based Fees
----------------------------------------------------------------------------------------------------------------

Frank V. Caruso                    31             $7,658,000,000            None                  None
Vincent C. DuPont                  28             $6,978,000,000            None                  None
John H. Fogarty                    30             $7,684,000,000            None                  None
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                       OTHER POOLED INVESTMENT VEHICLES
----------------------------------------------------------------------------------------------------------------

                                                                     Number of            Total Assets of
                            Total Number                             Other Pooled         Other Pooled
                            of Other                                 Investment           Investment
                            Pooled             Total Assets of       Vehicles             Vehicles
                            Investment         Other Pooled          Managed with         Managed with
                            Vehicles           Investment            Performance-         Performance-
Portfolio Manager           Managed            Vehicles Managed      based Fees           based Fees
----------------------------------------------------------------------------------------------------------------
Frank V. Caruso                    20                $496,000,000           None                  None
Vincent C. DuPont                  20                $458,000,000           None                  None
John H. Fogarty                    22                $759,000,000           None                  None
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                                OTHER ACCOUNTS
----------------------------------------------------------------------------------------------------------------
                                                                     Number of           Total Assets of
                            Total Number                             Other Accounts      Other Accounts
                            of Other           Total Assets of       Managed with        Managed with
                            Accounts           Other Accounts        Performance-        Performance-
Portfolio Manager           Managed            Managed               based Fees          based Fees
----------------------------------------------------------------------------------------------------------------
Frank V. Caruso                  26,648           $5,733,000,000             1                $32,000,000
Vincent C. DuPont                26,648           $5,717,000,000             1                $16,000,000
John H. Fogarty                  26,648           $5,717,000,000             1                $16,000,000
----------------------------------------------------------------------------------------------------------------


GROWTH AND INCOME PORTFOLIO


            Mr. Frank V. Caruso is the investment professional primarily responsible for the day-to-day management of the Portfolio's portfolio. Mr. Caruso does not own any equity securities of the Portfolio directly or indirectly because shares of the Portfolio are held through the separate accounts of certain Insurers. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. Caruso also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2013.




----------------------------------------------------------------------------------------------------------------
                                        REGISTERED INVESTMENT COMPANIES
                                           (excluding the Portfolio)
----------------------------------------------------------------------------------------------------------------
                                                          Number of Registered      Total Assets of
Total Number of                                           Investment Companies      Registered Investment
Registered                  Total Assets of               Managed with              Companies Managed
Investment                  Registered Investment         Performance-              with Performance-
Companies Managed           Companies Managed             based Fees                based Fees
----------------------------------------------------------------------------------------------------------------
            31                     $7,205,000,000                   None                       None
----------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------
                                       OTHER POOLED INVESTMENT VEHICLES
----------------------------------------------------------------------------------------------------------------
                                                          Number of Other            Total Assets of Other
                                                          Pooled Investment          Pooled Investment
Total Number of             Total Assets of               Vehicles Managed           Vehicles Managed
Other Pooled                Other Pooled                  with Performance-          with Performance-
Investment                  Investment Vehicles           based Fees                 based Fees
Vehicles Managed            Managed
----------------------------------------------------------------------------------------------------------------
            20                      $496,000,000                    None                        None
----------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------
                                                OTHER ACCOUNTS
----------------------------------------------------------------------------------------------------------------
                                                                                     Total Assets of Other
Total Number of                                         Number of Other              Accounts Managed
Other Accounts              Total Assets of             Accounts Managed             with Performance-
Managed                     Other Accounts              with Performance-            based Fees
                            Managed                     based Fees
----------------------------------------------------------------------------------------------------------------
          26,648                  $5,733,000,000                     1                      $32,000,000
----------------------------------------------------------------------------------------------------------------


GROWTH PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the Adviser's Growth Investment Team. Mr. Bruce K. Aronow, Mr. Frank V. Caruso and Mr. John H. Fogarty are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2013.




----------------------------------------------------------------------------------------------------------------
                                           REGISTERED INVESTMENT COMPANIES
                                                 (excluding the Fund)
----------------------------------------------------------------------------------------------------------------
                                                                       Number of          Total Assets of
                             Total                                     Registered         Registered
                             Number of                                 Investment         Investment
                             Registered       Total Assets of          Companies          Companies
                             Investment       Registered               Managed with       Managed
                             Companies        Investment               Performance-       with Performance-
Portfolio Manager            Managed          Companies Managed        based Fees         based Fees
----------------------------------------------------------------------------------------------------------------
Bruce K. Aronow                 32            $5,184,000,000             None                  None
Frank V. Caruso                 31            $8,786,000,000             None                  None
John H. Fogarty                 30            $8,024,000,000             None                  None
----------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------
                                        OTHER POOLED INVESTMENT VEHICLES
----------------------------------------------------------------------------------------------------------------

                                                                       Number of
                             Total                                     Other Pooled        Total Assets of
                             Number of        Total Assets of          Investment          Other Pooled
                             Other Pooled      Other Pooled            Vehicles            Investment Vehicles
                             Investment       Investment               Managed with        Managed with
                             Vehicles         Vehicles                 Performance-        Performance-based
Portfolio Manager            Managed          Managed                  Based Fees          Fees
----------------------------------------------------------------------------------------------------------------
Bruce K. Aronow                29               $194,000,000             None                  None
Frank V. Caruso                20               $496,000,000             None                  None
John H. Fogarty                22               $759,000,000             None                  None
----------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------
                                                 OTHER ACCOUNTS
----------------------------------------------------------------------------------------------------------------

                             Total                                      Number of          Total Assets of
                             Number of        Total Assets of           Other Accounts     Other Accounts
                             Other            Other                     Managed with       Managed with
                             Accounts         Accounts                  Performance-       Performance-
Portfolio Manager            Managed          Managed                   based Fees         based Fees
----------------------------------------------------------------------------------------------------------------
Bruce K. Aronow                 29             $ 3,855,000,000               3               $482,000,000
Frank V. Caruso               31,003           $15,102,000,000               1               $ 32,000,000
John H. Fogarty               26,648           $ 5,717,000,000               1               $ 16,000,000
----------------------------------------------------------------------------------------------------------------


GLOBAL THEMATIC GROWTH PORTFOLIO


            The day-to-day management of, and investment decisions for, the Portfolio's portfolio are made by the Adviser's Global Growth and Thematic Investment Team. Mr. Daniel C. Roarty and Mr. Tassos M. Stassopoulos are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. Daniel C. Roarty and Mr. Tassos M. Stassopoulos also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2013.





----------------------------------------------------------------------------------------------------------------
                                           REGISTERED INVESTMENT COMPANIES
                                                 (excluding the Fund)
----------------------------------------------------------------------------------------------------------------

                                                                       Number of          Total Assets of
                             Total                                     Registered         Registered
                             Number of                                 Investment         Investment
                             Registered       Total Assets of          Companies          Companies
                             Investment       Registered               Managed with       Managed
                             Companies        Investment               Performance-       with Performance-
Portfolio Manager            Managed          Companies Managed        based Fees         based Fees
----------------------------------------------------------------------------------------------------------------
Daniel C. Roarty                35              $ 8,388,000,000            None                  None
Tassos M. Stassopoulos          36              $13,902,000,000            None                  None
----------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------
                                        OTHER POOLED INVESTMENT VEHICLES
----------------------------------------------------------------------------------------------------------------

                                                                       Number of           Total Assets of
                             Total                                     Other Pooled        Other Pooled
                             Number of                                 Investment          Investment
                             Other Pooled     Total Assets of          Vehicles            Vehicles
                             Investment       Other Pooled             Managed with        Managed with
                             Vehicles         Investment Vehicles      Performance-        Performance-based
Portfolio Manager            Managed          Managed                  Based Fees          Fees
----------------------------------------------------------------------------------------------------------------
Daniel C. Roarty               105              $27,066,000,000              2                $365,000,000
Tassos M. Stassopoulos         115              $27,281,000,000              2                $365,000,000
----------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------
                                                 OTHER ACCOUNTS
----------------------------------------------------------------------------------------------------------------

                                                                        Number of
                                                                        Other
                             Total                                      Accounts           Total Assets of
                             Number of                                  Managed            Other Accounts
                             Other            Total Assets of           with               Managed with
                             Accounts         Other                     Performance-       Performance-
Portfolio Manager            Managed          Accounts Managed          based Fees         based Fees
----------------------------------------------------------------------------------------------------------------
Daniel C. Roarty                21             $ 9,480,000,000              None                  None
Tassos M. Stassopoulos          24             $10,684,000,000              None                  None
----------------------------------------------------------------------------------------------------------------




INTERNATIONAL GROWTH PORTFOLIO


            The management of, and investment decisions for, the Portfolio's portfolio are made by the Adviser's Global Growth and Thematic Investment Team. Mr. Daniel C. Roarty and Mr. Tassos M. Stassopoulos are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2013.



----------------------------------------------------------------------------------------------------------------
                                       REGISTERED INVESTMENT COMPANIES
                                          (excluding the Portfolio)
----------------------------------------------------------------------------------------------------------------
                                                                                        Total Assets of
                                                               Number of                Registered
                      Total Number       Total Assets of       Registered               Investment
                      of Registered      Registered            Investment               Companies
                      Investment         Investment            Companies Managed        Managed with
Portfolio             Companies          Companies             with Performance-        Performance-
Manager               Managed            Managed               based Fees               based Fees
----------------------------------------------------------------------------------------------------------------
Daniel C. Roarty           35            $ 8,315,000,000              None                     None
Tassos M. Stassopoulos     37            $13,879,000,000              None                     None
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                       OTHER POOLED INVESTMENT VEHICLES
----------------------------------------------------------------------------------------------------------------

                      Total Number                                                      Total Assets of
                      of Other                                    Number of Other       Other Pooled
                      Pooled            Total Assets of           Pooled Investment     Investment
                      Investment        Other Pooled              Vehicles Managed      Vehicles Managed
                      Vehicles          Investment                with Performance-     with Performance-
Portfolio Manager     Managed           Vehicles Managed          based Fees            based Fees
----------------------------------------------------------------------------------------------------------------
Daniel C. Roarty          105            $27,066,000,000                2                  $65,000,000
Tassos M. Stassopoulos    115            $27,281,000,000                2                  $65,000,000
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                                OTHER ACCOUNTS
----------------------------------------------------------------------------------------------------------------
                                                                                        Total Assets of
                        Total Number                            Number of Other         Other Accounts
                        of Other         Total Assets of        Accounts Managed        Managed with
Portfolio               Accounts         Other Accounts         with Performance-       Performance-
Manager                 Managed          Managed                based Fees              based Fees
----------------------------------------------------------------------------------------------------------------
Daniel C. Roarty           21             $ 9,480,000,000              None                    None
Tassos M. Stassopoulos     24             $10,684,000,000              None                    None
----------------------------------------------------------------------------------------------------------------


SMALL CAP GROWTH PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha Lau and Mr. Wen-Tse Tseng are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2013.



----------------------------------------------------------------------------------------------------------------
                                       REGISTERED INVESTMENT COMPANIES
                                          (excluding the Portfolio)
----------------------------------------------------------------------------------------------------------------
                                                                                        Total Assets of
                                                               Number of                Registered
                      Total Number       Total Assets of       Registered               Investment
                      of Registered      Registered            Investment               Companies
                      Investment         Investment            Companies Managed        Managed with
Portfolio             Companies          Companies             with Performance-        Performance-based
Manager               Managed            Managed               based Fees               Fees
----------------------------------------------------------------------------------------------------------------
Bruce K. Aronow           32             $5,193,000,000              None                     None
N. Kumar Kirpalani        32             $5,193,000,000              None                     None
Samantha Lau              32             $5,193,000,000              None                     None
Wen-Tse Tseng             32             $5,193,000,000              None                     None
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                       OTHER POOLED INVESTMENT VEHICLES
----------------------------------------------------------------------------------------------------------------
                                                                                        Total Assets of
                      Total Number                             Number of Other          Other Pooled
                      of Other Pooled   Total Assets of        Pooled Investment        Investment
                      Investment        Other Pooled           Vehicles Managed         Vehicles Managed
Portfolio             Vehicles          Investment             with Performance-        with Performance-
Manager               Managed           Vehicles Managed       based Fees               based Fees
----------------------------------------------------------------------------------------------------------------
Bruce K. Aronow          29             $194,000,000                None                     None
N. Kumar Kirpalani       29             $194,000,000                None                     None
Samantha Lau             29             $194,000,000                None                     None
Wen-Tse Tseng            29             $194,000,000                None                     None
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                                OTHER ACCOUNTS
----------------------------------------------------------------------------------------------------------------
                                                                                         Total Assets of
                      Total Number                            Number of Other           Other Accounts
                      of Other          Total Assets of       Accounts Managed          Managed with
Portfolio             Accounts          Other Accounts        with Performance-         Performance-
Manager               Managed           Managed               based Fees                based Fees
----------------------------------------------------------------------------------------------------------------
Bruce K. Aronow          29            $3,885,000,000                3                   $482,000,000
N. Kumar Kirpalani       29            $3,885,000,000                3                   $482,000,000
Samantha Lau             29            $3,885,000,000                3                   $482,000,000
Wen-Tse Tseng            29            $3,885,000,000                3                   $482,000,000
----------------------------------------------------------------------------------------------------------------


REAL ESTATE INVESTMENT PORTFOLIO


            The management of, and investment decisions for, the Portfolio's portfolio are made by the REIT Senior Investment Management Team. Mr. Eric J. Franco and Mr. Neil Abraham are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2013.



----------------------------------------------------------------------------------------------------------------
                                       REGISTERED INVESTMENT COMPANIES
                                          (excluding the Portfolio)
----------------------------------------------------------------------------------------------------------------
                                                                                        Total Assets of
                                                               Number of                Registered
                      Total Number       Total Assets of       Registered               Investment
                      of Registered      Registered            Investment               Companies
                      Investment         Investment            Companies Managed        Managed with
Portfolio             Companies          Companies             with Performance-        Performance-based
Manager               Managed            Managed               based Fees               Fees

----------------------------------------------------------------------------------------------------------------
Eric J. Franco           24             $1,058,000,000              None                     None
Neil Abraham             24             $1,058,000,000              None                     None
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                       OTHER POOLED INVESTMENT VEHICLES
----------------------------------------------------------------------------------------------------------------


                      Total Number                                                      Total Assets of
                      of Other                                 Number of Other          Other Pooled
                      Pooled            Total Assets of        Pooled Investment        Investment
                      Investment        Other Pooled           Vehicles Managed         Vehicles Managed
Portfolio             Vehicles          Investment             with Performance-        with Performance-
Manager               Managed           Vehicles Managed       based Fees               based Fees
----------------------------------------------------------------------------------------------------------------
Eric J. Franco          55             $509,000,000                None                     None
Neil Abraham            55             $509,000,000                None                     None
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                                OTHER ACCOUNTS
----------------------------------------------------------------------------------------------------------------
                                                                                         Total Assets of
                      Total Number                            Number of Other            Other Accounts
                      of Other          Total Assets of       Accounts Managed           Managed with
                      Accounts          Other Accounts        with Performance-          Performance-
Portfolio Manager     Managed           Managed               based Fees                 based Fees
----------------------------------------------------------------------------------------------------------------
Eric J. Franco           10             $612,000,000                None                      None
Neil Abraham             10             $612,000,000                None                      None
----------------------------------------------------------------------------------------------------------------


INTERNATIONAL VALUE PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the International Value Senior Investment Management Team. Mr. Takeo Aso, Ms. Sharon E. Fay, Mr. Avi Lavi and Mr. Kevin F. Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities.(3) The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2013.


-----------------------
3 Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of eleven model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.



----------------------------------------------------------------------------------------------------------------
                                       REGISTERED INVESTMENT COMPANIES
                                          (excluding the Portfolio)
----------------------------------------------------------------------------------------------------------------
                                                                                        Total Assets of
                                                               Number of                Registered
                      Total Number       Total Assets of       Registered               Investment
                      of Registered      Registered            Investment               Companies
                      Investment         Investment            Companies Managed        Managed with
Portfolio             Companies          Companies             with Performance-        Performance-
Manager               Managed            Managed               based Fees               based Fees
----------------------------------------------------------------------------------------------------------------
Takeo Aso                34             $ 4,272,000,000             None                     None
Sharon E. Fay            73             $16,593,000,000             None                     None
Avi Lavi                 33             $ 4,198,000,000             None                     None
Kevin F. Simms           80             $17,123,000,000             None                     None
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                       OTHER POOLED INVESTMENT VEHICLES
----------------------------------------------------------------------------------------------------------------
                                                                                        Total Assets of
                      Total Number                             Number of Other          Other Pooled
                      of Other Pooled   Total Assets of        Pooled Investment        Investment
                      Investment        Other Pooled           Vehicles Managed         Vehicles Managed
Portfolio             Vehicles          Investment             with Performance-        with Performance-
Manager               Managed           Vehicles Managed       based Fees               based Fees
----------------------------------------------------------------------------------------------------------------
Takeo Aso                 69             $ 3,612,000,000               3                  $432,000,000
Sharon E. Fay            253             $29,419,000,000               6                  $557,000,000
Avi Lavi                  58             $ 1,731,000,000               2                  $146,000,000
Kevin F. Simms           244             $30,654,000,000               6                  $557,000,000
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                                OTHER ACCOUNTS
----------------------------------------------------------------------------------------------------------------
                                                                                        Total Assets of
                      Total Number                            Number of Other           Other Accounts
                      of Other          Total Assets of       Accounts Managed          Managed with
Portfolio             Accounts          Other Accounts        with Performance-         Performance-
Manager               Managed           Managed               based Fees                based Fees
----------------------------------------------------------------------------------------------------------------
Takeo Aso                 52           $10,476,000,000                3                  $1,439,000,000
Sharon E. Fay             97           $24,413,000,000                8                  $2,410,000,000
Avi Lavi                  47           $ 9,423,000,000                3                  $1,439,000,000
Kevin F. Simms           101           $24,712,000,000                8                  $2,410,000,000
----------------------------------------------------------------------------------------------------------------


SMALL/MID CAP VALUE PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the Small/Mid Cap Value Senior Investment Management Team. Mr. James W. MacGregor, Mr. Joseph G. Paul and Mr. Andrew J. Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2013.




----------------------------------------------------------------------------------------------------------------
                                       REGISTERED INVESTMENT COMPANIES
                                          (excluding the Portfolio)
----------------------------------------------------------------------------------------------------------------
                                                                                        Total Assets of
                                                               Number of                Registered
                      Total Number       Total Assets of       Registered               Investment
                      of Registered      Registered            Investment               Companies
                      Investment         Investment            Companies Managed        Managed with
Portfolio             Companies          Companies             with Performance-        Performance-based
Manager               Managed            Managed               based Fees               Fees

----------------------------------------------------------------------------------------------------------------
James W. MacGregor        24             $ 3,893,000,000             None                     None
Joseph G. Paul            67             $17,589,000,000             None                     None
Andrew J. Weiner          24             $ 3,893,000,000             None                     None
----------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------
                                       OTHER POOLED INVESTMENT VEHICLES
----------------------------------------------------------------------------------------------------------------
                      Total Number                                                      Total Assets of
                      of Other                                 Number of Other          Other Pooled
                      Pooled             Total Assets of       Pooled Investment        Investment
                      Investment         Other Pooled          Vehicles Managed         Vehicles Managed
Portfolio             Vehicles           Investment            with Performance-        with Performance-
Manager               Managed            Vehicles Managed      based Fees               based Fees
----------------------------------------------------------------------------------------------------------------
James W. MacGregor       33             $   395,000,000             None                     None
Joseph G. Paul          211             $26,490,000,000               2                  $176,000,000
Andrew J. Weiner         33             $   395,000,000             None                     None
----------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------
                                                OTHER ACCOUNTS
----------------------------------------------------------------------------------------------------------------
                                                                                        Total Assets of
                      Total Number                            Number of Other           Other Accounts
                      of Other           Total Assets of      Accounts Managed          Managed with
Portfolio             Accounts           Other Accounts       with Performance-         Performance-based
Manager               Managed            Managed              based Fees                Fees
----------------------------------------------------------------------------------------------------------------
James W. MacGregor        36             $ 1,393,000,000             None                     None
Joseph G. Paul        27,425             $27,630,000,000              5                   $133,000,000
Andrew J. Weiner          34             $ 1,246,000,000             None                     None
----------------------------------------------------------------------------------------------------------------


VALUE PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the U.S. Value Senior Investment Management Team. Mr. Christopher W. Marx, Mr. Joseph G. Paul, and Mr. Gregory L. Powell are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2013.


-------------------
4 Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of three model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.



----------------------------------------------------------------------------------------------------------------
                                       REGISTERED INVESTMENT COMPANIES
                                          (excluding the Portfolio)
 ----------------------------------------------------------------------------------------------------------------
                                                                                       Total Assets of
                        Total                                  Number of                Registered
                        Number of        Total Assets of       Registered               Investment
                        Registered       Registered            Investment               Companies
                        Investment       Investment            Companies Managed        Managed with
Portfolio               Companies        Companies             with Performance-        Performance-
Manager                 Managed          Managed               based Fees               based Fees
----------------------------------------------------------------------------------------------------------------
Christopher W. Marx        6           $ 1,726,000,000              None                     None
Joseph G. Paul            67           $17,437,000,000              None                     None
Gregory L. Powell         29           $ 4,638,000,000              None                     None
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                       OTHER POOLED INVESTMENT VEHICLES
----------------------------------------------------------------------------------------------------------------

                        Total
                        Number of                                                       Total Assets of
                        Other                                  Number of Other          Other Pooled
                        Pooled          Total Assets of        Pooled Investment        Investment
                        Investment      Other Pooled           Vehicles Managed         Vehicles Managed
Portfolio               Vehicles        Investment             with Performance-        with Performance-
Manager                 Managed         Vehicles Managed       based Fees               based Fees
----------------------------------------------------------------------------------------------------------------
Christopher W. Marx        6           $   179,000,000              None                     None
Joseph G. Paul           211           $26,490,000,000                2                  $176,000,000
Gregory L. Powell         21           $   280,000,000              None                     None
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                                OTHER ACCOUNTS
----------------------------------------------------------------------------------------------------------------
                        Total                                                           Total Assets of
                        Number of                             Number of Other           Other Accounts
                        Other           Total Assets of       Accounts Managed          Managed with
Portfolio               Accounts        Other Accounts        with Performance-         Performance-
Manager                 Managed         Managed               based Fees                based Fees
----------------------------------------------------------------------------------------------------------------
Christopher W. Marx      23,260          $ 2,320,000,000         None                         None
Joseph G. Paul           27,245          $18,621,000,000           5                      $133,000,000
Gregory L. Powell        27,401          $ 7,766,000,000           1                      $ 16,000,000
----------------------------------------------------------------------------------------------------------------



BALANCED WEALTH STRATEGY PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the Multi-Asset Solutions Team. Mr. Daniel J. Loewy, Mr. Christopher H. Nikolich, Mr. Patrick J. Rudden and Mr. Vadim Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day responsibilities for coordinating investments. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2013.

----------------------------------------------------------------------------------------------------------------
                                        REGISTERED INVESTMENT COMPANIES
                                      (excluding the referenced Portfolio)
----------------------------------------------------------------------------------------------------------------
                                                                      Number of               Total Assets of
                              Total                                   Registered              Registered
                              Number           Total Assets of        Investment              Investment
                              of Registered    Registered             Companies               Companies
                              Investment       Investment             Managed with            Managed with
Portfolio                     Companies        Companies              Performance-            Performance-
Manager                       Managed          Managed                based Fees              based Fees
----------------------------------------------------------------------------------------------------------------
Daniel J. Loewy                 72           $36,135,000,000                None                  None
Christopher H. Nikolich        None                None                     None                  None
Patrick J. Rudden               36           $14,056,000,000                None                  None
Vadim Zlotnikov                 79           $44,019,000,000                None                  None
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                        OTHER POOLED INVESTMENT VEHICLES
----------------------------------------------------------------------------------------------------------------
                                                                                              Total Assets of
                        Total Number                                                          Other Pooled
                        of Other                                    Number of Other           Investment
                        Pooled             Total Assets of          Pooled Investment         Vehicles Managed
                        Investment         Other Pooled             Vehicles Managed          with
Portfolio               Vehicles           Investment               with Performance-         Performance-
Manager                 Managed            Vehicles Managed         based Fees                based Fees
----------------------------------------------------------------------------------------------------------------
Daniel J. Loewy            232           $22,887,000,000                  None                   None
Christopher H. Nikolich    196           $19,440,000,000                  None                   None
Patrick J. Rudden          186           $26,486,000,000                   2                 $197,000,000
Vadim Zlotnikov            350           $29,522,000,000                   2                 $197,000,000
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                 OTHER ACCOUNTS
----------------------------------------------------------------------------------------------------------------
                                                                          Number of           Total Assets of
                              Total Number                                Other Accounts      Other Accounts
                              of Other          Total Assets of           Managed With        Managed With
Portfolio                     Accounts          Other Accounts            Performance-        Performance-
Manager                       Managed           Managed                   based Fees          based Fees
----------------------------------------------------------------------------------------------------------------
Daniel J. Loewy                 104             $38,207,000,000              1              $520,000,000
Christopher H. Nikolich         10              $ 8,833,000,000             None                None
Patrick J. Rudden               31              $10,938,000,000              1              $ 32,000,000
Vadim Zlotnikov                 115             $39,860,000,000              1              $520,000,000
----------------------------------------------------------------------------------------------------------------



DYNAMIC ASSET ALLOCATION PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the Adviser's Dynamic Asset Allocation Team. Mr. Daniel J. Loewy and Mr. Vadim Zlotnikov are the investment professionals primarily responsible for the day-to-day management of the Portfolio's portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2013.



----------------------------------------------------------------------------------------------------------------
                                        REGISTERED INVESTMENT COMPANIES
                                              (excluding the Fund)
----------------------------------------------------------------------------------------------------------------
                                                                       Number of             Total Assets of
                                                                        Registered            Registered
                              Total Number       Total Assets of        Investment            Investment
                              of Registered      Registered             Companies             Companies
                              Investment         Investment             Managed with          Managed with
Portfolio Manager             Companies          Companies              Performance-          Performance-
                              Managed            Managed                based Fees            based Fees
----------------------------------------------------------------------------------------------------------------
Daniel J. Loewy                  72              $36,142,000,000            None                 None
Vadim Zlotnikov                  79              $44,025,000,000            None                 None
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                        OTHER POOLED INVESTMENT VEHICLES
----------------------------------------------------------------------------------------------------------------
                                                                        Number of Other       Total Assets of
                              Total Number                              Pooled                Other Pooled
                              of Other                                  Investment            Investment
                              Pooled             Total Assets of        Vehicles              Vehicles
                              Investment         Other Pooled           Managed with          Managed with
Portfolio Manager             Vehicles           Investment             Performance-          Performance-
                              Managed            Vehicles Managed       based Fees            based Fees
----------------------------------------------------------------------------------------------------------------
Daniel J. Loewy                  232            $22,887,000,000             None                 None
Vadim Zlotnikov                  350            $29,522,000,000              2               $197,000,000
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                                 OTHER ACCOUNTS
----------------------------------------------------------------------------------------------------------------
                                                                        Number of Other       Total Assets of
                              Total Number                              Accounts              Other Accounts
                              of Other           Total Assets of        Managed with          Managed with
Portfolio Manager             Accounts           Other Accounts         Performance-          Performance-
                              Managed            Managed                based Fees            based Fees
----------------------------------------------------------------------------------------------------------------
Daniel J. Loewy                  104             $38,207,000,000             1               $520,000,000
Vadim Zlotnikov                  115             $39,860,000,000             1               $520,000,000
----------------------------------------------------------------------------------------------------------------


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------


            As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.


            Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Adviser. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

            Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client's account, nor is it generally tied directly to the level or change in level of assets under management.

            Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

            The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation
------------------------------

            The Adviser's compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for the Adviser's clients, including the Portfolios. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

            Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

            The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

            The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Portfolios' Prospectuses and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Portfolios do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

            Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

            The Adviser emphasizes four behavioral competencies--relentlessness, ingenuity, team orientation and accountability--that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

--------------------------------------------------------------------------------
                           EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

            The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Portfolios' shares and to permit each Portfolio of the Fund to pay distribution services fees to defray expenses associated with distribution of its Class B shares in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (the "Plan").

            In approving the Plan, the Directors determined that there was a reasonable likelihood that the Plan would benefit each Portfolio and its Class B shareholders. The Adviser may, from time to time, and from its own funds or such other resources as may be permitted by rules of the SEC, make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.


            The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved at least annually by a majority of the Independent Directors of the Fund who have no direct or indirect financial interest in the operation of the Plan or in any agreement relating to the Plan ("Qualified Directors") and by a vote of a majority of the entire Board at a meeting called for that purpose. Most recently, continuance of the Agreement was approved for an additional annual term by the Board, including a majority of the Directors who are not parties to the Agreement or interested persons of such party, at a meeting held on April 30-May 2, 2013.


            All material amendments to the Plan will become effective only on approval as specified in the preceding paragraph and the Plan may not be amended in order to materially increase the costs that the Portfolios may bear pursuant to the Plan without the approval of a majority of the holders of the outstanding voting shares of the Class B shares of the Portfolios.

            The Agreement may be terminated with respect to a Portfolio (i) by ABI or (ii) by a Portfolio without payment of any penalty upon the vote of a majority of the outstanding voting securities of the Portfolio, voting separately by class, or by vote of a majority of the Qualified Directors. To terminate an Agreement, any party must give the other 60 days' written notice; to terminate a Plan only, a Portfolio is not required to give prior notice to ABI. The Agreement will terminate automatically in the event of an assignment. The Plan is of a type known as a "compensation plan", which means that it compensates the distributor for services rendered even if the amount paid exceeds the distributor's expenses.

            In the event that the Agreement is terminated by either party or not continued with respect to the Class B shares of a Portfolio, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to Class B shares of such Portfolio and
(ii) the Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class.


            During the fiscal year ended December 31, 2013, the Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in aggregate amounts as described in the table below.




                                                              Percentage per
                                                              annum of the
                                     Distribution             aggregate
                                     services                 average daily
                                     fees for                 net assets
                                     expenditures             attributable
Fund                                 payable to ABI           to Class B shares
----                                 -------------------      -----------------
Intermediate Bond Portfolio              $   65,150               .25%
Large Cap Growth Portfolio               $  517,869               .25%
Growth and Income Portfolio              $1,799,452               .25%
Growth Portfolio                         $  122,506               .25%
International Growth Portfolio           $  141,206               .25%
Global Thematic Growth Portfolio         $  235,491               .25%
Small Cap Growth Portfolio               $   79,463               .25%
Real Estate Investment Portfolio         $   34,520               .25%
International Value Portfolio            $2,181,857               .25%
Small/Mid Cap Value Portfolio            $1,036,624               .25%
Value Portfolio                          $  374,964               .25%
Balanced Wealth Strategy Portfolio       $1,249,284               .25%
Dynamic Asset Allocation Portfolio       $  735,941               .25%


            For the fiscal year ended December 31, 2013, expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class B shares were as follows:



                                   Intermediate Bond    Large Cap                Growth and
Category of Expense                Portfolio            Growth Portfolio         Income Portfolio
-------------------               ------------------    -----------------        -----------------

Advertising/Marketing                        $293               $2,258                   $7,569

Printing and Mailing                            0                    0                        0
of Prospectuses and Semi-Annual
and Annual Reports to Other Than
Current Shareholders

Compensation to Underwriters                7,924               60,534                  212,401

Compensation to Dealers                    83,162              950,567                3,414,298

Compensation to Sales Personnel            16,394              123,073                  436,765

Interest, Carrying or Other                     0                    0                        0
Financing Charges

Other (includes personnel costs             7,505               57,615                  205,838
of those home office employees
involved in the distribution
effort and the travel-related
expenses incurred by the
marketing personnel conducting
seminars)

      Totals                             $115,278           $1,194,047               $4,276,871



                                    Growth     International        Global Thematic      Small Cap
Category of Expense              Portfolio     Growth Portfolio     Growth Portfolio     Growth Portfolio
-------------------             ----------    -----------------    -----------------    -----------------
Advertising/                         $535                 $625               $1,019                 $347
Marketing

Printing and Mailing of                 0                    0                    0                    0
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders

Compensation to                    14,420               16,896               27,539                9,199
Underwriters

Compensation to Dealers           213,637              258,034              437,222              134,308

Compensation to Sales              29,448               34,889               55,893               18,603
Personnel

Interest, Carrying or                   0                    0                    0                    0
Other Financing Charges

Other (includes personnel          13,725               16,080               26,258                8,712
costs of those home
office employees involved
in the distribution
effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)

Totals                           $271,765             $326,524             $547,931             $171,169



                              Real Estate
                              Investment        International Value     Small/Mid Cap Value
Category of Expense           Portfolio         Portfolio               Portfolio              Value Portfolio
-------------------          ----------        --------------------     -------------------    ----------------
Advertising/Marketing               $156                  $9,290                 $4,568                 $1,708

Printing and Mailing of                0                       0                      0                      0
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders

Compensation to                    4,158                 263,119                120,781                 45,851
Underwriters

Compensation to Dealers           55,769               4,281,301              1,887,494                709,286

Compensation to Sales              8,722                 545,482                246,910                 95,611
Personnel

Interest, Carrying or                  0                       0                      0                      0
Other Financing Charges

Other (includes personnel          3,944                 254,635                114,497                 43,346
costs of those home
office employees involved
in the distribution
effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)

Totals                           $72,749              $5,353,827             $2,374,250               $895,802




                                                      Dynamic Asset
                              Balanced Wealth           Allocation
Category of Expense         Strategy Portfolio           Portfolio
-------------------         ------------------           ---------

Advertising/Marketing                $5,637               $3,189

Printing and Mailing of                  0                     0
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders

Compensation to
Underwriters                        151,858               83,328


Compensation to Dealers           2,311,706            1,316,615

Compensation to Sales
Personnel                           322,565              167,191

Interest, Carrying or                     0                    0
Other Financing Charges

Other (includes personnel           142,889               79,245
costs of those home
office employees involved
in the distribution
effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)

Totals                           $2,934,655           $1,649,568



--------------------------------------------------------------------------------
                       PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

            The following information supplements that set forth in the Portfolios' Prospectuses under the heading "Investing in the Portfolios".

            Shares of each Portfolio are offered at NAV on a continuous basis to the separate accounts of the Insurers without any sales or other charge. The separate accounts of insurance companies place orders to purchase shares based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected pursuant to variable contracts funded by shares of the Portfolio. The Fund reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons. See the prospectus of the separate account of the participating insurance company for more information on the purchase of shares.

            The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurers' customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below.

Frequent Purchase and Sales of Portfolio Shares
-----------------------------------------------

            The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Contractholders. These policies are described below. There is no guarantee that a Portfolio will be able to detect excessive or short-term trading or to identify Contractholders engaged in such practices. Contractholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Contractholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. Each Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.

            Risks Associated with Excessive or Short-Term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading attributable to particular Contractholders in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading and increased brokerage costs.


            Investments in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Portfolio ordinarily calculates its NAV at 4:00 p.m., Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of securities of foreign issuers established some time before a Portfolio calculates its own share price (referred to as "time zone arbitrage"). Each of the Portfolios has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, each of the Portfolios expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a Contractholder's ability to engage in time zone arbitrage to the detriment of other Contractholders.


            Contractholders engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in securities of foreign issuers. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Portfolios may be adversely affected by price arbitrage.

            Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolios. The Fund seeks to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or ABIS Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

            Transaction Surveillance Procedures. The Portfolios, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing individual Insurers' omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

            Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurers' omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. As a result, unless the Contractholder redeems his or her shares, the Contractholder effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and should avoid frequent trading in Portfolio shares. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

            Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. The Portfolios apply their surveillance procedures to Insurers. As required by SEC rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, Insurers will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares.

Redemption of Shares
--------------------

            An insurance company separate account may redeem all or any portion of the shares in its account at any time at the NAV next determined after a redemption request in the proper form is furnished to the Fund. Any certificates representing shares being redeemed must be submitted with the redemption request. Shares do not earn dividends on the day they are redeemed, regardless of whether the redemption request is received before or after the time of computation of NAV that day. There is no redemption charge. The redemption proceeds will normally be sent within 7 days.

            The right of redemption may be suspended or the date of payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of a Portfolio's net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Portfolios. For information regarding how to redeem shares in the Portfolios, please see your insurance company's separate account prospectus.

            The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase. Payment either in cash or in portfolio securities received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or losses) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

Payments to Financial Intermediaries
------------------------------------

            Financial intermediaries, such as the Insurers, market and sell shares of the Portfolios and typically receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any Rule 12b-1 fee that you or the Portfolios may pay.

            In the case of Class B shares, up to 100% of the Rule 12b-1 fee applicable to Class B shares each year may be paid to the financial intermediary that sells Class B shares.

            Insurers or your financial intermediary receive compensation from the Portfolios, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

            o     Rule 12b-1 fees;

            o     defrayal of costs for educational seminars and training;

            o     additional distribution support; and

            o payments related to providing Contractholder recordkeeping and/or administrative services.

            Please read your Portfolio's Prospectus carefully for information on this compensation.

            ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform recordkeeping and administrative services in connection with the Portfolios. Such payments will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the Insurer.

            Other Payments for Educational Support and Distribution Assistance. In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolios for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.


            For 2014, ABI's additional payments to these firms for distribution services and educational support are expected to be approximately $600,000. In 2013, ABI paid additional payments of approximately $600,000 for the Portfolios.


            If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.

            Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Funds, the Adviser, ABI and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

            ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:


         Great West Life & Annuity Company
         ING
         Lincoln Financial
         MetLife Investors Group, Inc.
         Nationwide
         New York Life
         Ohio National Financial Services
         Principal Financial Group
         Riversource Distributors
         Sun America
         Transamerica Life Insurance
         UBS Financial Services


            Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund Shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------
                                NET ASSET VALUE
--------------------------------------------------------------------------------


            For all of the Portfolios the NAV of each Portfolio is computed each day the Exchange is open at the close of regular trading (ordinarily 4:00 p.m., Eastern Time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's per share NAV is calculated by dividing the value of a Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.


            Portfolio securities are valued at current market value or at fair value as determined in accordance with applicable rules under the 1940 Act and the Portfolio's pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Board. The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of the Board's duties with respect to the Pricing Policies. The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Board, to value a Portfolio's assets on behalf of the Portfolio.

            Whenever possible, securities are valued based on market information on the business day as of which the value is being determined, as follows:


            (a) an equity security listed on the Exchange, or on another national or foreign exchange (other than securities listed on the NASDAQ Stock Exchange ("NASDAQ")) is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value by, or in accordance with procedures approved by, the Board;

            (b) an equity security traded on NASDAQ is valued at the NASDAQ Official Closing Price. An OTC equity security is valued at the mid level between the current bid and asked prices. If the mid price is not available, the security will be valued at the bid price. An equity security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Adviser) on which the security is traded;




            (c) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)). If neither a current bid nor current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Board's Valuation Committee the next day;

            (d) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

            (e) a listed right is valued at the last traded price provided by approved pricing vendors. If there has been no sale on the relevant business day, the right is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value. For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right. There may be some instances when the subscription price is greater than the referenced security right. In such instances, the right would be valued as worthless;

            (f) a listed warrant is valued at the last traded price provided by approved vendors. If there is no sale on the relevant business day, the warrant is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value. All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;

            (g) preferred securities are valued based on prices received from approved vendors that use last trade data for listed preferreds and evaluated bid prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;

            (h) U.S. Government securities and any other debt instrument having 60 days or less remaining until maturity are generally valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity if the original term to maturity exceeded 60 days. The Adviser is responsible for monitoring whether any circumstances have occurred that indicate that the use of the amortized cost method for any security is not appropriate due to such factors as, but not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates;

            (i) a fixed-income security is typically valued on the basis of bid prices provided by an approved pricing vendor when the Adviser reasonably believes that such prices reflect the market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when the approved pricing vendor normally provides mid prices, reflecting the convention of the particular markets. The prices provided by an approved pricing vendor may take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing vendor does not exist for a security in a market that typically values such securities on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker-dealer in such security. If the Adviser receives multiple broker quotes that are deemed to be reliable, then the Adviser will utilize the second highest broker quote. If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security;

            (j) bank loans are valued on the basis of bid prices provided by a pricing vendor;

            (k) bridge loans are valued at fair value, which equates to the outstanding loan amount, unless it is determined by the Valuation Committee that any particular bridge loan should be valued at something other than outstanding loan amount. This may occur due to, for example, a significant change in the high-yield market and/or a significant change in the status of any particular issuer or issuers of bridge loans;

            (l) whole loans: residential and commercial mortgage whole loans and whole loan pools are fair market priced by an approved vendor;

            (m) forward and spot currency pricing is provided by an independent pricing vendor. The rate provided by the approved vendor is a mid price for forward and spot rates. In most instances whenever both an "onshore" rate and an "offshore" (i.e., non deliverable forward "NDF") rate is available, the Adviser will use the offshore (NDF) rate. NDF contracts are used for currencies where it is difficult (and sometimes impossible) to take actual delivery of the currency;

            (n) swap pricing: various approved external vendors are used to obtain pricing information and analysis. This information is placed into various pricing models (depending on the type of derivative) to devise a price for each investment. These pricing models are monitored/reviewed on an ongoing basis by the Adviser;

            (o) interest rate caps, floors and swaptions are valued at the present value of the terms of the agreements, which are provided by approved vendors; and

            (p) open-end mutual funds are valued at the closing NAV per share and closed-end funds and ETFs are valued at the closing market price per share.


            Each Portfolio values its securities at their current market value determined on the basis of market quotations as described above or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


            Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before each Portfolio ordinarily values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, a Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


            Each Portfolio may suspend the determination of its NAV (and the offering and sales of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining each Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

            The assets attributable to the Class A shares and Class B shares are invested together in a single portfolio for each Portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Portfolio in accordance with Rule 18f-3 under the 1940 Act (the "18f-3 Plan").

--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

            Subject to the general oversight of the Board, the Adviser is responsible for the investment decisions and of placing of orders for portfolio transactions of the Portfolios. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, the Portfolios do not consider sales of shares of the Portfolios or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

            When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Portfolio determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.


            Neither the Portfolios nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. A broker-dealer may provide the Adviser with research or related services with an expectation, but not necessarily an explicit agreement or contract, that the investment adviser will use the broker-dealer to execute client transactions in the future. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to a Portfolio, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Portfolio. While it is impracticable to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.


            The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Portfolios.

            The extent to which commissions that will be charged by broker-dealers selected by a Portfolio may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Portfolio places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio transactions could be useful and of value to the Adviser in servicing its other clients as well as the Portfolio; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Portfolio.


            A Portfolio may deal in some instances in equity securities which are not listed on a national securities exchange but are traded in the OTC market. In addition, most transactions for the Intermediate Bond Portfolio are executed in the OTC market. Where transactions are executed in the over-the-counter market, a Portfolio will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Portfolio will attempt to negotiate best execution.

            The Portfolios' portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.


            Investment decisions for a Portfolio are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of a Portfolio and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by a Portfolio or the size of the position obtainable for the Portfolio.

            Allocations are made by the officers of a Portfolio or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department for the Adviser.

            The aggregate brokerage commissions paid by the Portfolios during the three most recent fiscal years or since inception are set forth below:



                                                                Aggregate
                                       Fiscal                   Amount of
                                    Year Ended                  Brokerage
Portfolio                          December 31                  Commissions
---------                          -----------                  -----------

Growth Portfolio                       2011                   $113,496
                                       2012                     79,251
                                       2013                     54,411

Intermediate Bond Portfolio            2011                       $405
                                       2012                        217
                                                                   247

Growth and Income Portfolio            2011                 $1,384,525
                                       2012                  1,263,653
                                       2013                    778,196

Large Cap Growth Portfolio             2011                   $512,272
                                       2012                    435,586
                                       2013(1)                 223,215

Small Cap Growth Portfolio             2011                   $119,513
                                       2012                    117,081
                                       2013                     91,885

Real Estate Investment Portfolio       2011                    $74,018
                                       2012                    235,230
                                       2013                    251,843

Global Thematic Growth Portfolio       2011                   $653,101
                                       2012                    457,410
                                       2013                    248,709

International Growth Portfolio         2011                   $311,071
                                       2012                    213,153
                                       2013                    151,936

Small/Mid Cap Value Portfolio          2011                 $1,185,566
                                       2012                    644,721
                                       2013                    935,929

Value Portfolio                        2011                   $259,034
                                       2012                    161,524
                                       2013                    160,176

International Value Portfolio          2011                 $1,815,021
                                       2012                  1,451,452
                                       2013                  1,382,847

Balanced Wealth Strategy Portfolio     2011                   $496,625
                                       2012                    516,365
                                       2013                    477,345

Dynamic Asset Allocation Portfolio     2011                    $10,031
                                       2012                     46,640
                                       2013(2)                 144,333

----------------------
(1) The aggregate brokerage commissions paid by the Portfolio decreased materially in 2013 due to a decrease in the number of transactions.


(2) The aggregate brokerage commissions paid by the Portfolio increased materially in 2013 due to an increase in the number and value of transactions.



            The Fund may, from time to time, place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co. and Sanford C. Bernstein Limited, affiliates of the Adviser (the "Affiliated Brokers"). In such instances, the placement of orders with such brokers would be consistent with each Portfolio's objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

            The aggregate amount of brokerage commissions paid to Affiliated Brokers during each Portfolio's three most recent fiscal years or since inception, and, during the most recent fiscal year, the Affiliated Brokers' percentage of the aggregate brokerage commissions and the aggregate dollar amount of brokerage transactions, respectively, are set forth below:

                                                                                                  % of Portfolio's
                                                                                                  Aggregate Dollar
                                                                                                     Amount of
                                             Aggregate Amount          % of Portfolio's              Brokerage
                                               Of Brokerage               Aggregate            Transactions Involving
                         Fiscal Year           Commissions          Brokerage Commissions          The Payment Of
                            Ended                 Paid To                  Paid To              Commissions Through
Portfolio               December 31,        Affiliated Brokers        Affiliated Brokers          Affiliated Brokers
---------              -------------       -------------------       -------------------         -------------------

Growth and                2013                 $    2,741                     0.35%                       0.64%
Income                    2012                      1,692
Portfolio                 2011                          0

Growth                    2013                 $      513                     0.94%                       1.52%
Portfolio                 2012                        635
                          2011                        107

International             2013                 $        0                        0%                          0%
Growth                    2012                      3,063
Portfolio                 2011                        227

Global                    2013                 $      653                     0.26%                       0.55%
Thematic                  2012                      6,078
Growth                    2011                      2,875
Portfolio

Small Cap                 2013                 $       52                     0.06%                       0.11%
Growth                    2012                        251
Portfolio                 2011                        523

Real Estate               2013                 $      979                     0.39%                       0.18%
Investment                2012                         70
Portfolio                 2011                         27

International             2013                 $      549                     0.04%                       0.13%
Value                     2012                     10,923
Portfolio                 2011                      7,187

Balanced                  2011                 $      736                     0.15%                       0.12%
Wealth                    2012                        824
Strategy                  2011
Portfolio                                             220




Disclosure of Portfolio Holdings
--------------------------------

            The Fund believes that the ideas of the Adviser's investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of each Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

            The Adviser has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of the Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio's portfolio holdings on a selective basis.

            The Portfolios include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio's holdings, and the percentage of the Portfolio's assets represented by the Portfolio's holdings. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

            The Adviser may distribute or authorize the distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Adviser does not expect to disclose information about a Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.

            Before any non-public disclosure of information about a Portfolio's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

            The Adviser has established procedures to ensure that a Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board on a quarterly basis. If the Directors determine that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.


            In accordance with these procedures, each of the following third parties has been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International, RR Donnelley Financial and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Fund's custodian in connection with its custody of the assets of the Portfolios; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Portfolio's portfolio holdings information unless specifically authorized.


--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

            Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under the Code. If so qualified, each Portfolio will not be subject to federal income and excise taxes on its investment company taxable income and net capital gain to the extent such investment company taxable income and net capital gain are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable to the holder of a variable annuity or variable life insurance contract when left to accumulate within such variable annuity or variable life insurance contract. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies.

            Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), such Portfolio will be eligible to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Portfolio. If eligible, each such Portfolio intends to file such an election, although there can be no assurance that such Portfolio will be able to do so.

            Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be adequately diversified, in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) that, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, an insurance company segregated account is permitted to look-through a Portfolio to satisfy asset diversification tests and treat its underlying securities, rather than the Portfolio, as investments subject to certain diversification limits. A Portfolio will be considered adequately diversified if no more than 55% of its assets are represented by any one investment, no more than 70% of its assets are represented by any two investments, no more than 80% of its assets are represented by any three investments and no more than 90% of its assets are represented by any four investments. For this purpose, all securities issued by an issuer are treated as a single investment. Each Portfolio plans to satisfy these conditions at all times so that the shares of such Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

            For information concerning the federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

Description of the Portfolios
-----------------------------

            The Fund was organized as a Maryland corporation in 1987 under the name "Alliance Variable Products Series Fund, Inc." The name of the Fund became "AllianceBernstein Variable Products Series Fund, Inc." on May 1, 2003.

            All shares of the Fund when duly issued will be fully paid and nonassessable. The Board is authorized to reclassify any unissued shares into any number of additional series and classes without shareholder approval. Accordingly, the Board in the future, for reasons such as the desire to establish one or more additional Portfolio's with different investment objectives, policies or restrictions or to establish additional channels of distribution, may create additional series and classes of shares. Any issuance of shares of such additional series and classes would be governed by the 1940 Act and the laws of the State of Maryland.

            Generally, shares of each Portfolio would vote as a single series for the election of directors and on any other matter that affected each Portfolio in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio would vote as separate series. Moreover, the Class B shares of each Portfolio will vote separately with respect to matters relating to the 12b-1 Plan(s) adopted in accordance with Rule 12b-1 under the 1940 Act.


            It is anticipated that annual meetings of shareholders will not be held; shareholder meetings will only be held when required by federal or state law or in accordance with an undertaking by the Adviser to the SEC. Shareholders have available certain procedures for the election of Directors.


            Pursuant to an order received from the SEC, the Fund maintains participation agreements with insurance company separate accounts that obligate the insurance companies to pass any proxy solicitations through to underlying contractholders who in turn are asked to designate voting instructions. In the event that an insurance company does not receive voting instructions from contractholders, it is obligated to vote the shares that correspond to such contractholders in the same proportion as instructions received from all other applicable contractholders.


            To the knowledge of the Fund, the following persons owned of record or beneficially, 5% or more of a class of outstanding shares of each Portfolio as of April 4, 2014:




CLASS A SHARES
                                                                     NUMBER OF            % OF CLASS A
PORTFOLIO              NAME AND ADDRESS                              CLASS A SHARES       SHARES
---------              ----------------                              --------------       -----------

Intermediate Bond      American General Life
Portfolio              Insurance Company of Delaware
                       Attn: Ed Bacon
                       2727A Allen Parkway
                       Houston, TX 77019-2107                         4,216,975               80.81%

                       The United States Life Insurance
                       Company In the City of New York
                       Attn: Ed Bacon
                       2727A Allen Parkway, MS 4D-1
                       Houston, TX 77019-2116                           419,451                8.04%

Large Cap Growth       Allmerica Financial Life
Portfolio              Insurance & Annuity Company
                       One Security Benefit Place
                       Topeka, KS  66636-1000                           215,825                5.03%

                       American General Life
                       Insurance Company of Delaware
                       Attn: Ed Bacon
                       2727A Allen Parkway
                       Houston, TX 77019-2107                           789,186               18.39%

                       Transamerica Advisors Life
                       Insurance Company
                       Merrill Lynch Life Variable Annuity
                       Separate Account
                       4333 Edgewood Road, NE
                       Cedar Rapids, IA 52499-0001                    2,002,401               46.65%

                       Transamerica Advisors Life
                       Insurance Company
                       Merrill Lynch Variable Life Separate
                       Account
                       4333 Edgewood Road, NE
                       Cedar Rapids, IA  52499-0001                     327,463                7.63%

Growth and Income      American General Life
Portfolio              Insurance Company of Delaware
                       Attn: Ed Bacon
                       2727A Allen Parkway
                       Houston, TX 77019-2107                         1,638,668               28.52%

                       ING Life Insurance and Annuity Company
                       Attn: ING Fund Operations TN41
                       1 Orange Way, #B3N
                       Windsor, CT 06095-4773                           452,782                7.88%

                       Lincoln Life Variable Annuity
                       1300 S. Clinton Street
                       Fort Wayne, IN 46802-3506                      1,083,776               18.87%

                       Nationwide Life Insurance Company
                       C/O IPO Portfolio Accounting
                       P.O. Box 182029
                       Columbus, OH  43218-2029                         615,436               10.71%

                       Transamerica Advisors Life Insurance
                       Company
                       Merrill Lynch Life Variable Annuity
                       Separate Account
                       4333 Edgewood Road, NE
                       Cedar Rapids, IA 52499-0001                      360,367                6.27%

Growth Portfolio       American General Life
                       Insurance Company of Delaware
                       Attn: Ed Bacon
                       2727A Allen Parkway
                       Houston, TX 77019-2107                           537,360               60.72%

                       American General Life
                       Insurance Company of Delaware
                       Attn: Ed Bacon
                       2727A Allen Parkway
                       Houston, TX 77019-2107                            53,091                6.00%

                       The United States Life Insurance
                       Company In the City of New York
                       Attn: Ed Bacon
                       2727A Allen Parkway
                       Houston, TX 77019-2116                           104,132               11.77%

                       UBS Life Insurance Co.
                       P.O. Box 1795
                       Erie, PA 16512-1795                               50,359                5.69%

International Growth   American General Life
Portfolio              Insurance Company of Delaware
                       Attn: Ed Bacon
                       2727A Allen Parkway
                       Houston, TX 77019-2107                         1,129,425               50.51%

                       Great-West Life & Annuity
                       FBO Variable Annuity
                       8515 E. Orchard Road
                       Greenwood, CO 80111-5002                         573,543               25.65%

                       Great-West Life & Annuity
                       FBO Variable Annuity
                       8515 E. Orchard Road
                       Greenwood Village, CO 80111-5002                 166,716                7.46%

                       The United States Life Insurance
                       Company In the City of New York
                       Attn: Ed Bacon
                       2727A Allen Parkway
                       Houston, TX 77019-2116                           114,431                5.12%

Global Thematic        American General Life
Growth Portfolio       Insurance Company of Delaware
                       Attn: Ed Bacon
                       2727A Allen Parkway
                       Houston, TX 77019-2107                           544,649               35.83%

                       Lincoln Life Variable Annuity
                       1300 S. Clinton Street
                       Fort Wayne, IN  46802-3506                       302,780               19.92%

                       Transamerica Advisors Life
                       Insurance Company
                       Merrill Lynch Life Variable Annuity
                       Separate Account
                       4333 Edgewood Road, NE
                       Cedar Rapids, IA  52499-0001                     274,654               18.07%

                       Transamerica Advisors Life
                       Insurance Company
                       Merrill Lynch of New York Variable Annuity
                       Separate Account
                       4333 Edgewood Road, NE
                       Cedar Rapids, IA  52499-0001                      86,960                5.72%

                       The United States Life Insurance
                       Company In the City of New York
                       Attn: Ed Bacon
                       2727A Allen Parkway
                       Houston, TX  77019-2116                          122,303                8.05%

Small Cap Growth       American General Life
Portfolio              Insurance Company of Delaware
                       Attn: Ed Bacon
                       2727A Allen Parkway
                       Houston, TX 77019-2107                           807,391               58.77%

                       Principal Life Insurance Co.
                       Attn: Individual Accounting
                       711 High Street
                       Des Moines, IA 50392-0001                        250,208               18.21%

                       The United States Life Insurance
                       Company In the City of New York
                       Attn: Ed Bacon
                       2727A Allen Parkway
                       Houston, TX 77019-2116                            70,515                5.13%

Real Estate            American General Life
Investment Portfolio   Insurance Company of Delaware
                       Attn: Ed Bacon
                       2727A Allen Parkway
                       Houston, TX 77019-2107                           849,107               29.96%

                       Great West Life & Annuity
                       Insurance Company
                       FBO Schwab Annuities
                       Attn: Investment Div
                       8515 E. Orchard Road
                       Englewood, CO 80111-5002                       1,430,954               50.49%

                       Nationwide Life Insurance Company
                       c/o IPO Portfolio Accounting
                       P.O. Box 182029
                       Columbus, OH 43218-2029                          266,201                9.39%

International Value    American General Life
Portfolio              Insurance Company of Delaware
                       Attn: Ed Bacon
                       2727A Allen Parkway
                       Houston, TX 77019-2107                           578,479               15.54%

                       Great West Life & Annuity
                       Insurance Company
                       FBO Schwab Annuities
                       Attn: Investment Div
                       8515 E. Orchard Road
                       Englewood, CO 80111-5002                         232,675                6.25%

                       Lincoln Life Variable Annuity
                       1300 S. Clinton Street
                       Fort Wayne, IN  46802-3506                       903,204               24.27%

                       National Life Group
                       Sentinel Advantage
                       1 National Life Drive
                       Montpelier, VT 05604-1000                        256,282                6.89%

                       Nationwide Life Insurance Company
                       c/o IPO Portfolio Accounting
                       P.O. Box 182029
                       Columbus, OH 43218-2029                          393,252               10.57%

                       Nationwide Life Insurance Company
                       c/o IPO Portfolio Accounting
                       P.O. Box 182029
                       Columbus, OH 43218-2029                          630,020               16.93%

Small/Mid Cap          American General Life
Value Portfolio        Insurance Company of Delaware
                       Attn: Ed Bacon
                       2727A Allen Parkway
                       Houston, TX 77019-2107                           892,051                9.42%

                       AUL American Individual Variable
                       Annuity Unit Trust
                       Separate Accounts Administration
                       P.O. Box 368
                       Indianapolis, IN 46206-0368                      615,463                6.50%

                       Lincoln Life Variable Annuity
                       1300 S. Clinton Street
                       Fort Wayne, IN 46802-3506                      4,806,095               50.73%

                       Nationwide Life Insurance Company
                       c/o IPO Portfolio Accounting
                       P.O. Box 182029
                       Columbus, OH 43218-2029                          782,567                8.26%

                       New York Life Insurance and Annuity
                       Corporation
                       169 Lackawanna Avenue
                       Parsippany, NJ 07054-1007                        537,964                5.68%

Value Portfolio        Transamerica Advisors Life Insurance
                       Company
                       Merrill Lynch Life Variable Annuity
                       Separate Account
                       4333 Edgewood Road, NE
                       Cedar Rapids, IA  52499-0001                     122,676               79.90%

                       Transamerica Advisors Life Insurance
                       Company
                       Merrill Lynch of New York Variable Annuity
                       Separate Account
                       4333 Edgewood Road, NE
                       Cedar Rapids, IA  52499-0001                      21,837               14.22%

Balanced Wealth        American General Life
Strategy Portfolio     Insurance Company of Delaware
                       Attn: Ed Bacon
                       2727A Allen Parkway
                       Houston, TX 77019-2107                         2,474,892               87.51%

                       The United States Life Insurance
                       Company In the City of New York
                       Attn: Ed Bacon
                       2727A Allen Parkway
                       Houston, TX 77019-2116                           177,611                6.28%

Dynamic Asset          Nationwide Life Insurance Co.
Allocation Portfolio   c/o IPO Portfolio Accounting
                       P.O. Box 182029
                       Columbus, OH  43218-2029                          16,279               48.59%

                       Nationwide Life Insurance Co.
                       c/o IPO Portfolio Accounting
                       P.O. Box 182029
                       Columbus, OH  43218-2029                           8,785               26.22%

                       Nationwide Life & Annuity Insurance Co.
                       c/o IPO Portfolio Accounting
                       P.O. Box 182029
                       Columbus, OH  43218-2029                           4,512               13.47%

                       Nationwide Life Insurance Co.
                       c/o IPO Portfolio Accounting
                       P.O. Box 182029
                       Columbus, OH  43218-2029                           2,502                7.47%




CLASS B SHARES
                                                                       NUMBER OF CLASS B         % OF CLASS
PORTFOLIO                 NAME AND ADDRESS                             SHARES                    B SHARES
---------                -----------------                            ------------------        ---------
Intermediate Bond         Hartford Life Separate Account
Portfolio                 Attn: UIT Operations
                          P.O. Box 2999
                          Hartford, CT 06104-2999                               182,504                 9.60%

                          SunAmerica Annuity and Life
                          Assurance Company
                          Attn: Variable Annuity Accounting
                          2727 A Allen Parkway
                          Houston, TX 77019                                   1,341,898                70.56%

                          Sun Life Assurance
                          Company of Canada (U.S.)
                          Attn: Product Accounting
                          1 Sun Life Park
                          Wellesley Hills, MA 02481-5699                        170,517                 8.97%

Large Cap Growth          Allmerica Financial Life
Portfolio                 Insurance & Annuity Company
                          One Security Benefit Place
                          Topeka, KS 66636-1000                                 746,280                13.70%

                          Allstate Life Insurance Company
                          3101 Sanders Road
                          Northbrook, IL  60062-7156                            469,707                 8.62%

                          American General Life Insurance Company
                          of Delaware
                          Attn: Ed Bacon
                          2727A Allen Parkway
                          Houston, TX  77019-2107                               478,499                 8.78%

                          GE Life and Annuity
                          Assurance Company
                          6610 W. Broad Street
                          Building 3, 5th Floor
                          Attn: Variable Accounting
                          Richmond, VA 23230-1702                               323,494                 5.94%

                          Horace Mann
                          Life Insurance Company
                          Separate Account
                          Horace Mann
                          Springfield, IL 62715-0001                          1,014,419                18.62%

                          IDS Life Insurance Company
                          10468 Ameriprise Financial Center
                          Minneapolis, MN  55474-0014                           391,768                 7.19%

                          Transamerica Life Insurance Company
                          Separate Account
                          4333 Edgewood Road, NE
                          Cedar Rapids, IA  52499-0001                          822,822                15.10%

Growth and Income         Allmerica Financial Life
Portfolio                 Insurance & Annuity Company
                          One Security Benefit Place
                          Topeka, KS 66636-1000                               1,846,509                 7.34%

                          Allstate Life Insurance Company
                          3100 Sanders Road
                          Northbrook, IL  60062-7156                          2,223,898                 8.84%

                          American General Life
                          Insurance Company of Delaware
                          Attn: Ed Bacon
                          2727A Allen Parkway
                          Houston, TX 77019-2107                              1,592,094                 6.33%

                          GE Life and Annuity
                          Assurance Company
                          6610 W. Broad Street
                          Building 3, 5th Floor
                          Attn: Variable Accounting
                          Richmond, VA 23230-1702                             2,167,265                 8.61%

                          IDS Life Insurance Corp.
                          1438 AXP Financial Center
                          Minneapolis, MN 55474-0014                          6,623,555                26.33%

                          Transamerica Life Insurance Co.
                          Separate Account
                          4333 Edgewood Road, NE MS
                          Cedar Rapids, IA 52499-0001                         5,812,432                23.10%

Growth Portfolio          Allstate Life Insurance Company
                          3102 Sanders Road, #N4A
                          Northbrook, IL 60062                                  702,603                42.59%

                          American General Life
                          Insurance Company of Delaware
                          Attn: Ed Bacon
                          2727A Allen Parkway
                          Houston, TX 77019-2107                                424,545                25.74%

                          SunAmerica Annuity and Life
                          Assurance Company
                          Attn: Variable Annuity Accounting
                          2727 A Allen Parkway
                          Houston, TX 77019                                     287,116                17.40%

International Growth      AXA Equitable Life Separate
Portfolio                 1290 Avenue of the Americas
                          11th Floor
                          New York, NY 10104-1472                               406,092                14.61%

                          Hartford Life & Annuity
                          Separate Account
                          Attn: UIT Operations
                          P.O. Box 2999
                          Hartford, CT 06104-2999                               255,674                 9.20%

                          Hartford Life and Annuity
                          Separate Account
                          Attn: UIT Operations
                          P.O. Box 2999
                          Hartford, CT 06104-2999                               651,405                23.44%

                          Hartford Life Separate Account
                          Attn: UIT Operations
                          P.O. Box 2999
                          Hartford, CT 06104-2999                               237,448                 8.54%

                          Sun Life Assurance
                          Company of Canada (U.S.)
                          One Sunlife Executive Park
                          Wellesley Hills, MA 02481                             611,674                22.01%

                          SunAmerica Annuity and Life
                          Assurance Company
                          Attn: Variable Annuity Accounting
                          2727 A Allen Parkway
                          Houston, TX 77019                                     317,830                11.44%

Global Thematic Growth    American General Life
Portfolio                 Insurance Company of Delaware
                          Attn: Ed Bacon
                          2727A Allen Parkway
                          Houston, TX 77019-2107                                282,012                 5.76%

                          IDS Life Insurance Co.
                          222 AXP Financial Center
                          Minneapolis, MN 55474-0014                            441,529                 9.02%

                          Lincoln Life Variable Annuity
                          1300 S. Clinton Street
                          Fort Wayne, IN 46802-3506                           2,534,866                51.76%

Small Cap Growth          GE Life and Annuity
Portfolio                 Assurance Company
                          6610 W. Broad Street
                          Building 3, 5th Floor
                          Attn: Variable Accounting
                          Richmond, VA 23230-1702                             1,006,992                60.55%

                          Horace Mann
                          Life Insurance Company
                          Separate Account
                          Horace Mann
                          Springfield, IL 62715-0001                            157,900                 9.50%

                          SunAmerica Annuity and Life
                          Assurance Company
                          Attn: Variable Annuity Accounting
                          2727 A Allen Parkway
                          Houston, TX 77019                                     273,936                16.47%

Real Estate               Investment Guardian Insurance & Annuity Co. Inc.
Portfolio                 3900 Burgess Place
                          Bethlehem, PA 18017-9097                              401,982                37.67%

                          Guardian Insurance & Annuity Co. Inc.
                          3900 Burgess Place
                          Bethlehem, PA 18017-9097                              127,739                11.97%

                          Hartford Life & Annuity
                          Separate Account
                          Attn: UIT Operations
                          P.O. Box 2999
                          Hartford, CT  06104-2999                               96,879                 9.08%

                          SunAmerica Annuity and Life
                          Assurance Company
                          Attn: Variable Annuity Accounting
                          2727 A Allen Parkway
                          Houston, TX 77019                                     343,503                32.19%

International Value       GE Life and Annuity
Portfolio                 Assurance Company
                          6610 W. Broad Street
                          Building 3, 5th Floor
                          Attn: Variable Accounting
                          Richmond, VA 23230-1702                             4,167,659                 8.66%

                          Hartford Life and Annuity
                          Attn: UIT Operations
                          P.O. Box 2999
                          Hartford, CT 06104-2999                             8,166,307                16.98%

                          Hartford Life
                          Attn: UIT Operations
                          P.O. Box 2999
                          Hartford, CT 06104-2999                             4,222,906                 8.78%

                          IDS Life Insurance Corp.
                          1438 AXP Financial Center
                          Minneapolis, MN 55474-0014                         17,597,080                36.59%

                          Sun Life Assurance
                          Company of Canada (U.S.)
                          One Sunlife Executive Park
                          Wellesley Hills, MA 02481                           4,088,523                 8.50%

Small/Mid                 Hartford Life and Annuity
Cap Value                 Attn: UIT Operations
Portfolio                 P.O. Box 2999
                          Hartford, CT 06104-2999                             1,839,940                 9.18%

                          Lincoln Life Variable Annuity
                          1300 S. Clinton Street
                          Fort Wayne, IN 46802-3506                           8,664,705                43.22%

                          Nationwide Life Insurance Company
                          c/o IPO Portfolio Accounting
                          P.O. Box 182029
                          Columbus, OH 43218-2029                             4,080,526                20.35%

Value Portfolio           American General Life
                          Insurance Company of Delaware
                          Attn: Ed Bacon
                          2727A Allen Parkway, #4D1
                          Houston, TX 77019-2107                              1,144,288                13.15%

                          Hartford Life
                          Separate Account
                          Attn: UIT Operations
                          P.O. Box 2999
                          Hartford, CT 06104-2999                             2,181,692                25.08%

                          Hartford Life and Annuity
                          Attn: UIT Operations
                          P.O. Box 2999
                          Hartford, CT  06104-2999                            3,734,424                42.92%

                          SunAmerica Annuity and Life
                          Assurance Company
                          Attn: Variable Annuity Accounting
                          2727 A Allen Parkway
                          Houston, TX 77019                                     701,223                 8.06%

Balanced Wealth           GE Life and Annuity
Strategy Portfolio        Assurance Company
                          6610 W. Broad Street
                          Building 3, 5th Floor
                          Attn: Variable Accounting
                          Richmond, VA 23230-1702                             1,577,317                 6.33%

                          Hartford Life and Annuity
                          Attn: UIT Operations
                          P.O. Box 2999
                          Hartford, CT 06104-2999                             5,110,010                20.49%

                          Hartford Life
                          Separate Account
                          Attn: UIT Operations
                          P.O. Box 2999
                          Hartford, CT  06104-2999                            2,161,457                 8.67%

                          Sun Life Assurance
                          Company of Canada (U.S.)
                          One Sunlife Executive Park
                          Wellesley Hills, MA 02481                           4,650,179                18.65%

                          SunAmerica Annuity and Life
                          Assurance Company
                          Attn: Variable Annuity Accounting
                          2727 A Allen Parkway
                          Houston, TX 77019                                   2,762,279                11.08%

                          Transamerica Life Insurance Co.
                          Separate Account
                          4333 Edgewood Road, NE
                          Cedar Rapids, IA 52499-0001                         6,250,266                25.07%

Dynamic Asset Allocation  Minnesota Mutual Life
Portfolio                 Mail Station A6-4105
                          400 Robert Street N
                          Saint Paul, MN 55101-2099                           1,851,381                 5.30%

                          Ohio National Life Insurance Co.
                          FBO Its Separate Accounts
                          One Financial Way
                          Attn: Cathy Gehr, Mail Code 56
                          Cincinnati, OH 45242-5851                          20,624,954                59.10%

                          Sun Life Assurance
                          Company of Canada (U.S.)
                          One Sunlife Executive Park
                          Wellesley Hills, MA 02481                           9,739,992                27.91%



Custodian
---------

            State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, MA 02111, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Board, State Street may enter into sub-custodial agreements for the holding of the Fund's securities of foreign issuers.

Principal Underwriter
----------------------


            ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, NY 10105, serves as the Fund's Principal Underwriter.


Counsel
-------


            Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Seward & Kissel LLP, New York, NY, 10004.


Independent Registered Public Accounting Firm
---------------------------------------------

            Ernst & Young LLP, 5 Times Square, New York, NY, 10036, has been appointed as the independent registered public accounting firm for the Fund.

Code of Ethics And Proxy Voting Policies And Procedures
--------------------------------------------------------

            The Fund, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

            The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.

            Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.

--------------------------------------------------------------------------------
                 FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
                       REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


            The financial statements of the Portfolios of the Fund for the fiscal year ended December 31, 2013 and the report of Ernst & Young LLP, the independent registered public accounting firm, are incorporated herein by reference to the Portfolios' annual reports. The annual report was filed on Form N-CSR with the SEC on February 24, 2014. It is available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.AllianceBernstein.com.

--------------------------------------------------------------------------------
                                  APPENDIX A:

             STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING

--------------------------------------------------------------------------------

1.   Introduction


     As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our ESG policies and practices, please refer to our firm's Statement of Policy Regarding Responsible Investment.

     We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our Proxy Committee may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's investment groups investing on behalf of clients in both U.S. and non-U.S. securities.


2.   Proxy Policies


     Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer's past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients' best interests. In reviewing proxy issues, we will apply the following general policies:


     2.1. Corporate Governance


         We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on boards and key committees. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.


     2.2. Elections of Directors


         Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons to oppose directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may vote against directors (or withhold votes for directors where plurality voting applies) who fail to act on key issues such as failure to implement proposals to declassify the board, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will vote against directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not oppose directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.


     2.3. Appointment of Auditors


         AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.


     2.4. Changes in Legal and Capital Structure


         Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.


     2.5.  Corporate Restructurings, Mergers and Acquisitions


         AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.


     2.6. Proposals Affecting Shareholder Rights


         AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.


     2.7.  Anti-Takeover Measures


         AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.


     2.8. Executive Compensation


         AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports or advisory votes on executive compensation are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation practices of the company. Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports or advisory votes on executive compensation are required, we review the compensation practices on a case-by-case basis. With respect to companies that have received assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. We will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.


     2.9.  ESG


         We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

         Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company's long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company's long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern when evaluating these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.


3. Proxy Voting Procedures

     3.1.  Engagement


         In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committee may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committee may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company's management to discuss the relevant issues.


     3.2.  Conflicts of Interest


         AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the Proxy Committee and adherence to these policies ensures that proxies are voted based solely on our clients' best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committee taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the Chair of the Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

         Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committee takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.


     3.3.  Proxies of Certain Non-U.S. Issuers


         Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

         AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets, administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein's voting instructions.


     3.4. Loaned Securities


         Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.


     3.5.  Proxy Committee


     We have formed a Proxy Committee, which includes investment professionals from both our growth and value equities teams, which is directly involved in the decision-making process to ensure that our votes are guided by the investment professionals who are most familiar with a given company. The Proxy Committee establishes general proxy policies for AllianceBernstein and considers specific proxy voting matters as necessary. The Proxy Committee periodically reviews these policies and new types of environmental, social and governance issues, and decides how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the Proxy Committee will evaluate the proposal. In addition, the Proxy Committee, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues.

     Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committee making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committee always votes proxies with the goal of maximizing the value of the securities in client portfolios.

     It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed in section 3.2), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committee meets as necessary to address special situations.

     Members of the Proxy Committee include senior investment personnel and representatives of the Legal and Compliance Department. The Proxy Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

             Proxy Committee
             ----------------
             Vincent DuPont:  SVP-Equities
             Linda Giuliano:  SVP-Equities
             Stephen Grillo:  VP-Equities
             David Lesser:    VP-Legal
             Mark Manley:     SVP-Legal
             Andrew Weiner:   SVP-Equities


     3.6. Proxy Voting Records


         You may obtain information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

                                                                       Exhibit

                         Statement of Policy Regarding
                             Responsible Investment
                     Principles for Responsible Investment,
                    ESG, and Socially Responsible Investment

1. Introduction
AllianceBernstein L.P. ("AllianceBernstein" or "we") is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment ("PRI" or "Principles"), and Socially Responsible Investing ("SRI") incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager's fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2. Approach to ESG
Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer's past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3. Commitment to the PRI
In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes. AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define "engagement" as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles. AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI Committee
Our firm's RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm's RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

Erin Bigley: SVP-Fixed Income, New York
Alex Chaloff: SVP-Private Client, Los Angeles
Nicholas Davidson: SVP-Value, London
Kathy Fisher: SVP-Private Client, New York
Linda Giuliano: SVP-Equities, New York
Christopher Kotowicz: VP-Growth, Chicago
David Lesser: VP-Legal, New York
Mark Manley: SVP-Legal, New York
Takuji Oya: VP-Growth, Japan
Guy Prochilo: SVP-Institutional Investments, New York
Nitish Sharma: VP-Institutional Investments, Australia
Liz Smith: SVP-Institutional Investments, New York
Willem Van Gijzen: VP-Institutional Investments, Netherlands

                                     PART C
                               OTHER INFORMATION

ITEM 28.    EXHIBITS:

            (a)   (1)   Articles of Amendment and Restatement to Articles of
                        Incorporation of the Registrant dated February 1, 2006 and filed February 23, 2006 - Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 41 of
                        Registrant's Registration Statement on Form N-1A (File
                        Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on March 1, 2006.

                  (2) Articles of Amendment to Articles of Incorporation of the Registrant, dated January 9, 2008 and filed January 15, 2008 - Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 44 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on March 3, 2008.

                  (3) Articles of Amendment to Articles of Incorporation of the Registrant, dated April 28, 2008 and filed April 28, 2008 - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 46 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2008.

                  (4) Articles of Amendment to Articles of Incorporation of the Registrant, dated April 28, 2008 and filed April 28, 2008 - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 46 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2008.

                  (5) Articles of Amendment to Articles of Incorporation of the Registrant, dated September 26, 2008 and filed September 26, 2008 - Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 48 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on February 26, 2009.

                  (6) Articles of Amendment to Articles of Incorporation of the Registrant, dated March 9, 2009 and filed April 6, 2009 - Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 49 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2009.

                  (7) Articles of Amendment to Articles of Incorporation of the Registrant, dated March 30, 2009 and filed March 31, 2009 - Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 49 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2009.

                  (8) Articles of Amendment to Articles of Incorporation of the Registrant, dated March 30, 2009 and filed March 31, 2009 - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 49 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2009.

                  (9) Articles of Amendment to Articles of Incorporation of the Registrant, dated October 2, 2009 and filed October 5, 2009 - Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 50 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on February 25, 2010.

                  (10) Articles of Amendment to Articles of Incorporation of the Registrant, dated October 2, 2009 and filed October 5, 2009 - Incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 50 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on February 25, 2010.

                  (11) Articles of Amendment to Articles of Incorporation of the Registrant, dated March 16, 2011 and filed March 16, 2011 - Incorporated by reference to Exhibit (a)(11) to Post-Effective Amendment No. 53 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on March 31, 2011.


                  (12) Articles of Amendment to Articles of Incorporation of Registrant, dated and filed on June 6, 2012 - Incorporated by reference to Exhibit (a)(12) to Post-Effective Amendment No. 58 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 26, 2013.


            (b) Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit 99.77Q1 - Other Exhibits to Form NSAR-A for the Registrant filed with the Securities and Exchange Commission on August 29, 2006.

            (c)   Not applicable.

            (d)   (1)   Sub-Advisory Agreement between AllianceBernstein L.P.
                        and Law, Dempsey & Company Limited, relating to the
                        Global Bond Portfolio - Incorporated by reference to
                        Exhibit (5)(b) to Post-Effective Amendment No. 22 of
                        Registrant's Registration Statement on Form N-1A (File
                        Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 1998.

                  (2) Investment Advisory Agreement between Registrant and AllianceBernstein L.P., dated July 22, 1992, as amended as of May 1, 1997, May 1, 2001, May 1, 2003, May 1,
                        2004, September 7, 2004, May 1, 2005, August 3, 2006 and
                        April 1, 2011 - Incorporated by reference to Exhibit
                        (d)(2) to Post-Effective Amendment No. 53 of
                        Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on March 31, 2011.

            (e)   (1)   Distribution Services Agreement between the Registrant
                        and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (6) to Post-Effective Amendment
                        No. 22 of Registrant's Registration Statement on Form
                        N-1A (File Nos. 33-18647 and 811-05398), filed with the
                        Securities and Exchange Commission on April 29, 1998.

                  (2) Class B Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 28 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on May 4, 1999.

            (f)   Not applicable.

            (g) Master Custodian Agreement dated August 3, 2009 between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 2010.

            (h)   (1)   Transfer Agency Agreement between the Registrant and
                        AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit (9) to Post-Effective Amendment
                        No. 22 of Registrant's Registration Statement on Form
                        N-1A (File Nos. 33-18647 and 811-05398), filed with the
                        Securities and Exchange Commission on April 29, 1998.

                  (2)   Expense Limitation Undertaking by AllianceBernstein L.P.
                        - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 40 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 27, 2005.

                  (3)   Form of Expense Limitation Undertaking by
                        AllianceBernstein L.P. - Incorporated by reference to Post-Effective Amendment No. 41 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on March 1, 2006.


                  (4) Expense Limitation Agreement between Registrant and AllianceBernstein L.P. - Incorporated by reference to Post-Effective Amendment No. 58 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 26, 2013.


            (i)   Opinion and Consent of Seward & Kissel LLP - Filed herewith.

            (j) Consent of Independent Registered Public Accounting Firm - Filed herewith.

            (k)   Not applicable.

            (l)   Not applicable.

            (m) Rule 12b-1 Class B Distribution Plan - Incorporated by reference to Exhibit (m) to Post-Effective Amendment No. 28 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on May 4, 1999.

            (n) Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 36 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on February 11, 2004.

            (p)   (1)   Code of Ethics for the Fund - Incorporated by reference
                        to Exhibit (p)(1) to Post-Effective Amendment No. 31 of
                        Registrant's Registration Statement on Form N-1A (File
                        Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 26, 2001.


                  (2) Code of Ethics for the AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 146 of the Registration Statement on Form N-1A of AllianceBernstein Cap Fund, Inc. (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 26, 2014.

            (o)   Reserved.


Other Exhibits:


            Powers of Attorney for: John H. Dobkin, Michael J. Downey, William
            H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert M. Keith, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner - Incorporated by reference to Other Exhibits to Post-Effective No. 58 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 26, 2013.


ITEM 29.    Persons Controlled by or under Common Control with Registrant.

            None.

ITEM 30.    Indemnification.

            It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Amended and Restated Articles of Incorporation, filed as Exhibit (a),
            Article IX of the Registrant's Amended and Restated By-Laws filed as Exhibit (b) and Section 9 of the Distribution Services Agreement filed as Exhibit (e)(1) and Class B Distribution Services Agreement filed as Exhibit (e)(2). The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in
            Section 4 of the Advisory Agreement filed as Exhibit (d)(1) in response to Item 28.

            Article EIGHTH of the Registrant's Articles of Amendment and Restatement of Articles of Incorporation reads as follows:

            EIGHTH: (1) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

            (2) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or
            (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

            (3) The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

            (4) Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

            The Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, AllianceBernstein L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

            The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. ("ABI") provides that the Registrant will indemnify, defend and hold ABI, and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement or Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in any thereof not misleading, provided that nothing therein shall be so construed as to protect ABI against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or be reason of reckless disregard of its obligations or duties thereunder. The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, the Advisory Agreement between the Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between the Registrant and ABI.

            Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

            In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the indemnitee) was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (disabling conduct) or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither interested persons of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding (disinterested, non-party directors), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

            ARTICLE IX of the Registrant's Amended and Restated By-laws reads as follows:

            ARTICLE IX. Indemnification.

            To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

            Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

            The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by AllianceBernstein L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 31.    Business and Other Connections of Adviser.

            The descriptions of AllianceBernstein L.P. under the caption Management of the Fund in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

            The information as to the directors and executive officers of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P., set forth in AllianceBernstein L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.

ITEM 32.    Principal Underwriters.

            (a) ABI, is the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI is the Principal Underwriter or Distributor for the following investment companies:

            AllianceBernstein Blended Style Series, Inc.
            AllianceBernstein Bond Fund, Inc.
            AllianceBernstein Cap Fund, Inc.
            AllianceBernstein Core Opportunities Fund, Inc.
            AllianceBernstein Corporate Shares
            AllianceBernstein Discovery Growth Fund, Inc.
            AllianceBernstein Equity Income Fund, Inc.
            AllianceBernstein Exchange Reserves
            AllianceBernstein Fixed-Income Shares, Inc.
            AllianceBernstein Global Bond Fund, Inc.
            AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Risk Allocation Fund, Inc.
            AllianceBernstein Global Thematic Growth Fund, Inc.
            AllianceBernstein Growth and Income Fund, Inc.
            AllianceBernstein High Income Fund, Inc.
            AllianceBernstein Institutional Funds, Inc.
            AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
            AllianceBernstein International Growth Fund, Inc.
            AllianceBernstein Large Cap Growth Fund, Inc.
            AllianceBernstein Municipal Income Fund, Inc.
            AllianceBernstein Municipal Income Fund II
            AllianceBernstein Short Duration Portfolio(1)
            AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
            AllianceBernstein Unconstrained Bond Fund, Inc.
            Sanford C. Bernstein Fund II, Inc.
            The AllianceBernstein Pooling Portfolios
            The AllianceBernstein Portfolios

--------
(1) This is a retail Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C shares.

            (b) The following are the Directors and Officers of AllianceBernstein Investments, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York 10105.

                             POSITIONS AND                  POSITIONS AND
                             OFFICES                        OFFICES
NAME                         WITH UNDERWRITER               WITH REGISTRANT
-----                        ----------------               --------------------

Directors
---------


Robert M. Keith              Director and President         President and Chief
                                                            Executive Officer

Mark R. Manley               Director and Secretary

Officers
--------

Emilie D. Wrapp              Senior Vice President,         Secretary
                             Assistant General Counsel
                             and Assistant Secretary

Laurence H. Bertan           Senior Vice President and
                             Assistant Secretary

Peter G. Callahan            Senior Vice President

Kevin T. Cannon              Senior Vice President

Russell R. Corby             Senior Vice President

John W. Cronin               Senior Vice President

John C. Endahl               Senior Vice President

Adam E. Engelhardt           Senior Vice President

John Edward English          Senior Vice President

Daniel Ennis                 Senior Vice President

Edward J. Farrell            Senior Vice President and
                             Controller

Mark A. Gessner              Senior Vice President

Kenneth L. Haman             Senior Vice President

Michael S. Hart              Senior Vice President

Joseph P. Healy              Senior Vice President

Scott Hutton                 Senior Vice President

Ajai M. Kaul                 Senior Vice President

Hiroshi Kimura               Senior Vice President

Eric L. Levinson             Senior Vice President

James M. Liptrot             Senior Vice President and
                             Assistant Controller

William Marsalise            Senior Vice President

Joanna D. Murray             Senior Vice President

Daniel A. Notto              Senior Vice President,
                             Counsel and Assistant
                             Secretary

John J. O'Connor             Senior Vice President

Suchet Padhye (Pandurang)    Senior Vice President

Guy Prochilo                 Senior Vice President

John D. Prosperi             Senior Vice President

Miguel A. Rozensztroch       Senior Vice President

Stephen C. Scanlon           Senior Vice President

John P. Schmidt              Senior Vice President

Elizabeth M. Smith           Senior Vice President

Peter J. Szabo               Senior Vice President

Joseph T. Tocyloski          Senior Vice President

Christian G. Wilson          Senior Vice President

Derek Yung                   Senior Vice President

Aimee K. Alati               Vice President

Constantin L. Andreae        Vice President

DeAnna D. Beedy              Vice President

Christopher M. Berenbroick   Vice President

Chris Boeker                 Vice President

Brandon W. Born              Vice President

James J. Bracken             Vice President

Robert A. Brazofsky          Vice President

Richard A. Brink             Vice President

Shaun D. Bromley             Vice President

Brian Buehring               Vice President

Michael A. Capella           Vice President

Laura A. Channell            Vice President

Mikhail Cheskis              Vice President

Nelson Kin Hung Chow         Vice President

Flora Chuang                 Vice President

Peter T. Collins             Vice President

Dwight P. Cornell            Vice President

Silvio Cruz                  Vice President

Kevin M. Dausch              Vice President

Christine M. Dehil           Vice President

Marc J. Della Pia            Vice President

Patrick R. Denis             Vice President

Ralph A. DiMeglio            Vice President

Joseph T. Dominguez          Vice President

Barbara Anne Donovan         Vice President

Robert Dryzgula              Vice President

Arend J. Elston              Vice President

Gregory M. Erwinski          Vice President

Michael J. Ferraro           Vice President

Andrew H. Fischer            Vice President

Susan A. Flanagan            Vice President

Robert K. Forrester          Vice President

Yuko Funato                  Vice President

Kevin T. Gang                Vice President

Mark C. Glatley              Vice President

Stefanie M. Gonzalez         Vice President

Kimberly A. Collins Gorab    Vice President

Tetsuya Hada                 Vice President

Brian P. Hanna               Vice President

Kenneth Handler              Vice President

Terry L. Harris              Vice President

Olivier Herson               Vice President

Lia A. Horii                 Vice President

Eric S. Indovina             Vice President

Tina Kao                     Vice President

Jang Joong Kim               Vice President

Scott M. Krauthamer          Vice President

Stephen J. Laffey            Vice President and             Assistant Secretary
                             Counsel

Edward G. Lamsback           Vice President

Christopher J. Larkin        Vice President

Chang Hyun Lee               Vice President

Ginnie Li                    Vice President

Jonathan M. Liang            Vice President

Karen (Yeow Ping) Lim        Vice President

Darren L. Luckfield          Vice President

Richard J. Maertz            Vice President

Matthew J. Malvey            Vice President

Robert A. Mancini            Vice President

Todd Mann                    Vice President

Silvia Manz                  Vice President

Russell B. Martin            Vice President

Nicola Meotti                Vice President

Yuji Mihashi                 Vice President

David Mitchell               Vice President

Thomas F. Monnerat           Vice President

Paul S. Moyer                Vice President

Juan Mujica                  Vice President

Jennifer A. Mulhall          Vice President

John F. Multhauf             Vice President

Robert D. Nelms              Vice President

Jamie A. Nieradka            Vice President

Alex E. Pady                 Vice President

David D. Paich               Vice President

Kimchu Perrington            Vice President

Leo J. Peters IV             Vice President

Jared M. Piche               Vice President

Jeffrey Pietragallo          Vice President

Joseph J. Proscia            Vice President

Damien Ramondo               Vice President

Carol H. Rappa               Vice President

Jessie A. Reich              Vice President

Lauryn A. Rivello            Vice President

Patricia A. Roberts          Vice President

Claudio Rondolini            Vice President

Gregory M. Rosta             Vice President and
                             Assistant Secretary

Karen Sirett                 Vice President

John F. Skahan               Vice President

Orlando Soler                Vice President

Chang Min Song               Vice President

Daniel L. Stack              Vice President

Jason P. Stevens             Vice President

Peter Stiefel                Vice President

Sharon Su                    Vice President

Atsuko Takeuchi              Vice President

Scott M. Tatum               Vice President

Laura L. Tocchet             Vice President

Louis L. Tousignant          Vice President

Ming (Ming Kai) Tung         Vice President

Christian B. Verlingo        Vice President

Wendy Weng                   Vice President

Stephen M. Woetzel           Vice President                 Assistant Controller

Chapman Tsan Man Wong        Vice President

Joanna Wong (Chun-Yen)       Vice President

Yoshinari Yagi               Vice President

Isabelle (Hsin-I) Yen        Vice President

Oscar Zarazua                Vice President

Martin J. Zayac              Vice President

Charissa A. Pal              Vice President

Corey S. Beckerman           Assistant Vice President

Claudio Roberto Bello        Assistant Vice President

Roy C. Bentzen               Assistant Vice President

James M. Broderick           Assistant Vice President

Christopher J. Carrelha      Assistant Vice President

Daisy (Sze Kie) Chung        Assistant Vice President

Francesca Dattola            Assistant Vice President

Robert A. Fiorentino         Assistant Vice President

Gregory B. Handrahan         Assistant Vice President

Friederike Grote             Assistant Vice President

Joseph Haag                  Assistant Vice President

Brian M. Horvath             Assistant Vice President

Sylvia Hsu                   Assistant Vice President

Isabelle Husson              Assistant Vice President

Junko Kimura                 Assistant Vice President

Aaron S. Kravitz             Assistant Vice President

Jim Liu                      Assistant Vice President

Mark J. Maier                Assistant Vice President

Rachel A. Moon               Assistant Vice President

Nora E. Murphy               Assistant Vice President

Brian W. Paulson             Assistant Vice President

Pablo Perez                  Assistant Vice President

Tricia L. Psychas            Assistant Vice President

Mark A. Quarno               Assistant Vice President

Jennifer B. Robinson         Assistant Vice President

Richard A. Schwam            Assistant Vice President

Nicholas A. Semko            Assistant Vice President

Chizu Soga                   Assistant Vice President

Michiyo Tanaka               Assistant Vice President

Miyako Taniguchi             Assistant Vice President

Laurence Vandecasteele       Assistant Vice President

Annabelle C. Watson          Assistant Vice President

Jeffrey Western              Assistant Vice President

Matthew J. Wrzesniewsky      Assistant Vice President

William Wielgolewski         Assistant Vice President

Colin T. Burke               Assistant Secretary


            (c)   Not Applicable.

ITEM 33.    Location of Accounts and Records.

            The accounts, books and other documents required to be maintained by
            Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003, and at the offices of The Bank of New York, the Registrant's custodian, One Wall Street, New York, NY 10286. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

ITEM 34.    Management Services.

            Not Applicable.

ITEM 35.    Undertakings.

            Not Applicable.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York, on the 28th day of April, 2014.


                           ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


                                                   By:  Robert M. Keith*
                                                        ------------------
                                                        Robert M. Keith
                                                        President

           Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

   SIGNATURE                           TITLE                    DATE
   ----------                          ------                   -----

1. Principal Executive Officer



   Robert M. Keith*                    President and Chief      April 28, 2014
   --------------------------          Executive Officer
   Robert M. Keith

2. Principal Financial and
   Accounting Officer

   /s/ Joseph J. Mantineo              Treasurer and            April 28, 2014
   --------------------------          Chief Financial
       Joseph J. Mantineo              Officer



3. All of the Directors:

   John H. Dobkin*
   Michael Downey*
   William H. Foulk, Jr.*
   D. James Guzy*
   Nancy P. Jacklin*
   Robert M. Keith*
   Garry L. Moody*
   Marshall C. Turner, Jr.*
   Earl D. Weiner*

   *By: /s/ Stephen J. Laffey                                   April 28, 2014
        ---------------------
            Stephen J. Laffey
           (Attorney-in-fact)

                               INDEX TO EXHIBITS
                               ------------------

Exhibit No.   Description of Exhibits
----------    -----------------------

(i)           Opinion and Consent of Seward & Kissel LLP

(j)           Consent of Independent Auditor Ernst & Young LLP